As filed with the Securities and Exchange Commission on February 28, 2008

1933 Act Registration No. 033-44909

1940 Act Registration No. 811-06520

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 39	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 41	☒

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

Daniel O. Hirsch

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on March 1, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MANAGERS FUNDS

- Managers Fremont Bond Fund

PROSPECTUS
March 1, 2008

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P025-0308

managers
INVESTMENT GROUP LLC

2–9	SUMMARY OF THE FUND

Managers Fremont Bond Fund
Summary of Principal Risks
Other Important Information about the Fund and its Investment Strategies and Risks
Fund Management

10–15	SHAREHOLDER GUIDE

Your Account
Investing through an Intermediary
Transaction Policies
How to Buy or Sell Shares
Investor Services
Federal Income Tax Information

16	FINANCIAL HIGHLIGHTS

Managers Fremont Bond Fund

16	HOW TO CONTACT US

Managers Investment Group	1

SUMMARY OF THE FUND

FUND FACTS

Investment Style:

Debt Instruments

Benchmark:

Lehman Brothers Aggregate Bond Index

Ticker:

MBDFX

Investment Manager:

Managers Investment Group LLC

(the “Investment Manager”)

Subadvisor:

Pacific Investment Management

Company, LLC (“PIMCO”)

MANAGERS FREEMONT BOND FUND

OBJECTIVE

The Managers Fremont Bond Fund’s (the “Fund”) investment objective is to maximize total return consistent with the preservation of capital.

FOCUS

The Fund typically invests in debt instruments. The Fund primarily invests in bonds that are rated investment grade (Baa/BBB or better) by Moody’s or Standard & Poor’s, or in bonds of comparable quality. In addition, the Fund seeks to maintain an average duration of three to six years.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in debt instruments. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund may also invest in derivatives such as options, futures contracts, or swap agreements.

PRINCIPAL INVESTMENT STRATEGIES

The investment manager to the Fund, Managers Investment Group LLC, has selected Pacific Investment Management Company, LLC as the Fund’s Subadvisor. In an effort to provide consistently attractive returns, PIMCO typically:

•	Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

•	Updates its long-term outlook annually by determining a general maturity/duration range for the portfolio in relation to the market.

•	Manages duration to help control risk.

•	Selects bonds that help the Fund meet its maturity requirements and satisfy its credit quality standards.

•	Sells all or part of the Fund’s holdings in a particular bond if:

—The security no longer represents good value; or

—More attractive risk/return potential exists in an alternative position; or

—The security no longer fits with the strategy of the Fund.

As used in connection with the Fund, debt instruments include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

2	Managers Investment Group

SUMMARY OF THE FUND

MANAGERS FREMONT BOND FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best prices.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THE FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. The Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to intermediate-term bonds from around the world.

•	Seeking monthly income and moderate investment risk.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Bill Gross

Managing Director, Chief Investment Officer of PIMCO, and Portfolio Manager

See “Fund Management” on page 8 for more information on the portfolio manager.

Managers Investment Group	3

SUMMARY OF THE FUND

MANAGERS FREMONT BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns1 as of 12/31/07

Managers Fremont Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	8.82%	5.16%	6.62%
Return After Taxes on Distributions	6.83%	3.53%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	5.67%	3.48%	4.30%
Lehman Bros. U.S. Aggregate Bond index[2] (before taxes)	6.97%	4.42%	5.97%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of Securities and Exchange Commission-registered securities. The Index reflects no deduction for fees, expenses, or taxes

4	Managers Investment Group

SUMMARY OF THE FUND

MANAGERS FREMONT BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.40%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.37%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver and Reimbursements[2]	(0.17)%
Net Annual Fund Operating Expenses[3]	0.62%

[1]	Other Expense have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

Managers Investment Group LLC has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.60%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$235	$422	$962

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Service and Standard & Poor’s Corporation. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Derivatives, a category that includes options, futures, and forwards, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives will involve costs, and the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk.

Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

6	Managers Investment Group

SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated March 1, 2008 (the “SAI”).

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

The Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs, and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

Managers Investment Group	7

SUMMARY OF THE FUND

FUND MANAGEMENT

The Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Fund is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

The Fund’s Subadvisor is PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660. William H. Gross, Portfolio Manager of the Fund since March 1994, is a founder and Managing Director of PIMCO. Mr. Gross has served as Managing Director since the firm’s inception in 1971, and has over 30 years of professional fixed-income investment experience. In addition to serving as Subadvisor to the Fund, PIMCO managed over $746.3 billion in fixed-income investments for institutional clients as of December 31, 2007.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to PIMCO.

Additional information regarding other accounts managed by the portfolio manager, his compensation and ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement for the Fund between the Investment Manager and the Subadvisor is available in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2007.

PIMCO Regulatory and Litigation Matters

Since February 2004, PIMCO, AGI, AGID, certain of their affiliates, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present the PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the funds of the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007 the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbes-

8	Managers Investment Group

SUMMARY OF THE FUNDS

FUND MANAGEMENT

tos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain funds of the PIMCO Funds and certain other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Managers Investment Group	9

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by a Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

10	Managers Investment Group

SHAREHOLDER GUIDE

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares anytime. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	11

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES
	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*…
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•      Name of the Fund

•      Dollar amount or number of shares you wish to sell

•      Your name

•      Your account number

•      Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions which are below $50,000.

12	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Fremont Bond Fund

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions including but not limited to the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make, but not until after the Fund gives you 60 days notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 14.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolios, increase the Fund’s expenses, and have a negative impact on the Fund’s performance.

Managers Investment Group	13

SHAREHOLDER GUIDE

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and their shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 15.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any fund that you are considering for an exchange. When you purchase the fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at anytime.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from the Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares dividends and distributions daily, and pays them out monthly. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election anytime by giving the Fund written notice at least 10 days before the scheduled payment date.

14	Managers Investment Group

SHAREHOLDER GUIDE

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consist of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (IRS) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

OTHER TAX MATTERS

Certain of the Fund’s investments, including certain debt instruments, derivatives, and foreign securities or foreign currencies, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

Managers Investment Group	15

FINANCIAL HIGHLIGHTS AND HOW TO CONTACT US

The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the fiscal year ended October 31,
Managers Fremont Bond Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.31	$10.31	$10.79	$10.43	$10.51
Income from Investment Operations:
Net investment income	0.47	0.47	0.37	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.13	(0.00)[3]	(0.17)	0.42	0.36
Total from investment operations	0.60	0.47	0.20	0.66	0.63
Less Distributions to Shareholders from:
Net investment income	(0.50)	(0.47)	(0.35)	(0.25)	(0.37)
Net realized gain on investments	—	—	(0.33)	(0.05)	(0.34)
Total distributions to shareholders	(0.50)	(0.47)	(0.68)	(0.30)	(0.71)
Net Asset Value, End of Year	$10.41	$10.31	$10.31	$10.79	$10.43
Total Return[1]	5.96%	4.75%	2.00%	6.45%	6.20%
Ratio of net operating expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets[1]	4.86%	4.72%	3.43%	2.24%	281%
Portfolio turnover	249%	244%	392%	113%	85%
Net assets at end of year (000’s omitted)	$1,207,072	$1,163,251	$971,130	$852,799	$852,076

Ratio Absent Expense Offsets:[2]
Ratio of total expenses to average net assets	0.77%	0.77%	0.72%	0.69%	0.66%
Ratio of net investment income to average net assets	4.69%	4.55%	3.31%	2.15%	2.76%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement / recoupment and expense offsets such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Rounds to less than ($0.01) per share.

HOW TO CONTACT US

MANAGERS FUNDS

INVESTMENT MANAGER	LEGAL COUNSEL	TRUSTEES Jack W. Aber William E. Chapman, II Edward J. Kaier William J. Nutt Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis
Managers Investment Group LLC	Ropes & Gray LLP
800 Connecticut Avenue	One International Place
Norwalk, Connecticut 06854-2325	Boston, Massachusetts 02110-2624
203.299.3500 or 800.835.3879
TRANSFER AGENT
DISTRIBUTOR	PFPC Inc.
Managers Distributors, Inc.	P.O. Box 9769
800 Connecticut Avenue	Providence, Rhode Island 02940-9769
Norwalk, Connecticut 06854-2325	800.548.4539

CUSTODIAN
The Bank of New York
2 Hanson Place
Brooklyn, New York 10286

16	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Fund). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (“SAI”), Annual

Report, and Semi-Annual Report contain additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

www.managersinvest.com

MANAGERS FUNDS

PROSPECTUS
March 1, 2008

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P026-0308

managers
INVESTMENT GROUP LLC

1	OVERVIEW

2– 11	SUMMARY OF THE FUNDS

Managers Fremont Micro-Cap Fund
Managers Fremont Institutional Micro-Cap Fund
Summary of Principal Risks
Other Important Information about the Funds and their Investment Strategies and Risks
Fund Management

12–17	SHAREHOLDER GUIDE

Your Account
Investing through an Intermediary
Transaction Policies
How to Buy or Sell Shares
Investor Services
Federal Income Tax Information

18	FINANCIAL HIGHLIGHTS

Managers Fremont Micro-Cap Fund
Managers Fremont Institutional Micro-Cap Fund

19	HOW TO CONTACT US

Managers Investment Group

OVERVIEW

This Prospectus contains important information about the Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund (each, a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	1

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Micro-Cap Equities

Benchmarks:

Russell Microcap® Index

Russell 2000® Growth Index

(former benchmark)

Ticker:

MMCFX

Subadvisors:

Next Century Growth Investors LLC

(“Next Century”)

Lord, Abbett & Co. LLC

(“Lord Abbett”)

WEDGE Capital Management L.L.P.

(“WEDGE Capital”)

OFI Institutional Asset Management, Inc.

(“OFII”)

The Russell Microcap® and the Russell 2000® Growth Indexes are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS FREMONT MICRO-CAP FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund typically invests in U.S. micro-cap stocks, the stocks of U.S. companies that, when initially purchased, have market capitalizations of less than $1.55 billion at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favor able return potential but are selling at reasonable valuations.

•

Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks companies that are run by strong management, and have a sustainable competitive advantage, long product cycle and pricing flexibility while consistently delivering a high, sustained return on investment.

•	The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•	A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

2	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Micro-Capitalization Stock Risk—micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to micro-cap companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns, in particular those associated with the smallest of U.S. stocks.

SUBADVISORS

See “Fund Management” on page 11 for more information on the Subadvisors.

Managers Investment Group	3

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns may have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the addition of new Subadvisors. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Average Annual Total Returns1 as of 12/31/07

Managers Fremont Micro-Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.21%	15.44%	11.82%
Return After Taxes on Distributions	9.21%	15.44%	10.10%
Return After Taxes on Distributions and Sale of Fund Shares	5.98%	13.61%	9.40%
Russell Microcap ® Index[2] (before taxes)	–8.00%	15.87%	– [4]
Russell 2000 ® Growth Index[3] (before taxes)	7.05%	16.50%	4.32%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and represents the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. The Index reflects no deduction of fees, expenses, or taxes.

[3]

Russell 2000® Growth Index was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell Microcap® Index because it determined that the Russell Micro-cap® Index more accurately reflects the types of securities in which the Fund invests. The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction of fees, expenses, or taxes.

[4]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the average annual return for the Index was 8.07%.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution (12b-1) Fees	None
Other E xpenses[1]	0.52%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.54%
Fee, Waiver and Reimbursement[2]	0.00%
Net Annual Fund Operating Expenses[3]	1.54%

1	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
2	Managers Investment Group LLC has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.56%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.
3	The Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 157	$486	$839	$1,835

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Micro-Cap Equities

Benchmarks:

Russell Microcap® Index

Russell 2000® Growth Index

(former benchmark)

Ticker:

MMCFX

Subadvisors:

Next Century Growth Investors LLC

(“Next Century”)

Lord, Abbett & Co. LLC

(“Lord Abbett”)

WEDGE Capital Management L.L.P.

(“WEDGE Capital”)

OFI Institutional Asset Management, I nc.

(“OFII”)

The Russell Microcap® and the Russell 2000® Growth Indexes are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund typically invests in U.S. micro-cap stocks, the stocks of U.S. companies that, when initially purchased, have market capitalizations of less than $1.55 billion at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favorable return potential but are selling at reasonable valuations.

•

Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks companies that are run by strong management, have a sustainable competitive advantage, long product cycle and pricing flexibility while consistently delivering a high sustained return on investment.

•	The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•	A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Micro-Capitalization Stock Risk—micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to micro-cap companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns, in particular those associated with the smallest of U.S. stocks.

SUBADVISORS

See “Fund Management” on page 11 for more information on the Subadvisors.

Managers Investment Group	7

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns may have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the addition of new Subadvisors. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Average Annual Total Returns1 as of 12/31/07

Managers Fremont Institutional Micro-Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	8.32%	15.22%	13.70%
Return After Taxes on Distributions	4.56%	13.44%	10.90%
Return After Taxes on Distributions and Sale of Fund Shares	6.61%	12.82%	10.69%
Russell Microcap ® Index[2] (before taxes)	–8.00%	15.87%	– [4]
Russell 2000 ® Growth Index[3] (before taxes)	7.05%	16.50%	4.32%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and represents the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. The Index reflects no deduction of fees, expenses, or taxes.

[3]

Russell 2000® Growth Index was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell Microcap® Index because it determined that the Russell Micro-cap® Index more accurately reflects the types of securities in which the Fund invests. The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction of fees, expenses, or taxes.

[4]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the return for the Index was 8.07%.

8	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.38%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.41%
Fee Waiver and Reimbursement[2]	(0.03)%
Net Annual Fund Operating Expenses[3]	1.38%

1	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
2	Managers Investment Group LLC has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.35%, subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

3	The Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 140	$443	$768	$1,688

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	9

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may under perform value stocks during given periods.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

MICRO-CAPITALIZATION STOCK RISK

Micro-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Funds may underperform other stock funds (such as medium- and large-company stock funds) when stocks of micro-capitalization companies are out of favor.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated March 1, 2008 (the “SAI”).

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

10	Managers Investment Group

SUMMARY OF THE FUNDS

FUND MANAGEMENT

Each Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Nor-walk, Connecticut 06854, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

The Funds are managed by a group of Subadvisors, each with a specific investment focus.

Next Century Growth Investors LLC (“Next Century”), located at 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416, manages a portion of each Fund focusing on micro-cap and small-cap growth investments. As of December 31, 2007, Next Century had assets under management of approximately $2.9 billion. Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by Next Century and have served in that capacity since December 10, 2007. All of the portfolio managers work collaboratively to manage the portfolio, with no one person primarily responsible for portfolio management. Thomas Press is the Chairman and CEO of Next Century and Donald Longlet is the President of Next Century, both serving in their respective capacities since 1998. Robert Scott has been a portfolio manager of Next Century since 2000. Peter Capouch has been a portfolio manager at Next Century since 2003, and before that he served as a consultant analyst of State Street Advisers from 2002-2003. Kaj Doerring has been a portfolio manager since 2005, and before that he served as the Vice-President of Sales of Think Equity Partners from 2002-2005.

Lord, Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of each Fund focusing on micro-cap growth investments. As of December 31, 2007, Lord Abbett had assets under management of approximately $110 billion. Lord Abbett uses a team of investment managers and analysts acting together to manage the portion of each Fund’s portfolio that is managed by Lord Abbett. F. Thomas O’Halloran, Partner and Portfolio Manager, heads the Funds’ team and is primarily responsible for the day-to-day management of the Funds. The other senior member is Anthony Hipple. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. Mr. Hipple joined Lord Abbett in 2002 from Piper Jaffray Asset Management, where he served as a Senior Analyst. Mr. Hipple is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1995. Messrs. O’Halloran and Hipple have been members of the Fund’s investment team since 2007.

WEDGE Capital Management L.L.P. (“WEDGE Capital”), located at 301 South College Street, Suite 2920, Charlotte, North Carolina 28202, manages a portion of each Fund focusing on micro-cap value investments. As of December 31, 2007, WEDGE Capital had assets under management of approximately $10.1 billion. Peter F. Bridge, R. Michael James, Michael Gardner, and Monika LaRiche, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by WEDGE Capital and have served in that capacity since December 10, 2007. The Investment Policy Committee, which is made up of a broad representation of WEDGE Capital’s investment professionals, is responsible for general portfolio oversight. Peter F. Bridge and R. Michael James are General Partners and Portfolio Manager and have served in those positions during the past five years. Michael Gardner is a General Partner and the Director of Research and has served in those positions during the past five years. Monika LaRiche, CFA, is the lead micro-cap analyst on the team and has served as an Equity Research Associate at WEDGE Capital from 2002-2003 and as an Equity Research Analyst since 2004.

OFI Institutional Asset Management, Inc. (“OFII”), located at 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210, manages a portion of each Fund focusing on micro-cap core investments. As of December 31, 2007, OFII had assets under management of approximately $12.7 billion. Daniel Goldfarb, Christopher Crooks, and Steven Dray are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by OFII and have served in that capacity since December 10, 2007. Daniel Goldfarb is the lead portfolio manager of the team and also serves as Vice President of OFII and Head of the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core, small-cap growth, and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFII in 2006, Mr. Goldfarb was a Managing Director/Portfolio Manager at OFII’s affiliate, Babson Capital Management LLC (“Babson Capital”), since 1995. Mr. Goldfarb is assisted by Christopher Crooks and Steven Dray, portfolio managers who work collaboratively with Mr. Goldfarb on

Managers Investment Group	11

SHAREHOLDER GUIDE

FUND MANAGEMENT

the day-to-day management of each Fund. Mr. Crooks currently serves as a Vice President of OFII and a portfolio manager for the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFII in 2006, Mr. Crooks held the position of Managing Director/ Portfolio Manager at Babson Capital since 2003. Prior to that, Mr. Crooks was a Managing Director/Analyst at Commerce Capital Markets responsible for covering the specialty chemicals and materials sectors. Mr. Dray is also a Vice President of OFII and a portfolio manager for the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core, small-cap growth, and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFII in 2006, Mr. Dray was a Managing Director/Portfolio Manager at Babson Capital since 2001.

Each Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of its average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Subadvisor.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2007, and a discussion regarding the basis for the Board of Trustees approving the Subadvisory Agreements for the Funds between the Investment Manager and the various Subadvisors will be available in the Funds’ Semi-Annual Report to Shareholders for the six months ended April 30, 2008.

Additional information regarding other accounts managed by the Funds’ Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.

12	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in a Fund or to redeem out of a Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to a Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Funds NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

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SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares anytime. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

14	Managers Investment Group

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•     Name of the Fund

•     Dollar amount or number of shares you wish to sell

•     Your name

•     Your account number

•     Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 ($250,000 for Managers Fremont Institutional Micro-Cap Fund).

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over for Managers Fremont Micro-Cap Fund or $250,000 and over for Managers Fremont Institutional Micro-Cap Fund require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions which are below $50,000 or $250,000 for Managers Fremont Institutional Micro-Cap Fund.

Managers Investment Group	15

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Fremont Micro-Cap Fund

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Managers Fremont Institutional Micro-Cap Fund

	Initial Investment	Additional Investments
• Regular Accounts	$250,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 for the Managers Fremont Micro-Cap Fund or $250,000 for Managers Fremont Institutional Micro-Cap Fund or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Funds may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $500 for the Managers Fremont Micro-Cap Fund or $50,000 for Managers Fremont Institutional Micro-Cap Fund due to redemptions you make, but not until after a Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Funds, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 17.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

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SHAREHOLDER GUIDE

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. The Funds may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although each Fund uses reasonable efforts to prevent market timing activities in the Funds, its efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 18.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering

Managers Investment Group	17

SHAREHOLDER GUIDE

for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at anytime.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election anytime by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, broker-dealers, and foreign persons that may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

TAXABILITY OF TRANSACTIONS

Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a Fund provided certain holding periods and other requirements are met.

Any investments in foreign securities may be subject to foreign withholding taxes. In some cases, a Fund’s yield would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. A Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Any gain that results from the sale or exchange of your shares is generally also subject to federal income tax. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAX WITHHOLDING

To avoid withholding of taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; or

•	Certify that you are exempt from withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (“IRS”) notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

18	Managers Investment Group

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the fiscal year ended October 31,
Managers Fremont Micro-Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning Of Year	$34.48	$29.65	$27.86	$28.14	$18.43
Income from Investment Operations:
Net investment loss	(0.37)[4]	(0.26)[4]	(0.38)	(0.44)	(0.33)
Net realized and unrealized gain on investments	7.79 [4]	5.09 [4]	2.17	0.16	10.04
Total from investment operations	7.42	4.83	1.79	(0.28)	9.71
Net Asset Value, End Of Year	$41.90	$34.48	$29.65	$27.86	$28.14
Total Return[1]	21.52%[5]	16.29%	6.42%	(1.00)%	52.69%
Ratio of net expenses to average net assets	1.53%[2]	1.54%[2]	1.56%[2]	1.62%	1.64%
Ratio of net investment loss to average net assets[1]	(1.01)%	(0.79)%	(1.11)%	(1.41)%	(1.47)%
Portfolio turnover	76%	82%	68%	83%	105%
Net assets at end of year (000’s omitted)	$271,934	$303,474	$397,629	$490,527	$573,677

	For the fiscal year ended October 31,
Managers Fremont Institutional Micro-Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning Of Year	$15.07	$14.94	$14.49	$14.52	$9.50
Income from Investment Operations:
Net investment loss	(0.13)[4]	(0.09)[4]	—	(0.17)	(0.13)
Net realized and unrealized gain on investments	2.99 [4]	2.36 [4]	0.97	0.14	5.15
Total from investment operations	2.86	2.27	0.97	(0.03)	5.02
Less distributions to Shareholders from:
Net investment income	—	—	(0.00)#	—	—
Net realized gain on investments	(1.28)	(2.14)	(0.52)	—	—
Total distribution to shareholders	(1.28)	(2.14)	(0.52)	—	—
Net Asset Value, End Of Year	$16.65	$15.07	$14.94	$14.49	$14.52
Total Return[1]	20.48%	16.33%	6.54%	(0.21)%	52.84%
Ratio of net expenses to average net assets[2]	1.35%	1.35%	1.35%	1.30%	1.30%
Ratio of net investment loss to average net assets[1]	(0.83)%	(0.63)%	(0.89)%	(1.09)%	(1.12)%
Portfolio turnover	129%	78%	73%	87%	119%
Net assets at end of year (000’s omitted)	$141,223	$259,395	$295,701	$358,011	$391,662

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.39%	1.37%	1.39%	1.30%	1.30%
Ratio of net investment loss to average net assets	(0.87)%	(0.65)%	(0.93)%	(1.09)%	(1.12)%

#	Number rounds to less than ($0.01) per share.
[1]	Total returns and net investment loss would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Ratio information assuming no reduction of Fund expenses.
[4]	Per share numbers have been calculated using average shares.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers Investment Group	19

HOW TO CONTACT US

MANAGERS FUNDS

INVESTMENT MANAGER Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854-2325 203.299.3500 or 800.835.3879	TRANSFER AGENT PFPC Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769 800.548.4539

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRUSTEES Jack W. Aber William E. Chapman, II Edward J. Kaier William J. Nutt Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis

20	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

THIS PAGE INTENTIONALLY LEFT BLANK

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (“SAI”), Annual Report, and Semi-Annual Report contain additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

www.managersinvest.com

MANAGERS FUNDS

PROSPECTUS
March 1, 2008

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P030-0308

managers
INVESTMENT GROUP LLC

1	OVERVIEW

2–37	SUMMARY OF THE FUNDS

Managers Fremont Global Fund
Managers Small Cap Fund
Managers Fremont Micro-Cap Fund
Managers Fremont Institutional Micro-Cap Fund
Managers Real Estate Securities Fund
Managers Fremont Bond Fund
Managers California Intermediate Tax-Free Fund
Summary of Principal Risks
Other Important Information about the Funds and their Investment Strategies and Risks
Fund Management

37–43	SHAREHOLDER GUIDE

Your Account
Investing Through an Intermediary
Transaction Policies
How to Buy or Sell Shares
Investor Services
Federal Income Tax Information

44–47	FINANCIAL HIGHLIGHTS

Managers Fremont Global Fund
Managers Small Cap Fund
Managers Fremont Micro-Cap Fund
Managers Fremont Institutional Micro-Cap Fund
Managers Real Estate Securities Fund
Managers Fremont Bond Fund
Managers California Intermediate Tax-Free Fund

48	HOW TO CONTACT US

Managers Investment Group

OVERVIEW

This Prospectus contains important information about the Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, and Managers California Intermediate Tax-Free Fund, (each, a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor or Subadvisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	1

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. and International Stocks, Bonds, and Short-Term Securities

Benchmarks:

S&P 500 Index

Composite Index (65% MSCI World Index and 35% Lehman Global Aggregate Index)

Ticker:

MMAFX

Subadvisors:

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of the MacGraw-Hill Companies, Inc. All rights reserved.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistribution of the MSCI data is strictly prohibited.

MANAGERS FREMONT GLOBAL FUND

OBJECTIVE

The Fund’s investment objective is to maximize total return.

FOCUS

The Fund intends to meet its objective through prudent asset allocation among stocks, bonds, and cash. The Fund typically invests in growth and value stocks of all market capitalizations, as well as bonds that are rated investment-grade (Baa/BBB or better), with an average bond component duration of between four and seven years.

Under normal circumstances, the Fund invests in at least 10 countries, including the United States. Under normal circumstances, the Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments of issuers organized, located, or doing a substantial amount of business outside the United States, including investments in such issuers made through the Fund’s investment in one or more mutual funds that invest in such investments. The Fund considers a company that derives at least 50% of its revenues from business outside the United States or that has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States. The Fund may enter into forward foreign currency exchange contracts.

PRINCIPAL INVESTMENT STRATEGIES

As the advisor to the Fund, the Investment Manager oversees the overall asset allocation and selection of investments for the Fund. The overall asset allocation is determined by:

•	Developing global economic and financial forecasts; and

•	Examining financial market valuations to determine the most advantageous mix of stocks, bonds, and cash.

Each company that serves as a Subadvisor to the Fund applies fundamental and quantitative investment research techniques when deciding which investments to buy or sell.

Typically, each Subadvisor sells holdings in a particular security if:

•	Valuation is no longer attractive compared with other investments;

•	Greater risk/return potential exists in an alternative position; or

•	The security no longer fits with the strategy of the Fund.

Additionally, to gain exposure to the global bond market, the Fund invests a portion of its assets in shares of an underlying mutual fund, Managers Global Bond Fund (the “Global Bond Fund”). Under normal circumstances, the Global Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). Under normal conditions, the Global Bond Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, and supranational organizations such as the World Bank. From time to time, the Global Bond Fund may invest in unrated bonds which are considered by the Global Bond Fund’s Subadvisor to be of comparable quality. Under normal conditions, the Global Bond Fund typically invests in at least seven countries, including the United States. The Global Bond Fund is “non-diversified,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

2	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT GLOBAL FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Growth Stock Risk – growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•

Investment Company Risk—since a portion of the Fund’s assets are invested in an underlying fund, a portion of the Fund’s performance is directly related to the performance of the underlying fund and shareholders bear additional expenses.

•	Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•	Value Stock Risk – value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to a wide range of investments from around the world.

•	Seeking a mutual fund that invests in stocks, bonds, and short-term securities.

•	Seeking exposure to both growth- and income-oriented investments.

•	Willing to accept short-term volatility of returns.

See “Fund Management” on page 32 for more information on the Subadvisors.

Managers Investment Group	3

SUMMARY OF THE FUNDS

MANAGERS FREMONT GLOBAL FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index and a composite index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns1 as of 12/31/07

Managers Fremont Global Fund	1 Year	5 Years	10 Years
Return Before Taxes	8.38%	12.50%	5.87%
Return After Taxes on Distributions	6.98%	11.70%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	5.44%	10.47%	4.19%
S&P 500 Index[2] (before taxes)	5.49%	12.83%	5.91%
Managers Fremont Global Fund Composite Index[3] (before taxes)	9.45%	13.38%	6.98%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The S&P 500 Index is a market capitalization weighted index of 500 U.S. common stocks. The Index reflects no deduction of fees, expenses, or taxes.
[3]

The Composite Index is comprised of 65% of the MSCI World Index and 35% of the Lehman Brothers Global Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Composite Index reflects no deduction of fees, expenses, or taxes.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT GLOBAL FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.60%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.48%
Acquired Fund Fees and Expenses	0.26%
Total Annual Fund Operating Expenses	1.34%
Fee Waiver and Reimbursement[2]	(0.19)%
Net Annual Fund Operating Expenses[3]	1.15%

[1]	Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

The Investment Manager has agreed to waive a portion of its administrative fee for the Fund with respect to those assets of the Fund invested in the Managers Global Bond Fund such that its administrative fee will be 0.05% of the average daily net assets invested in the Managers Global Bond Fund. The Investment Manager has contractually agreed to waive its entire management fee for the Fund with respect to those assets of the Fund invested in Managers Global Bond Fund until March 1, 2009.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$406	$716	$1,596

The Example reflects the impact of the Fund’s administrative fee waiver and contractual management fee waiver through March 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Small-Cap Equities

Benchmark:

Russell 2000®Growth Index

Ticker:

MSSCX

Subadvisor:

TimesSquare Capital Management, LLC (“TimesSquare”)

Note: This Fund is currently closed to new investors. Please see page 32 for further information.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS SMALL CAP FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund primarily invests in the common and preferred stocks of U.S. small-capitalization companies, which typically have market capitalizations of less than $2.5 billion at the time of initial purchase. The Fund usually invests in stocks with market capitalizations of $50 million to $1.5 billion and may invest in stocks that are traded in the over-the-counter (OTC) market.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in stocks of U.S. small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund typically limits its investments in any single company to 5% of the Fund’s net assets.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected TimesSquare as the Fund’s Subadvisor. TimesSquare applies fundamental bottom-up investment research techniques when deciding which stocks to buy or sell. Typically, TimesSquare:

•	Focuses on growing companies that are selling at attractive valuations.

•	Diversifies the Fund’s portfolio by applying sector and security weighting limitations.

•	Identifies stocks that are selling at prices they believe are reasonable valuations and have the potential to appreciate.

•	Sells all or part of the Fund’s holdings in a particular stock if:

– It no longer meets the Fund’s investment criteria;

– The portfolio managers believe the company issuing the security is unable to sustain a competitive advantage;

– The portfolio managers anticipate a deterioration in the company’s fundamentals; or

– The portfolio managers determine that the security is overvalued.

While TimesSquare is committed to a small-cap focus for the overall portfolio, it may keep a company’s stock if it has appreciated beyond the small-cap range described above.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS SMALL CAP FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk— market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small-cap stocks.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Grant Babyak

Chief Executive Officer, Managing Director,

and Senior Portfolio Manager

Kenneth C. Duca, CFA

Director and Portfolio Manager

See “Fund Management” on page 34 for more information on the portfolio managers.

Managers Investment Group	7

SUMMARY OF THE FUNDS

MANAGERS SMALL CAP FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index.

The performance information reflects the impact of the Fund’s previous contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns[1] as of 12/31/07

Managers Small Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.46%	17.09%	8.32%
Return After Taxes on Distributions	7.46%	17.09%	7.68%
Return After Taxes on Distributions and Sale of Fund Shares	4.85%	15.11%	7.04%
Russell 2000 Growth® Index[2] (Before Taxes)	7.05%	16.50%	4.32%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to book ratios and higher forecasted values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction for fees, expenses, or taxes.

8	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS SMALL CAP FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution (12b-1) Fees	None
Other E xpenses[1]	0.40%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.41%

[1]	Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 144	$446	$771	$1,691

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	9

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Micro-Cap Equities

Benchmarks:

Russell Microcap® Index

Russell 2000® Growth Index

(former benchmark)

Ticker:

MMCFX

Subadvisors:

Next Century Growth Investors LLC

(“Next Century”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

WEDGE Capital Management L.L.P.

(“WEDGE Capital”)

OFI Institutional Asset Management, Inc. (“OFII”)

The Russell Microcap® and the Russell 2000®

Growth Indexes are trademarks of Russell

Investments. Russell® is a trademark of Russell

Investments.

MANAGERS FREMONT MICRO-CAP FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund typically invests in U.S. micro-cap stocks, the stocks of U.S. companies that, when initially purchased, have market capitalizations of less than $1.55 billion at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favor able return potential but are selling at reasonable valuations.

•

Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks companies that are run by strong management, have a sustainable competitive advantage, long product cycle and pricing flexibility while consistently delivering a high sustained return on investment.

•	The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•	A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

10	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to future investor expectations rather than just cur-rent profits.

•	Liquidity Risk—particular investments may be to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Micro-Capitalization Stock Risk—micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to micro-cap companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns, in particular those associated with the smallest of U.S. stocks.

SUBADVISORS

See “Fund Management” on page 34 for more information on the portfolio managers.

Managers Investment Group	11

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index.

The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the addition of new Subadvisors. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Average Annual Total Returns[1] as of 12/31/07

Managers Fremont Micro-Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.21%	15.44%	11.82%
Return After Taxes on Distributions	9.21%	15.44%	10.10%
Return After Taxes on Distributions and Sale of Fund Shares	5.98%	13.61%	9.40%
Russell Microcap® Index[2] (before taxes)	-8.00%	15.87%	- [4]
Russell 2000 ® Growth Index[3] (before taxes)	7.05%	16.50%	4.32%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000®Index plus the next 1,000 securities. The Index reflects no deduction of fees, expenses, or taxes.

[3]

Russell 2000® Growth Index was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell Microcap® Index because it determined that the Russell Microcap® Index more accurately reflects the types of securities in which the Fund invests. The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction of fees, expenses, or taxes.

[4]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the average annual total return for the Index was 8.07%.

12	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.52%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.54%
Fee, Waiver and Reimbursement[2]	0.00%
Net Annual Fund Operating Expenses[3]	1.54%

[1]	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

Managers Investment Group LLC has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.56%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 157	$486	$839	$1,835

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	13

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Micro-Cap Equities

Benchmarks:

Russell Microcap®

Index Russell 2000® Growth Index

(former benchmark)

Ticker:

MMCFX

Subadvisors:

Next Century Growth Investors LLC

(“Next Century”)

Lord, Abbett & Co. LLC

(“Lord Abbett”)

WEDGE Capital Management L.L.P.

(“WEDGE Capital”)

OFI Institutional Asset Management, Inc. (“OFII”)

The Russell Microcap® and the Russell 2000®

Growth Indexes are trademarks of Russell

Investments. Russell® is a trademark of Russell

Investments.

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

The Fund typically invests in U.S. micro-cap stocks, the stocks of U.S. companies that, when initially purchased, have market capitalizations of less than $1.55 billion at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favorable return potential but are selling at reasonable valuations.

•

Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks companies that are run by strong management, have a sustainable competitive advantage, long product cycle and pricing flexibility while consistently delivering a high sustained return on investment.

•	The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•	A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

14	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just cur-rent profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpre-dictably due to changing economic, political, or market conditions.

•	Micro-Capitalization Stock Risk—micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to micro-cap companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns, in particular those associated with the smallest of U.S. stocks.

SUBADVISORS

See “Fund Management” on page 34 for more information on the portfolio managers.

Managers Investment Group	15

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index.

The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the addition of new Subadvisors. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Average Annual Total Returns1 as of 12/31/07

Managers Fremont Institutional Micro-Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	8.32%	15.22%	13.70%
Return After Taxes on Distributions	4.56%	13.44%	10.90%
Return After Taxes on Distribution sand Sale of Fund Shares	6.61%	12.82%	10.69%
Russell Microcap ® Index[2] (before taxes)	-8.00%	15.87%	- [4]
Russell 2000 ® Growth Index[3] (before taxes)	7.05%	16.50%	4.32%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. The Index reflects no deduction of fees, expenses, or taxes.

[3]

Russell 2000® Growth Index was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell Microcap® Index because it determined that the Russell Micro-cap® Index more accurately reflects the types of securities in which the Fund invests. The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction of fees, expenses, or taxes.

[4]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the return for the Index was 8.07%.

16	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.38%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.41%
Fee Waiver and Reimbursement[2]	(0.03)%
Net Annual Fund Operating Expenses[3]	1.38%

[1]	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

Managers Investment Group LLC has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.35%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$140	$443	$768	$1,688

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	17

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Stocks of Companies Principally Engaged

in the Real Estate Industry

Benchmark:

Dow Jones Wilshire REIT Index

Ticker:

MRESX

Subadvisor:

Urdang Securities Management, Inc.

(“Urdang”)

MANAGERS REAL ESTATE SECURITIES FUND

OBJECTIVE

The Fund’s investment objective is to achieve a combination of income and long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”). This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

For purposes of the Fund’s investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from, or if it has at least 50% of its assets in, companies principally engaged in the real estate industry, including REITs. The Fund is non-diversified and may make larger investments in individual companies. The Fund usually holds approximately 35 to 40 stocks.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected Urdang as the Fund’s subadvisor. Urdang applies fundamental investment research techniques when deciding which securities to buy or sell. Typically, Urdang:

•	Monitors factors such as real estate trends and industry fundamentals of real estate sectors including office, apartment, retail, hotel, and industrial.

•

Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.

•	Sells all or part of the Fund’s holdings in a particular security if:

–	The security appreciates to a premium relative to other real estate companies; or

–	The anticipated return is not sufficient compared with the risk of continued ownership.

18	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS REAL ESTATE SECURITIES FUND

PRINCIPAL RISKS

•	Interest Rate Risk—fixed-coupon payments (cash flows) may become less competitive with the market in periods of rising interest rates and cause bond prices to fall.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Non-Diversified Fund Risk—holdings may be concentrated in a small number of securities, which can place the Fund at greater risk.

•

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to diversify your portfolio and gain exposure to real estate stocks.

•	Seeking income and long-term capital appreciation from a portfolio of real estate stocks.

•	Willing to accept short-term price fluctuation and greater volatility.

PORTFOLIO MANAGERS

Todd Bridell, CFA

Chief Investment Officer and Managing Director

Dean Frankel, CFA

Senior Portfolio Manager and Vice President

Eric Rothman

Portfolio Manager

See “Fund Management” on page 35 for more information on the portfolio managers.

Managers Investment Group	19

SUMMARY OF THE FUNDS

MANAGERS REAL ESTATE SECURITIES FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index and a specialized index reflecting the market in which the Fund primarily invests. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns1 as of 12/31/07

Managers Real Estate Securities Fund	1 Year	5 Years	10 Years
Return Before Taxes	-15.02%	18.01%	9.58%
Return After Taxes on Distributions	-19.47%	13.94%	6.84%
Return After Taxes on Distributions and Sale of Fund Shares	-5.68%	14.64%	7.25%
S&P 500 Index[2] (before taxes)	5.49%	12.83%	5.91%
Dow Jones Wilshire REIT Index[2] (before taxes)	-17.55%	18.27%	11.05%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The S&P 500 Index is a market-capitalization weighted index of 500 U.S. common stocks. The Dow Jones Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts. The Indices reflect no deduction of fees, expenses, or taxes.

20	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS REAL ESTATE SECURITIES FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.85%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.54%
Total Annual Fund Operating Expenses	1.39%
Fee Waiver and Reimbursement[2]	0.00%
Net Annual Fund Operating Expenses[3]	1.39%

[1]

Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007. In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[2]

Managers Investment Group LLC has contractually agreed, through at least March 1, 2009, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.50%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired fund fees and expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$142	$440	$761	$1,669

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	21

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Debt Instruments

Benchmark:

Lehman Brothers U.S. Aggregate Bond Index

Ticker:

MBDFX

Subadvisor:

Pacific Investment Management Company, LLC (“PIMCO”)

MANAGERS FREMONT BOND FUND

OBJECTIVE

The Fund’s investment objective is to maximize total return consistent with the preservation of capital.

FOCUS

The Fund typically invests in debt instruments. The Fund primarily invests in bonds that are rated investment grade (Baa/BBB or better) by Moody’s or Standard & Poor’s, or in bonds of comparable quality. In addition, the Fund seeks to maintain an average duration of three to six years.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in debt instruments. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund may also invest in derivatives such as options, futures contracts, or swap agreements.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected PIMCO as the Fund’s Subadvisor. In an effort to provide consistently attractive returns, PIMCO typically:

•	Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

•	Updates its long-term outlook annually by determining a general maturity/duration range for the portfolio in relation to the market.

•	Manages duration to help control risk.

•	Selects bonds that help the Fund meet its maturity requirements and satisfy its credit quality standards.

•	Sells all or part of the Fund’s holdings in a particular bond if:

–	The security no longer represents good value; or

–	More attractive risk/return potential exists in an alternative position; or

–	The security no longer fits with the strategy of the portfolio.

As used in connection with the Fund, debt instruments include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

22	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT BOND FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best prices.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to intermediate-term bonds from around the world.

•	Seeking monthly income and moderate investment risk.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Bill Gross

Managing Director, Chief Investment Officer, and Portfolio Manager

See “Fund Management” on page 35 for more information on the portfolio manager.

Managers Investment Group	23

SUMMARY OF THE FUNDS

MANAGERS FREMONT BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index.

The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns1 as of 12/31/07

Managers Fremont Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	8.82%	5.16%	6.62%
Return After Taxes on Distributions	6.83%	3.53%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	5.67%	3.48%	4.30%
Lehman Bros. Aggregate Bond Index[2] (before taxes)	6.97%	4.42%	5.97%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Lehman Brothers Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of Securities and Exchange Commission-registered securities. The Index reflects no deduction for fees, expenses, or taxes.

24	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.40%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.37%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver and Reimbursements[2]	(0.17)%
Net Annual Fund Operating Expenses[3]	0.62%

[1]	Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

Managers Investment Group LLC has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.60%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$235	$422	$962

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	25

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

High-Quality Intermediate-Term

California Municipal Bonds

Benchmark:

Lehman Brothers 5-Year Municipal Bond

Index

Ticker:

MCATX

Subadvisor:

Evergreen Investment Management

Company, LLC (“Evergreen”)

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

OBJECTIVE

The Fund’s investment objective is to achieve income free from Federal and California state income taxes, including the alternative minimum tax (“AMT”).

FOCUS

The Fund, which is intended for California residents, typically invests in intermediate-term California municipal bonds that are exempt from both Federal and California state income taxes, including the AMT. The bonds in which the Fund typically invests have a rating comparable to the four highest ratings categories of Moody’s or Standard & Poor’s, with a dollar-weighted average maturity of three to 10 years. Although the Fund is structured as a non-diversified fund and may make larger investments in individual companies, it is likely to be diversified most of the time.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the AMT. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected Evergreen as the Fund’s Subadvisor. In seeking to achieve the Fund’s objective, Evergreen typically:

•	Identifies interest rate trends and accordingly shortens duration when interest rates are rising and lengthens it when interest rates are declining.

•	Focuses on market sectors and individual securities believed to be undervalued.

•	Sells all or part of the Fund’s holdings in a particular bond if:

–	Valuation is no longer attractive compared with other opportunities: or

–	The security no longer meets Evergreen’s investment criteria.

26	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best prices.

•	Non-Diversified Fund Risk—substantial holdings may be concentrated in a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

•	State Concentration Risk—economic, political, or regulatory changes that affect California could adversely affect municipal bond issuers in California.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Interested in the income potential of California municipal bonds.

•	A California resident seeking monthly income exempt from Federal and California state income taxes.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Matthew Kiselak

Director and Senior Portfolio Manager

See “Fund Management” on page 36 for more information on the portfolio manager.

Managers Investment Group	27

SUMMARY OF THE FUNDS

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index.

The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns1 as of 12/31/07

Managers California Intermediate Tax-Free Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.58%	4.05%	4.40%
Return After Taxes on Distributions	3.35%	3.83%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.94%	3.98%	4.35%
Lehman Bros. 5-yr. Municipal Bond Index (before taxes)[2]	5.15%	3.25%	4.57%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Lehman Brothers 5-Year Municipal Bond Index provides a broad based performance measure of the U.S. municipal bond market, consisting of securities with 4-6 year maturities. The Index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody’s (a leading bond rating agency). The Index reflects no deduction for fees, expenses, or taxes.

28	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.37%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.45%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.83%
Fee Waiver and Reimbursements[2]	(0.27)%
Net Annual Fund Operating Expenses[3]	0.56%

[1]	Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

The Investment Manager has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.55%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired fund fees and expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$238	$434	$1,000

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	29

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Service and Standard & Poor’s Corporation. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Derivatives, a category that includes options, futures, and forwards, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives will involve costs and the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards, and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

INVESTMENT COMPANY RISK

Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

30	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

MICRO-CAPITALIZATION STOCK RISK

Micro-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in micro-capitalization companies may underperform other stock funds (such as small-, medium- and large-company stock funds) when stocks of micro-capitalization companies are out of favor.

NON-DIVERSIFIED FUND RISK

A Fund which is “non-diversified” can invest more of its assets in a single issuer than a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REAL ESTATE INDUSTRY RISK

The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

SMALL-CAPITALIZATION STOCK RISK

Small-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

STATE CONCENTRATION RISK

Funds that primarily purchase municipal bonds from California also bear investment risk from economic, political, or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of a Fund’s investment portfolio.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

Managers Investment Group	31

SUMMARY OF THE FUNDS

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated March 1, 2008 (the “SAI”).

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

FUND CLOSURE

Managers Small Cap Fund

The Managers Small Cap Fund is currently closed to new investors, except as indicated below. Shareholders who owned shares of the Managers Small Cap Fund, when it was closed on June 15, 2006, may continue to purchase additional shares in their existing accounts. Financial advisors, institutions, intermediaries, and other platforms that have existing client assets or accounts in the Managers Small Cap Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Managers Small Cap Fund are not permitted, unless the exchange is being made into an existing shareholder or intermediary account, as described above. Fund management may reopen the Managers Small Cap Fund to certain investors in the future.

The Investment Manager may close any Fund at any time in the future.

FUND MANAGEMENT

Each Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and certain Subadvisors is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2007, and a discussion regarding the basis for the Board of Trustees approving the Subadvisory Agreements between the Investment Manager and certain Subadvisors will be available in the Funds’ Semi-Annual Report to Shareholders for the period ended April 30, 2008.

MANAGERS FREMONT GLOBAL FUND

Other than the portion of the Fund’s assets invested in the Global Bond Fund, the Fund is managed by a group of Subadvisors, each with a specific investment focus. Armstrong Shaw Associates Inc. (“Armstrong Shaw”), located at 45 Grove Street, New Canaan, Connecticut 06840, manages the U.S. large-cap value portion of the Fund. As of December 31, 2007, Armstrong Shaw had assets under management of approximately $5.5 billion. Jeffrey Shaw is primarily responsible for the day-to-day management of the portion

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of the Fund managed by Armstrong Shaw and has served in that capacity since December 2002. He has been the Chairman and Chief Investment Officer of Armstrong Shaw during the past five years, and is a co-founder of the firm.

First Quadrant, L.P. (“First Quadrant”), located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, manages the large-cap blend portion of the Fund. AMG, the indirect parent of the Investment Manager, indirectly owns a majority interest in First Quadrant. As of December 31, 2007, First Quadrant had assets and overlays under management of approximately $31.1 billion. Christopher G. Luck, CFA, is primarily responsible for the day-to-day management of the portion of the Fund managed by First Quadrant and has served in that capacity since 2004. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since 1996, and is Director of Global Equities, a position he has held since 2004.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109 and manages the international growth stock investments of the Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets. The portion of the Fund managed by Wellington Management is managed by Wellington Management’s International Growth Team, comprised of portfolio managers Jean-Marc Berteaux, Matthew D. Hudson, CFA, and Andrew S. Offit, CPA, who have each been primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington Management since 2005. As of December 31, 2007, the team is supported by the research efforts of 62 industry and regional analysts. Mr. Berteaux is a Senior Vice President of, and portfolio manager for, Wellington Management and has been an investment professional with the firm since 2001. Mr. Hudson is a Vice President of, and portfolio manager for, Wellington Management and has been an investment professional with the firm since 2005. From 2000-2005, Mr. Hudson was a portfolio manager and analyst for American Century Investment Management. Mr. Offit is a Senior Vice President of, and a portfolio manager for, Wellington Management and has been an investment professional with the firm since 1997.

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, is a unit of Alliance Capital Management L.P. AllianceBernstein was first organized in 1962, and manages the international value stock investments of the Fund. As of December 31, 2007, AllianceBernstein had assets under management of approximately $800.3 billion. Sharon Fay, Kevin Simms, Henry D’Auria, and Giulio Martini are primarily responsible for the day-to-day management of the portion of the Fund managed by AllianceBernstein, and have served in that capacity since 2005. Ms. Fay has been the Chief Investment Officer for Global Value Equities since 2003, and from 1999-2006 she was the Co-Chief Investment Officer for European and UK Value Equities. Mr. Simms has been the Director of Research of Global and International Value Equities since 2000, and the Co-Chief Investment Officer for International Value Equities since 2003. Mr. D’Auria has been the Co-Chief Investment Officer of International Value Equities since 2003, and the Chief Investment Officer of Emerging Markets Value Equities since 2002, and from 1998 to 2002, was the manager of the global research department. Mr. Martini has been the chief international economist and senior portfolio manager on the International and Global Equities teams since 1992.

Northstar Capital Management, Inc. (“Northstar”), located at 3801 PGA Boulevard, Suite 904, Palm Beach Gardens, Florida 33410, manages the large-cap growth portion of the Fund. As of December 31, 2007, Northstar had assets under management of approximately $521 million. H. Kent Mergler, Stephen K. Mergler, Peter V. Van Beuren, and Jason McPharlin are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Northstar and have served in that capacity since June 2003. H. Kent Mergler has been the Chairman of Northstar since 2005, and from 2000 – 2004 was the President of Northstar. Stephen K. Mergler has been the President of Northstar since 2005, and from 2000 – 2004 was a Vice President of Northstar. Mr. Van Beuren has been a Senior Vice President of Northstar since 2000. Jason McPharlin has been a Vice President and Chief Compliance Officer at Northstar since 2005 and has served as a portfolio manager since 2003. From 2000 - 2003 Mr. McPharlin was Finance Director at DIRECTV Latin America, Fort Lauderdale, Florida.

The Fremont Global Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.60% of the average daily net assets of the Fund. The Investment Manager has contractually agreed to waive the portion of management fee attributable to the assets of the Fund invested in the Global Bond Fund. The Investment Manager, in turn, pays a portion of the fee it receives from the Fund to each of the Fund’s Subadvisors. The Investment Manager also provides administrative services to the Fund, including:

•	Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date;

•	Supervising the preparation and filing of documents as required by state and Federal regulatory agencies; and

•	Management and oversight of all third-party service providers.

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As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of each Fund. The Investment Manager has agreed to waive a portion of the administrative fee for the Fund with respect to those assets of the Fund invested in the Global Bond Fund such that its administrative fee for such assets will be 0.05% of the average daily net assets invested in the Global Bond Fund.

MANAGERS SMALL CAP FUND

The Fund’s Subadvisor is TimesSquare Capital Management, LLC (“TimesSquare”). TimesSquare, located at 1177 Avenue of the Americas, 39th Floor, New York, New York 10036, manages the Managers Small Cap Fund. As of December 31, 2007, TimesSquare managed approximately $11 billion in assets. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare. Another indirect subsidiary of AMG is the Managing Member of the Investment Manager. Grant R. Babyak and Kenneth C. Duca are primarily responsible for the day-to-day management of the Fund. Mr. Babyak has served as co-manager of the Fund since December 2002. Mr. Babyak is a Managing Director and Portfolio Manager of TimesSquare with over 18 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a portfolio manager of Fiduciary Trust Company International, which he joined in 1996. Mr. Duca is a Director and Portfolio Manager of TimesSquare with over 16 years of experience. He has been a member of the TimesSquare team since 2000. Mr. Duca has served as co-manager of the Fund since 2007. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to TimesSquare.

MANAGERS FREMONT MICRO-CAP FUND AND MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

Next Century Growth Investors LLC (“Next Century”), located at 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416, manages a portion of each Fund focusing on micro-cap and small-cap growth investments. As of December 31, 2007, Next Century had assets under management of approximately $2.9 billion. Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by Next Century and have served in that capacity since December 10, 2007. All of the portfolio managers work collaboratively to manage the portfolio, with no one person primarily responsible for portfolio management. Thomas Press is the Chairman and CEO of Next Century and Donald Longlet is the President of Next Century, both serving in their respective capacities since 1998. Robert Scott has been a portfolio manager of Next Century since 2000. Peter Capouch has been a portfolio manager at Next Century since 2003, and before that he served as a consultant analyst of State Street Advisers from 2002-2003. Kaj Doerring has been a portfolio manager since 2005, and before that he served as the Vice-President of Sales of Think Equity Partners from 2002-2005.

Lord, Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of each Fund focusing on micro-cap growth investments. As of December 31, 2007, Lord Abbett had assets under management of approximately $110 billion. Lord Abbett uses a team of investment managers and analysts acting together to manage the portion of each Fund’s portfolio that is managed by Lord Abbett. F. Thomas O’Halloran, Partner and Portfolio Manager, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. The other senior member is Anthony Hipple. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. Mr. Hipple joined Lord Abbett in 2002 from Piper Jaffray Asset Management, where he served as a Senior Analyst. Mr. Hipple is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1995. Messrs. O’Halloran and Hipple have been members of the Fund’s investment team since 2007.

WEDGE Capital Management L.L.P. (“WEDGE Capital”), located at 301 South College Street, Suite 2920, Charlotte, North Carolina 28202, manages a portion of each Fund focusing on micro-cap value investments. As of December 31, 2007, WEDGE Capital had assets under management of approximately $10.1 billion. Peter F. Bridge, R. Michael James, Michael Gardner, and Monika LaRiche, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by WEDGE Capital and have served in that capacity since December 10, 2007. The Investment Policy Committee, which is made up of a broad representation of WEDGE Capital’s investment professionals, is responsible for general portfolio oversight. Peter F. Bridge and R. Michael James are General Partners and Portfolio Managers and have served in those positions during the past five years. Michael Gardner is a General Partner and the Director of Research and has served in those positions during the past five years. Monika LaRiche, CFA, is the lead micro-cap analyst on the team and has served as an Equity Research Associate at WEDGE Capital from 2002-2003 and as an Equity Research Analyst since 2004.

OFI Institutional Asset Management, Inc. (“OFII”), located at 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210, manages a portion of each Fund focusing on micro-cap core investments. As of December 31, 2007, OFII had assets under management

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of approximately $12.7 billion. Daniel Goldfarb, Christopher Crooks, and Steven Dray are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by OFII and have served in that capacity since December 10, 2007. Daniel Goldfarb is the lead portfolio manager of the team and also serves as Vice President of OFII and Head of the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core, small-cap growth, and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFII in 2006, Mr. Goldfarb was Managing Director/Portfolio Manager at OFII’s affiliate Babson Capital Management LLC (“Babson Capital”), since 1995. Mr Goldfarb is assisted by Christopher Crooks and Steven Dray, portfolio managers who work collaboratively with Mr. Goldfarb on the day-to-day management of each Fund. Mr. Crooks currently serves as a Vice President of OFII and a portfolio manager for the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFII in 2006, Mr. Crooks held the position of Managing Director/Portfolio Manager at Babson Capital since 2003. Prior to that, Mr. Crooks was a Managing Director/Analyst at Commerce Capital Markets responsible for covering the specialty chemicals and materials sectors Mr Dray is also a Vice President of OFII and a portfolio manager for the Fundamental Small Cap Core/Growth team. He is also responsible for managing the micro-cap core, small-cap growth, and small-cap core strategies and serves as an Equity Analyst for these strategies. Prior to joining OFII in 2006, Mr. Dray was a Managing Director/Portfolio Manager at Babson Capital since 2001.

Each Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of its average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Subadvisor.

MANAGERS REAL ESTATE SECURITIES FUND

The Fund’s Subadvisor is Urdang Securities Management, Inc. (“Urdang”). Urdang is a wholly-owned subsidiary of The Bank of New York, the Trust’s custodian. Urdang, located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2007, Urdang managed approximately $2 billion in public real estate securities. Todd Briddell, CFA, Dean Frankel, CFA, and Eric Rothman are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Briddell and Mr. Frankel have served as co-managers of the Fund since March 2004. Mr. Briddell is Chief Investment Officer and Managing Director of Real Estate Securities at Urdang. He co-founded Urdang’s real estate group in 1995 and has 13 years of real estate industry experience. Mr. Frankel joined Urdang in 1997 as a Vice President and was named Portfolio Manager in 2005, and Senior Portfolio Manager in 2006. He manages the firm’s proprietary research effort and oversees the firm’s U.S. trading activities. Eric Rothman joined the firm in the 2006 and is a Portfolio Manager. In his role as Portfolio Manager, Mr. Rothman is responsible for assisting Mr. Frankel for the U.S. real estate securities strategy, including market research and analysis. Prior to joining Urdang, Mr. Rothman was a REIT analyst with Wachovia Securities from 2001 to 2006 and an equity research analyst at AEW Capital Management, L.P. from 1997 to 2001. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Urdang.

MANAGERS FREMONT BOND FUND

The Fund’s Subadvisor is Pacific Investment Management Company, LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, California 92660. William H. Gross, Portfolio Manager of the Fund since March 1994, is a founder and Managing Director of PIMCO. Mr. Gross has served as Managing Director . since the firm’s inception in 1971, and has over 30 years of professional fixed-income investment experience. In addition to serving as Subadvisor to the Fund, PIMCO managed over $746.3 billion in fixed-income investments for institutional clients as of December 31, 2007.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to PIMCO.

PIMCO Regulatory and Litigation Matters

Since February 2004, PIMCO, AGI, AGID, certain of their affiliates, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this

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SUMMARY OF THE FUNDS

FUND MANAGEMENT

alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present the PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the funds of the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007 the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain funds of the PIMCO Funds and certain other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

The Fund’s Subadvisor is Evergreen Investment Management Company, LLC (“Evergreen”). Evergreen, located at 401 S. Tryon Street, Mail Code NC0969, Charlotte, North Carolina 28288, is a subsidiary of Wachovia Corporation. Evergreen has been managing mutual funds and private accounts since 1932 and, as of December 31, 2007, managed more than $275 billion in assets. The Fund has been managed by Mathew Kiselak since December 10, 2007. Mr. Kiselak, who has over 19 years of investment experience, is a Director and Senior Portfolio Manager of Evergreen’s Tax Exempt Fixed Income Unit and has been a Senior Portfolio Manager of the Tax Exempt Fixed Income Unit since joining Evergreen in 2000. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund for the first $25 million of assets under management, 0.35% for the next $25 million, and 0.30% for the next $50 million, 0.25% for the next $50 million, and 0.20% on amounts in excess of $150 million. The Investment Manager, in turn, pays a portion of this fee to Evergreen.

Tax Exempt Income Litigation

In November 2007, the U.S. Supreme Court heard an appeal of a state court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective

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political subdivisions. If the Supreme Court affirms the state court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Managers California Intermediate Tax-Free Fund, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Managers California Intermediate Tax-Free Fund, to be adversely affected. The Supreme Court will likely reach a final decision by June of 2008.

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Funds or to redeem out of the Funds. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to a Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

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INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares anytime. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

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HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 ($250,000 for Managers Fremont Institutional Micro-Cap Fund).

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Availabile if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over or $250,000 and over for Managers Fremont Institutional Micro-Cap Fund require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions which are below $50,000 or $250,000 for Managers Fremont Institutional Micro-Cap Fund.

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds (except Managers Fremont Institutional Micro-Cap Fund)

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual RetirementAccounts	$1,000	$100

Managers Fremont Institutional Micro-Cap Fund

	Initial Investment	Additional Investments
• Regular Accounts	$250,000	$1,000
• Individual RetirementAccounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 ($250,000 for Managers Fremont Institutional Micro-Cap Fund) or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Funds may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $500 ($50,000 for Managers Fremont Institutional Micro-Cap Fund) due to redemptions you make, but not until after a Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (“SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Funds, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 41.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

40	Managers Investment Group

SHAREHOLDER GUIDE

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. Managers Fremont Global Fund may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by this Fund. As described previously, the Fund has adopted fair value procedures to minimize these risks. Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, and Managers Fremont Institutional Micro-Cap Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ Transfer Agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although each Fund uses reasonable efforts to prevent market timing activities in the Funds, its efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 42.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Managers Investment Group	41

SHAREHOLDER GUIDE

Be sure to read the Prospectus of any Fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at anytime.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions annually in December with the exception of the Fremont Bond and California Intermediate Tax-Free Funds, which declare income dividends and distributions daily and pay them out monthly. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election anytime by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consist of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. A Fund’s investment in an underlying fund, including the Fremont Global Fund’s investment in the Global Bond Fund, will not be considered to be an investment in the securities of foreign corporations regardless of the extent to which the underlying fund itself invests in such securities.

The Managers California Intermediate Tax-Free Fund will generally be eligible to designate certain distributions as exempt-interest dividends. Properly designated exempt-interest dividends are

42	Managers Investment Group

SHAREHOLDER GUIDE

exempt from federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, the receipt of an exempt-interest dividend may have on the federal taxation of your benefits. Special rules apply to the receipt of exempt interest dividends under state tax laws.

Depending on the Fremont Global Fund’s percentage ownership in an underlying fund, such as the Global Bond Fund, before and after a redemption of underlying fund shares, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a relatively small portion of such interest. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if shareholders had held the shares of the underlying funds directly.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (IRS) notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

OTHER TAX MATTERS

Certain of a Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds (such as the Fremont Global Fund’s investment in the Global Bond Fund and certain Funds’ investments in real estate investment trusts), could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

Managers Investment Group	43

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the fiscal year ended October 31,
Managers Fremont Global Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.24	$13.19	$12.19	$11.17	$9.50
Income from Investment Operations:
Net investment income	0.08 [3]	0.27	0.46	0.18	0.27
Net realized and unrealized gain on investments	2.31 [3]	1.48	0.69	0.86	1.52
Total from investment operations	2.39	1.75	1.15	1.04	1.79
Less: Distributions to Shareholders from:
Net investment income	(0.14)	(0.70)	(0.15)	(0.02)	(0.10)
Return of capital distribution	—	—	—	—	(0.02)
Total distributions to shareholders	(0.14)	(0.70)	(0.15)	(0.02)	(0.12)
Net Asset Value, End of Year	$16.49	$14.24	$13.19	$12.19	$11.17
Total Return[1]	16.94%	13.67%	9.79%	9.27%	18.94%
Ratio of net expenses to average net assets	0.90%	1.11%	1.09%	1.02%	0.95%
Ratio of total expenses to average net assets[2]	1.10%	1.13%	1.10%	1.02%	0.95%
Ratio of net investment income to average net assets[1]	0.52%	1.68%	1.56%	1.38%	1.74%
Portfolio turnover	123%	60%	108%	56%	73%
Net assets at end of year (000’s omitted)	$175,105	$182,387	$183,197	$238,436	$236,625

	For the fiscal year ended October 31,
Managers Small Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.47	$12.90	$11.10	$10.76	$7.66
Income from Investment Operations:
Net investment income (loss)	(0.11)[3]	(0.12)[3]	(0.14)[3]	(0.15)	(0.14)
Net realized and unrealized gain on investments	2.51 [3]	2.69 [3]	1.94	0.49	3.24
Total from investment operations	2.40	2.57	1.80	0.34	3.10
Net Asset Value, End of Year	$17.87	$15.47	$12.90	$11.10	$10.76
Total Return[1]	15.51%	19.92%	16.13%	3.16%	40.47%
Ratio of net expenses to average net assets	1.39%	1.38%	1.47%	1.60%	1.60%
Ratio of total expenses to average net assets[2]	1.41%	1.42%	1.53%	1.63%	1.72%
Ratio of net investment loss to average net assets[1]	(0.68)%	(0.84)%	(1.10)%	(1.43)%	(1.42)%
Portfolio turnover	49%	49%	67%	54%	207%
Net assets at end of year (000’s omitted)	$87,015	$89,175	$66,301	$54,101	$38,738

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupement and expense offsets such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.

44	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the fiscal year ended October 31,
Managers Fremont Micro-Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$34.48	$29.65	$27.86	$28.14	$18.43
Income from Investment Operations:
Net investment loss	(0.37)[4]	(0.26)[4]	(0.38)	(0.44)	(0.33)
Net realized and unrealized gain on investments	7.79 [4]	5.09 [4]	2.17	0.16	10.04
Total from investment operations	7.42	4.83	1.79	(0.28)	9.71
Net Aasset Value, End of Year	$41.90	$34.48	$29.65	$27.86	$28.14
Total Return[1]	21.52%[5]	16.29%	6.42%	(1.00)%	52.69%
Ratio of net expenses to average net assets	1.53%[2]	1.54%[2]	1.56%[2]	1.62%	1.64%
Ratio of net investment loss to average net assets[1]	(1.01)%	(0.79)%	(1.11)%	(1.41)%	(1.47)%
Portfolio turnover	76%	82%	68%	83%	105%
Net assets at end of year (000’s omitted)	$271,934	$303,474	$397,629	$490,527	$573,677

	For the fiscal year ended October 31,
Managers Fremont Institutional Micro-Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.07	$14.94	$14.49	$14.52	$9.50
Income from Investment Operations:
Net investment loss	(0.13)[4]	(0.09)[4]	—	(0.17)	(0.13)
Net realized and unrealized gain on investments	2.99 [4]	2.36 [4]	0.97	0.14	5.15
Total from investment operations	2.86	2.27	0.97	(0.03)	5.02
Less Distributions to Shareholders from:
Net investment income	—	—	(0.00)#	—	—
Net realized gain on investments	(1.28)	(2.14)	(0.52)	—	—
Total distribution to shareholders	(1.28)	(2.14)	(0.52)	—	—
Net Asset Value, End of Year	$16.65	$15.07	$14.94	$14.49	$14.52
Total Return[1]	20.48%	16.33%	6.54%	(0.21)%	52.84%
Ratio of net expenses to average net assets[2]	1.35%	1.35%	1.35%	1.30%	1.30%
Ratio of net investment loss to average net assets[1]	(0.83)%	(0.63)%	(0.89)%	(1.09)%	(1.12)%
Portfolio turnover	129%	78%	73%	87%	119%
Net assets at end of year (000’s omitted)	$141,223	$259,395	$295,701	$358,011	$391,662

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.39%	1.37%	1.39%	1.30%	1.30%
Ratio of net investment loss to average net assets	(0.87)%	(0.65)%	(0.93)%	(1.09)%	(1.12)%

#	Number rounds to less than ($0.01) per share.
[1]	Total returns and net investment loss would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Ratio information assuming no reduction of Fund expenses.
[4]	Per share numbers have been calculated using average shares.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers Investment Group	45

FINANCIAL HIGHLIGHTS

	For the fiscal year ended October 31,
Managers Real Estate Securities Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.74	$12.86	$12.75	$10.09	$8.12
Income from Investment Operations:
Net investment income	0.06	0.18	0.35	0.30	0.46
Net realized and unrealized gain (loss) on investments	0.22	3.87	1.86	2.66	2.10
Total from investment operations	0.28	4.05	2.21	2.96	2.56
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.10)	(0.35)	(0.30)	(0.59)
Net realized gain on investments	(2.35)	(2.07)	(1.75)	—	—
Total distributions to shareholders	(2.45)	(2.17)	(2.10)	(0.30)	(0.59)
Net Asset Value, End of Year	$12.57	$14.74	$12.86	$12.75	$10.09
Total Return[1]	2.10%	36.43%	18.84%	29.56%	32.75%
Ratio of net expenses to average net assets	1.40%	1.46%	1.42%	1.50%	1.50%
Ratio of total expenses to average net assets[2]	1.41%	1.46%	1.54%	1.67%	1.74%
Ratio of net investment income to average net assets[1]	0.82%	0.97%	1.93%	2.68%	4.89%
Portfolio turnover	126%	69%	70%	136%	60%
Net assets at end of year (000’s omitted)	$26,561	$27,624	$24,903	$28,586	$29,567

	For the fiscal year ended October 31,
Managers Fremont Bond Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.31	$10.31	$10.79	$10.43	$10.51
Income from Investment Operations:
Net investment income	0.47	0.47	0.37	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.13	(0.00)[3]	(0.17)	0.42	0.36
Total from investment operations	0.60	0.47	0.20	0.66	0.63
Less Distributions to Shareholders from:
Net investment income	(0.50)	(0.47)	(0.35)	(0.25)	(0.37)
Net realized gain on investments	—	—	(0.33)	(0.05)	(0.34)
Total distributions to shareholders	(0.50)	(0.47)	(0.68)	(0.30)	(0.71)
Net Asset Value, End of Year	$10.41	$10.31	$10.31	$10.79	$10.43
Total Return[1]	5.96%	4.75%	2.00%	6.45%	6.20%
Ratio of net operating expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets[1]	4.86%	4.72%	3.43%	2.24%	281%
Portfolio turnover	249%	244%	392%	113%	85%
Net assets at end of year (000’s omitted)	$1,207,072	$1,163,251	$971,130	$852,799	$852,076

Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	0.77%	0.77%	0.72%	0.69%	0.66%
Ratio of net investment income to average net assets	4.69%	4.55%	3.31%	2.15%	2.76%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement/recoupment and expense offsets such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.

46	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the fiscal year ended October 31,
Managers California Intermediate Tax-Free Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.75	$10.66	$11.17	$11.08	$11.08
Income from Investment Operations:
Net investment income	0.40	0.39	0.39	0.40	0.41
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.31)	0.28	0.07
Total from investment operations	0.24	0.64	0.08	0.68	0.48
Less Distributions to Shareholders from:
Net investment income	(0.40)	(0.40)	(0.40)	(0.40)	(0.41)
Net realized gain on investments	(0.03)	(0.15)	(0.19)	(0.19)	(0.07)
Total distributions to shareholders	(0.43)	(0.55)	(0.59)	(0.59)	(0.48)
Net Asset Value, End of Year	$10.56	$10.75	$10.66	$11.17	$11.08
Total Return[1]	2.23%	6.21%	0.92%	6.39%	4.46%
Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of total expenses to average net assets[2]	0.82%	0.82%	0.81%	0.74%	0.69%
Ratio of net investment income to average net assets[1]	3.75%	3.76%	3.74%	3.63%	3.72%
Portfolio turnover	35%	22%	28%	66%	116%
Net assets at end of year (000’s omitted)	$35,982	$54,144	$47,847	$50,784	$59,012

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupement and expense offsets such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

Managers Investment Group	47

HOW TO CONTACT US

MANAGERS FUNDS

INVESTMENT MANAGER	TRANSFER AGENT
Managers Investment Group LLC	PFPC Inc.
800 Connecticut Avenue	P.O. Box 9769
Norwalk, Connecticut 06854-2325	Providence, Rhode Island 02940-9769
203.299.3500 or 800.835.3879	800.548.4539

DISTRIBUTOR	TRUSTEES
Managers Distributors, Inc.	Jack W. Aber
800 Connecticut Avenue	William E. Chapman, II
Norwalk, Connecticut 06854-2325	Edward J. Kaier
William J. Nutt
CUSTODIAN	Steven J. Paggioli
The Bank of New York	Eric Rakowski
2 Hanson Place	Thomas R. Schneeweis
Brooklyn, New York 10286

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110-2624

48	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information.

Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (“SAI”), Annual Report, and Semi-Annual Report contain additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

www.managersinvest.com

MANAGERS AMG FUNDS

PROSPECTUS
March 1, 2008

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P024-0308

managers
INVESTMENT GROUP LLC

1	OVERVIEW

2-18	SUMMARY OF THE FUNDS

Managers AMG FQ Tax-Managed U.S. Equity Fund
Managers AMG FQ U.S. Equity Fund
Managers AMG FQ global Alternatives Fund
Summary of Principal Risks
Other Important Information about the Funds and their Investment Strategies And Risks
Fund Management

19-27	SHAREHOLDER GUIDE

Your Account
Choosing a Share Class
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Federal Income Tax Information

28-32	FINANCIAL HIGHLIGHTS

Managers AMG FQ Tax-Managed U.S. Equity Fund
Managers AMG FQ U.S. Equity Fund
Managers AMG FQ Global Alternatives Fund

33	HOW TO CONTACT US

Managers Investment Group

OVERVIEW

This Prospectus contains important information about the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Managers AMG FQ U.S. Equity Fund, and the Managers AMG FQ Global Alternatives Fund (each, a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest, and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	1

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Equities

Benchmark:

Russell 3000® Index

Tickers:

Class A: MFQAX

Class C: MFQCX

Institutional: MFQTX

Subadvisor:

First Quadrant L.P. (“First Quadrant”)

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term after-tax returns for investors.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of issuers located in the U.S. This policy may not be changed without providing shareholders 60 days’ notice. First Quadrant considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S. The Fund will ordinarily invest in approximately 75 to 250 stocks; however, the number of stocks will vary depending on market conditions and the size of the Fund. First Quadrant will pursue the Fund’s objective by investing in a diversified portfolio of

U.S. equity securities (generally common and preferred stocks) that reflects the characteristics of the Russell 3000® Index (the “Benchmark”) in terms of industry, earnings growth, valuation, and similar measurements. The Benchmark measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of December 31, 2007, the Benchmark had a market capitalization range of approximately $67 million to $512 billion.

PRINCIPAL INVESTMENT STRATEGIES

First Quadrant will use a proprietary quantitative analytical model to construct the Fund’s portfolio to reflect the characteristics of the Benchmark and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads, and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Fund’s portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund’s exposure (relative to the Benchmark) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions, and changes in various indexes.

First Quadrant will manage the Fund’s portfolio to minimize taxable distributions to shareholders. First Quadrant will apply a variety of tax-sensitive investment techniques, including the following:

•	Investing in stocks that pay below-average dividends;

•	Employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and

•	Realizing losses on specific securities or specific tax lots of securities to offset realized gains.

2	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

First Quadrant will normally sell a security when:

•	It is no longer reasonably priced;

•	The market and economic environment are no longer attractive; or

•	The stock substantially increases the portfolio risk relative to the market.

The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

PRINCIPAL RISKS

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Tax Management Risk—although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to high quality, U.S. companies.

•	Seeking an equity portfolio that minimizes the impact of taxes.

•	Willing to accept a higher degree of risk for the opportunity of higher potential returns.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Christopher G. Luck, CFA

Partner and Portfolio Engineer of First Quadrant

See “Fund Management” on page 18 for more information on the portfolio manager.

Managers Investment Group	3

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Institutional Class shares of the Fund. Class A and Class C shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to higher expenses than the Institutional Class shares, Class A and Class C share performance would be less than that shown. The information in the table includes the effects of maximum sales loads on Fund performance. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/071

FQ Tax-Managed U.S. Equity Fund

	1 Year	5 Years	Since Inception
Class A Return Before taxes	3.13%	—	6.92%[2]
Class C Return Before Taxes	7.55%	—	9.51%[2]
Institutional Class Return Before Taxes	9.75%	15.85%	6.96%[3]
Institutional Class Return After Taxes on Distributions	9.55%	15.68%	6.80%[3]
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	6.34%	13.86%	5.97%[3]
Russell 3000® Index[4]	5.14%	13.63%	3.98%[3]

[1]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

[2]	Since the Class A and Class C inception on March 1, 2006.
[3]	Since the Fund’s inception on December 18, 2000.
[4]	The Russell 3000® Index is a market-capitalization weighted index of 3,000 U.S. common stocks. The Index reflects no deduction for fees, expenses, or taxes.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None	[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Institutional Class
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[4]	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.06%
Fee Waiver and Reimbursement[5]	(0.06)%	(0.06)%	(0.06)%
Net Annual Fund Operating Expenses[6]	1.25%	2.00%	1.00%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class” for further information.

[2]	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.
[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]	Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[5]

The Investment Manager has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.24% for Class A shares, 1.99% for Class C shares, and 0.99% for Institutional Class shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Net Annual Fund Operating Expenses do not exceed the contractual expense limitation amount. Acquired fund fees and expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[6]

Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus. The ratio reflects the operating expenses of the Fund and does not include fees and expenses of any acquired funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$961	$1,246	$2,058
Class C	$306	$640	$1,103	$2,385
Institutional Class	$102	$331	$579	$1,289

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$203	$640	$1,103	$2,385

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Equities

Benchmark:

Russell 3000® Index

Tickers:

Class A: FQUAX

Class C: FQUCX

Institutional: MEQFX

Subadvisor:

First Quadrant L.P. (“First Quadrant”)

MANAGERS AMG FQ U.S. EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of issuers located in the U.S. This policy may not be changed without providing shareholders 60 days’

notice. First Quadrant considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S.

The Fund invests primarily in equity securities (generally common and preferred stocks) of large U.S. companies. As of December 31, 2007, the median market capitalization of the companies held by the Fund was $7,404 million. Normally, the Fund will invest at least 65% of its total assets in large-cap stocks.

PRINCIPAL INVESTMENT STRATEGIES

First Quadrant serves as Subadvisor to the Fund. With the help of quantitative analysis, First Quadrant seeks “growth at a reasonable price,” meaning it looks for companies with superior growth prospects that are also good values. First Quadrant’s goal is to provide investors with a core holding of U.S. equities through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, First Quadrant typically:

•	Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing approximately 98% of the U.S. market.

•	Identifies stocks that are relatively inexpensive and have rising earnings expectations and are well positioned to benefit from the current market and economic environment.

•	Aims to keep the portfolio turnover rate below the industry average over the long term.

First Quadrant will normally sell a security when:

•	It is no longer reasonably priced;

•	The market and economic environment are no longer attractive; or

•	The stock substantially increases the portfolio risk relative to the market.

The Fund intends to purchase stocks for the long term. However, sudden changes in the valuation, growth expectations, or risk characteristics may cause the Fund to sell stocks after only a short holding period.

The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND

PRINCIPAL RISKS

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Large Capitalization Stock Risk—large-cap companies are generally more mature and are not able to reach the same levels of growth as small- or mid-cap companies.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to large, high-quality U.S. companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Christopher G. Luck, CFA

Partner and Portfolio Engineer

of First Quadrant

See “Fund Management” on page 18 for more information on the portfolio manager.

Managers Investment Group	7

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Institutional Class shares of the Fund. Class A and Class C shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to higher expenses than the Institutional Class shares, Class A and Class C share performance would be less than that shown. The information in the table includes the effects of maximum sales loads on Fund performance. The performance information reflects the impact of the Fund’s expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/071

FQ U.S. Equity Fund

	1 Year	5 Years	10 Years	Since Inception
Class A Return Before Taxes	-0.80%	—	—	7.09%[2]
Class C Return Before Taxes	3.42%	—	—	9.91%[2]
Institutional Class Return Before Taxes	5.41%	14.97%	5.08%	—
Institutional Class Return After Taxes on Distributions	2.64%	13.42%	3.38%	—
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	5.19%	12.58%	3.61%	—
Russell 3000® Index[3]	5.14%	13.63%	6.22%	—

[1]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

[2]	Since the Class A and Class C inception on March 1, 2006.
[3]	The Russell 3000® Index is a market-capitalization weighted index of 3,000 U.S. common stocks. The Index reflects no deduction for fees, expenses, or taxes.

8	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND FEES AND EXPENSES OF THE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None	[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Institutional Class
Management Fee	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[4]	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[5,6]	1.06%	1.81%	0.81%
[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class” for further information.

[2]	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.
[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007. In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investments in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s voluntary fee waiver and reimbursement.

[5]

The Investment Manager has voluntarily agreed to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.04%, 1.79%, and 0.79% of the average daily net assets allocable to the Class A, C, and Institutional Class shares, respectively. This arrangement may be modified or terminated by the Investment Manager at any time.

[6]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus. The ratio reflects the operating expenses of the Fund and does not include fees and expenses of any acquired funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$677	$893	$1,126	$1,795
Class C	$287	$569	$980	$2,127
Institutional Class	$83	$259	$450	$1,002

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$184	$569	$980	$2,127

9	Managers Investment Group

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Global Tactical Asset Allocation

Benchmark:

Citigroup 1-Month T-Bill Index

Tickers:

Class A: MGAAX

Class C: MGACX

Subadvisor:

First Quadrant L.P. (“First Quadrant”)

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

OBJECTIVE

The Fund’s investment objective is to achieve total return from investments in the global equity, fixed income and currency markets, independent of market direction.

FOCUS

The Fund seeks to generate returns through risk-controlled exposure to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets. The Fund’s investment process involves an analysis of returns based on the (i) relative returns derived from global asset class performance (for example, how global stocks performed relative to global bonds and cash); (ii) relative returns within the equity asset class based on country (for example, how U.S. equities performed relative to other global equities); (iii) relative returns within the fixed income asset class based on country (for example, how U.S. bonds performed relative to other global bonds); and (iv) risks associated with currencies (collectively, the “First Quadrant Analysis”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts. The Fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations such as the World Bank and the United Nations).

There are no limits on the amount of Fund assets that may be allocated to any one of the equity, bond, and currency asset classes; however, under normal circumstances, it is expected that no more than 50% of the Fund’s exposure to such classes will be in currency forward contracts. Typically, the Fund expects to diversify its exposure among at least ten different countries, including the U.S. In selecting equity investments for the Fund, First Quadrant is not constrained by any particular investment style or capitalization range. In selecting bond investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The Fund is a “non-diversified fund,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

First Quadrant serves as Subadvisor to the Fund and selects investments for the Fund based upon the First Quadrant Analysis. First Quadrant applies a global view to portfolio construction for the Fund. Recognizing that the world’s economies are connected, the Fund’s investments in the global equity, bond, and currency markets will be mutually dependent. The Fund’s portfolio will reflect First Quadrant’s assessment of the combination of local market and economic factors, global equity, fixed income or currency market factors and changes in global interest rates. As a result, the relationship between a change in the price of a stock or fixed income market, or a change in a currency exchange rate in one market, may influence the decision to take or adjust positions in other instruments with exposure to other markets or other market types. Because changes in the global

Managers Investment Group	10

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

equity, bond, and currency markets occur rapidly, it will often be difficult to respond quickly to such changes by investing directly in global equity securities, fixed income securities and currencies. Direct investments may also involve costs that would diminish or eliminate value that First Quadrant identifies in the global equity, bond and currency markets. Therefore, the Fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed income securities, and foreign currencies in seeking to take advantage of value (and reduce exposure to risks) that First Quadrant identifies in the global equity, bond, and currency markets.

The Fund is subject to rigorous ongoing risk management to attempt to minimize volatility and achieve a high correlation between the positions taken and the desired exposures.

ADDITIONAL PRACTICES/RISKS

The Fund may enter into short sales of securities (including ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, or enters into a short sale, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the short position.

The Fund may also invest, without limit, in cash or high quality short-term investments for temporary or defensive purposes. To the extent that the Fund is invested in these investments or other investments that are unrelated to the First Quadrant Analysis, the Fund will not be pursuing its investment objective.

PRINCIPAL RISKS

•	Asset Allocation Risk—the Fund’s investments may not be allocated in the best performing asset classes.

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•	Exchange Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Hedging Risk—there is no guarantee that hedging strategies will be successful.

PORTFOLIO MANAGERS

Ken Ferguson

Partner and Co-Director of Global Derivatives of First Quadrant

Dori Levanoni

Partner, Co-Director of Global Derivatives, and Lead Portfolio Manager of First Quadrant

See “Fund Management” on page 18 for more information on the portfolio managers.

Managers Investment Group	11

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

•	Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Leverage Risk—use of leverage can magnify relatively small market movements into relatively larger losses for the Fund.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Non-Diversified Fund Risk—holdings may be concentrated in a small number of securities, which can place the Fund at greater risk.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

•	Tax Risk—although the Fund is expected to qualify as a registered investment company, it may not qualify, which could result in higher taxes to shareholders.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Seeking a mutual fund that may establish long or short exposure to global equity, bond, and currency markets and are willing to accept the risks of global investing.

•	Seeking a mutual fund that invests in a range of alternative investments, including futures, options, and other derivatives, as well as currencies and index exchange-traded funds.

•	Seeking to produce returns that are not directly correlated to major public equity or bond markets and are interested in either growth or income.

•	Willing to accept short-term volatility of returns.

12	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing the Fund’s performance for the one-year period ending December 31, 2007 and since the Fund’s inception and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Class A shares of the Fund and does not reflect the impact of sales charges. If it did, performance would have been less than that shown. Class C shares would have a similar annual return as a Class A shares because both classes are invested in the same portfolio of securities. Annual returns for Class A and Class C shares would differ only to the extent that the classes have different expenses. The information in the table includes the effects of maximum sales loads on Fund performance. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/071

FQ Global Alternatives Fund

	1 Year	Since Inception[2]
Class A Return Before Taxes	-3.99%	-1.28%
Class A Return After Taxes on Distributions	-4.23%	-1.79%
Class A Return After Taxes and Sale of Fund Shares	-2.42%	-1.34%
Class C Return Before Taxes	0.12%	1.33%
Citigroup 1-month T-Bill Index[3]	4.56%	—

[1]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class C shares will vary.

[2]	Since the Fund’s inception on March 30, 2006.
[3]

The Citigroup 1-month Treasury T-Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. The Index reflects no deduction for fees, expenses, or taxes.

Managers Investment Group	13

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None	[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fee	1.70%	1.70%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses[4]	0.59%	0.59%
Acquired Fund Fees and Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	2.69%	3.44%
Fee Waiver and Reimbursement[5]	(0.04)%	(0.04)%
Net Annual Fund Operating Expenses[6]	2.65%	3.40%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class” for further information.

[2]	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.
[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]	Other expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[5]

The Investment Manager has contractually agreed, through at least March 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 2.50% for Class A shares and 3.25% for Class C shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Net Annual Fund Operating Expenses do not exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[6]

Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus. The ratio reflects the operating expenses of the Fund and does not include fees and expenses of any acquired funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$828	$1,359	$1,915	$3,421
Class C	$444	$1,053	$1,785	$3,718

The figures shown above for Class A shares would be the same whether you sold your shares at the end of a period or kept them. For Class C, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$343	$1,053	$1,785	$3,718

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

14	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

ASSET ALLOCATION RISK

Because the Managers AMG FQ Global Alternatives Fund invests in a broad array of asset classes, it is subject to asset allocation risk. The Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Fund may be overweighted in equity-related investments when the stock market is falling and the fixed income market is rising.

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when these payments come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investor Service and Standard and Poor’s Corporation. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because these issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Derivatives, a category that includes options, futures and forwards, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund. The FQ Global Alternatives Fund will invest extensively in derivatives.

EXCHANGE-TRADED FUND RISK

A Fund that invests in exchange traded-funds (“ETFs”) may be subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETF, including the risk that an ETF may not track the underlying index.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HEDGING RISK

The decision as to whether and to what extent a Fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions. Accordingly, there can be no assurance that a Fund’s hedging strategies will be successful. Hedging transactions involve costs and may result in losses.

INFLATION RISK

Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Managers Investment Group	15

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LARGE-CAPITALIZATION STOCK RISK

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, funds that invest in large-capitalization companies may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

LEVERAGE RISK

Borrowing, and certain derivative investments, such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for a fund.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities.

NON-DIVERSIFIED FUND RISK

A fund which is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of its portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to

16	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

TAX RISK

Each Fund expects to elect and qualify to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, a Fund must meet certain requirements. One of these requirements is that at least 90% of Managers AMG FQ Global Alternatives Fund’s gross income in each taxable year be derived from certain sources (referred to below as “qualifying income”). The Fund invests in a manner that is consistent with their current understanding of these requirements. Congress or the Treasury Department can change or clarify these requirements at any time, possibly with retroactive effect. If Congress, the Treasury Department or the Internal Revenue Service were to take any action that altered the current understanding of these requirements, certain types of income representing a significant portion of the Managers AMG FQ Global Alternatives Fund’s gross income may not constitute qualifying income. In that case, the Managers AMG FQ Global Alternatives Fund could be forced to change the manner in which it pursues its investment strategy or could cease to qualify for the special tax treatment accorded regulated investment companies under federal income tax law. If income that does not constitute qualifying income were to represent more than 10% of the Fund’s gross income in any taxable year, the Fund would be liable for federal income tax at regular corporate income tax rates (approximately 35%) on all of its income for that taxable year. This would likely materially reduce the investment return to the Fund’s shareholders.

Shareholders should consult with their tax advisors with respect to the specific tax consequences of an investment in the Fund. Please see the Fund’s Statement of Additional Information dated March 1, 2008 (the “SAI”) for more information.

TAX MANAGEMENT RISK

Tax-management strategies applied to the FQ Tax-Managed U.S. Equity Fund are designed to minimize taxable income and capital gains for shareholders. Notwithstanding the use of these strategies, the Fund may have taxable income and may realize taxable capital gains. The ability of the Fund to avoid realizing taxable gains may be affected by the timing of cash flows into and out of the Fund attributable to the payment of expense and daily net sales and redemptions. In addition, investors purchasing shares when the Fund has large accumulated capital gains could receive a significant portion of the purchase price of these shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ SAI.

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

INVESTMENT OBJECTIVES

Each Fund’s investment objective may be changed without shareholder approval.

Managers Investment Group	17

SUMMARY OF THE FUNDS

FUND MANAGEMENT

Each Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of First Quadrant, the Subadvisor to each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

First Quadrant, founded in 1988 and located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, provides asset management to corporations, endowments, foundations, high-net-worth individuals and public pension plans. AMG indirectly owns a majority interest in First Quadrant. As of December 31, 2007, First Quadrant had assets and overlays under management of approximately $31.1 billion.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND AND MANAGERS AMG FQ U.S. EQUITY FUND

Christopher G. Luck, CFA, is primarily responsible for the day-to-day management of each Fund’s portfolio and for supervising the day-to-day operations of the portfolio management team dedicated to the Funds. Mr. Luck is a Partner of First Quadrant and Director of Equity Portfolio Management, positions he has held since 1996, and is Director of Global Equities, a position he has held since 2004.

Managers AMG FQ Tax-Managed U.S. Equity Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

Managers AMG FQ U.S. Equity Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Kenneth J. Ferguson and Dori Levanoni, the portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ferguson is a Partner and Co-Director of Global Derivatives Strategies at First Quadrant, positions he has held since 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research. Mr. Levanoni is a Partner and Co-Director of Global Derivatives Strategies at First Quadrant. He became a Partner in 2006 and Co-Director of Global Derivatives Strategies in 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research. The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

ADDITIONAL INFORMATION

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and First Quadrant is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2007.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.

18	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the Funds by purchasing either Class A, Class C or Institutional Class shares. (Institutional shares are not available for the FQ Global Alternatives Fund.) Each Class of shares is subject to different types and levels of sales charges, expenses, and minimum initial investment amounts, as described below. The Class A and Class C shares of the Funds are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which will result in Class A and Class C shares experiencing a lower total return than the Institutional Class shares. The net asset value per share of the three Classes may also differ. In all other material respects, the Class A, Class C and Institutional Class shares are the same, each share representing a proportionate interest in the Fund.

Each Fund and Class of shares is subject to a minimum (and possible maximum, as described on page 22) initial investment amount, as described on page 24.

Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (NAV) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio securities that trade primarily on foreign markets are priced based on the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies on recommendations of a third-party fair valuation service in adjusting the prices of such foreign securities. A Fund’s investments in derivative instruments traded in foreign markets (including futures contracts on equity and fixed income securities and security indexes and options on futures contracts, securities and security indexes) are priced based on the market quotation of such instruments in their respective principal markets as of the close of regular business on the NYSE. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV.

The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Managers Investment Group	19

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between several share classes when investing in the Funds:

•	Class A

•	Class C

•	Institutional Class (not available for FQ Global Alternatives Fund)

When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

CLASS A SHARES

The offering price of Class A shares equals the Fund’s current share price, or NAV, plus an initial sales charge that varies according to the amount you invest, as shown below. In addition, for purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed within the first 18 months of purchase, as described below. You also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 22 for more information.

SALES CHARGE REDUCTIONS AND WAIVERS

To determine the initial sales charge, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge.

You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers Funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of the Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent.

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

—	Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

—	Accounts established by financial intermediaries that have selling agreements with the distributor or have services agreements with the investment manager;
—	Current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members;
—	Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or

CALCULATING THE CLASS A SALES CHARGE

If the amount of your purchase is	Your initial sales charge as a % of the share price is:	Your initial sales charge as a % of the total you invested is:	The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.75	6.10	5.00
$25,000 to $49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $ 249,999	3.50	3.63	2.75
$250,000 to $ 499,999	2.50	2.56	2.00
$500,000 to $ 999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None	*

*	If you acquire or hold $1 million or more of Class A shares of the Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another Fund, there is a 1.00% contingent deferred sales charge on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see CDSC Reductions and Waivers for additional information regarding contingent deferred sales charges.

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SHAREHOLDER GUIDE

employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/ brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of these individuals;

•

Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts; and

•	Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply. For more information on sales charge reductions and waivers, consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI.

CLASS C SHARES

Class C shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the Fund’s NAV. However, you do pay:

•

A surrender charge (referred to as “contingent deferred sales charge,” or CDSC) on shares you sell or exchange for shares of a fund that are not subject to a sales charge, within one year of your purchase; and

•	Higher annual expenses than Class A shares on your investment for ten years after your purchase.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

•	An annual 12b-1 distribution and shareholder service fee of 1.00%.

Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

CDSC REDUCTIONS AND WAIVERS

For Class C shares and certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that does not have a sales charge.

To minimize the CDSC you pay:

•	The Funds assume that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the Funds sell shares in the order in which they were purchased, from oldest to newest.

The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

A Fund or the Distributor may, in its discretion, waive the CDSC anytime, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other Fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the Fund, the Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI for more information about CDSC waivers.

COMPARING FEES AND EXPENSES FOR SHARE CLASSES WITH SALES CHARGES

	Class A Shares	Class C Shares
Sales Charge	Up to 5.75% of investment, depending on investment amount (see table on previous page)	None

Surrender Charge (CDSC)	None (except with respect to certain redemptions following purchases of $1 million or more)	1% of purchase or sale, whichever is less, within one year of purchase

Operating Expenses	Lower than Class C shares	Higher than Class A Shares

Annual Return	Higher than comparable investment in Class C Shares	lower than comparable investment in Class A shares

Distribution & Service (12b-1) Fees	0.25%	1.00%

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SHAREHOLDER GUIDE

MAXIMUM INVESTMENT IN CLASS C SHARES

The Funds will refuse a purchase order for Class C shares when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $1,000,000 or more. If you are considering cumulative purchases of $1,000,000 or more in the Managers Family of Funds, consult your registered investment professional to determine whether Class A shares may be more to your advantage.

INSTITUTIONAL CLASS SHARES

Institutional Class shares of the FQ Tax-Managed U.S. Equity Fund and FQ U.S. Equity Fund have no up-front sales charges or CDSC. Your entire amount invested purchases Fund shares at the Fund’s NAV. The Institutional Class also does not pay annual 12b-1 distribution or shareholder service fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

DISTRIBUTION AND SERVICE (12B-1) FEES

The Funds have adopted a Distribution and Service Plan (12b-1 Plan) for Class A and Class C shares that allows the Funds to pay fees for selling and distributing its shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover the Funds’ sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the Funds’ net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•	The selling broker/dealer may retain the portion of the front end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart on page 20.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Class C Shares

•

The Distributor pays the selling broker/dealer 1.00% of the purchase amount. The Fund uses part of the proceeds from the CDSC (applicable to shares sold within one year of purchase) and the 12b-1 fee to defray this payment.

•	The payments for shareholder servicing may not exceed an annual rate of 0.25% of the Class C average daily NAV.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares anytime.

When you buy or sell Fund shares, the price is the NAV, taking into account any applicable sales charges, per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automatic Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

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HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares* to your account...	If you wish to sell shares*, †
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC Inc. Po Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•      Name of the Fund

•      Dollar amount or number of shares you wish to sell

•      Your name

•      Your account number

•      Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC Inc.

Po Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539

If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (telephone redemptions are available only for redemptions of less than $50,000 for Class A and Class C shares and $250,000 for Institutional Class shares)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $50,000 and over for Class A and Class C shares or $250,000 and over for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA).

Managers Investment Group	23

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks

Share Class	Initial Investment	Additional Investments
Class A:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Class C:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Institutional Class
• Regular Accounts	$2,500,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time. With respect to the FQ U.S. Equity Fund and FQ Tax-Managed U.S. Equity Fund, the minimum additional investment amount for Institutional Class shares shall be waived for investments by accounts established prior to March 1, 2006 (the date on which each Fund’s existing share class was redesignated as Institutional Class shares).

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Class A or Class C shares or $250,000 or more of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Funds may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $500 with respect to Class A or Class C shares, or falls below $50,000 with respect to Institutional Class shares, due to redemptions you make, but not until a Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Funds, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 25.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

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FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ Transfer Agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

•	If you exchange Class A shares of a Fund, you will not be charged an initial sales charge on the shares for which you are exchanging them.

•

Except for a CDSC that may be applicable to your exchange of Class A or Class C shares, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 26.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•	If you sell Class C shares you acquired through an exchange within a year, we calculate any CDSC from the date you originally purchased the shares that you exchanged.

•

If you sell Class A shares you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for less than 18 months.

Managers Investment Group	25

SHAREHOLDER GUIDE

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any Fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at anytime.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from a Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election anytime by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the Funds under the the Code and as in effect as of the date of this prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares. Class C shares of the Funds automatically convert to Class A shares of the Funds at the end of the tenth year after purchase. The IRS currently treats these automatic conversions as not taxable. If the IRS changes its tax treatment, the Fund may suspend the automatic conversion feature. If this happens, you would have the option to convert your Class C shares at the end of the tenth year, to Class A shares. This exchange would be based on the relative NAV of the Class A and the Class C shares and would not result in a sales charge or fee, but you might face certain tax consequences.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on

26	Managers Investment Group

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FEDERAL INCOME TAX INFORMATION (Continued)

those investments would be decreased. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

OTHER TAX MATTERS

Certain of a Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds (such as ETFs), could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

Managers Investment Group	27

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or since inception). Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND INSTITUTIONAL CLASS SHARES	For the fiscal year ended October 31,
	2007	2006	2005	2004	2003
Net Asset value, beginning of year	$13.93	$11.89	$9.94	$9.39	$7.74
Income from investment Operations:
Net investment income	0.06	0.03	0.01	0.11	0.06
Net realized and unrealized gain on investments	2.82	2.03	2.04	0.44	1.69
Total from investment operations	2.88	2.06	2.05	0.55	1.75
Less distributions to Shareholders from:
Net investment income	(0.01)	(0.02)	(0.10)	—	(0.10)
Net Asset value, End of year	$16.80	$13.93	$11.89	$9.94	$9.39
Total Return[1]	20.68%	17.37%	20.75%	5.86%	22.90%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	0.37%	0.23%	0.04%	0.99%	0.68%
Portfolio turnover	65%	98%	105%	131%	143%
Net assets at end of year (000’s omitted)	$95,510	$82,975	$55,377	$45,321	$53,538

Expense offsets:[2]
Ratio of total expenses to average net assets	1.07%	1.11%	1.21%	1.20%	1.62%
Ratio of net investment income (loss) to average net assets	0.29%	0.12%	(0.17)%	0.79%	0.06%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

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FINANCIAL HIGH LIGHT S

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND Class A Shares	For the fiscal period ended October 31,
	2007	2006*
Net Asset Value, Beginning Of Period	$13.91	$13.01
Income From Investment Operations:
Net Investment Income	0.02	0.00 [5]
Net Realized and Unrealized gain on Investments	2.82	0.90
Total from investment operations	2.84	0.90
Net Asset Value, End of Period	$16.75	$13.91
Total Return[1]	20.42%	6.92%[2]
Ratio of net expenses to average net assets	1.24%	1.24%[3]
Ratio of net investment income (loss) to average net assets[1]	0.30%	(0.11)%[3]
Portfolio turnover	65%	98%[2]
Net assets at end of period (000’s omitted)	$23,803	$574

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.32%	1.40%[3]
Ratio of net investment income (loss) to average net assets	0.22%	(0.27)%[3]

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND Class C Shares	For the fiscal period ended October 31,
	2007	2006*
Net Asset Value, Beginning of Period	$13.83	$13.01
Income from investment operations:
Net investment income (loss)	0.00 [5]	(0.03)
Net realized and unrealized gain on investments	2.70	0.85
Total from investment operations	2.70	0.82
Net Asset Value, End of Period	$16.53	$13.83
Total Return[1]	19.52%[6]	6.30%[2]
Ratio of net expenses to average net assets	1.99%	1.99%[3]
Ratio of net investment loss to average net assets[1]	(0.36)%	(0.91)%[3]
Portfolio turnover	65%	98%[2]
Net assets at end of period (000’s omitted)	$9,490	$941

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.07%	2.15%[3]
Ratio of net investment loss to average net assets	(0.44)%	(1.06)%[3]

*	Class A and C shares commenced operations on March 1, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[5]	Rounds to less than $0.01.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers Investment Group	29

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ U.S. EQUITY FUND	For the fiscal year ended October 31,
Institutional Class Shares	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.90	$12.93	$11.62	$10.59	$9.03
Income from Investment Operations:
Net investment income	0.15	0.17	0.20	0.11	0.08
Net realized and unrealized gain on investments	2.11	2.49	1.26	1.00	1.56
Total from investment operations	2.26	2.66	1.46	1.11	1.64
Less distributions to Shareholders from:
Net investment income	(0.16)	(0.18)	(0.15)	(0.08)	(0.08)
Net realized gain on investments	(1.51)	(0.51)	—	—	—
Total distributions to shareholders	(1.67)	(0.69)	(0.15)	(0.08)	(0.08)
Net Asset value, End of year	$15.49	$14.90	$12.93	$11.62	$10.59
Total return[1]	16.54%	21.44%	12.64%	10.52%	18.37%
Ratio of net expenses to average net assets	0.79%	0.79%	0.85%	0.79%	0.91%
Ratio of net investment income to average net assets[1]	0.96%	1.23%	1.49%	0.97%	0.82%
Portfolio turnover	106%	89%	105%	106%	169%
Net assets at end of year (000’s omitted)	$82,915	$78,068	$72,470	$72,878	$71,265

Expense offsets:[2]
Ratio of total expenses to average net assets	0.83%	0.82%	—	—	—
Ratio of net investment income to average net assets	0.92%	1.19%	—	—	—

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

30	Managers Investment Group

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ U.S. EQUITY FUND	For the fiscal period ended October 31,
Class A Shares	2007	2006*
Net Asset Value, Beginning of Period	$14.88	$13.53
Income from Investment Operations:
Net investment income	0.17	0.01
Net realized and unrealized gain on investments	2.05	1.34
Total from investment operations	2.22	1.35
Less Distributions to Shareholders from:
Net investment income	(0.16)	—
Net realized gain on investments	(1.51)	—
Total distributions to shareholders	(1.67)	—
Net Asset value, End of Period	$15.43	$14.88
Total Return[1]	16.28%	9.98%[2]
Ratio of net expenses to average net assets	1.04%	1.04%[3]
Ratio of net investment income to average net assets[1]	0.56%	0.63%[3]
Portfolio turnover	106%	89%[2]
Net assets at end of period (000’s omitted)	$21,773	$371

Expense offsets: [4]
Ratio of total expenses to average net assets	1.08%	1.13%[3]
Ratio of net investment income to average net assets	0.52%	0.54%[3]

MANAGERS AMG FQ U.S. EQUITY FUND	For the fiscal period ended October 31,
Class C Shares	2007	2006*
Net Asset Value, Beginning of Period	$14.85	$13.53
Income from Investment Operations:	0.13	0.00 [5]
Net investment income
Net realized and unrealized gain on investments	1.96	1.32
Total from investment operations	2.09	1.32
Less distributions to Shareholders from:
Net investment income	(0.16)	—
Net realized gain on investments	(1.51)	—
Total distributions to shareholders	(1.67)	—
Net Asset value, End of Period	$15.27	$14.85
Total Return[1]	15.35%	9.76%[2]
Ratio of net expenses to average net assets	1.79%	1.79%[3]
Ratio of net investment income (loss) to average net assets [1]	(0.13)%	0.16%[3]
Portfolio turnover	106%	89%[2]
Net assets at end of period (000’s omitted)	$2,326	$97

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.83%	1.88%[3]
Ratio of net investment loss to average net assets	(0.17)%	(0.07)%[3]

*	Class A and C shares commenced operations on March 1, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[5]	Rounds to less than $0.01.

Managers Investment Group	31

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND	For the fiscal period ended October 31,
Class A Shares	2007	2006*
Net Asset Value, Beginning of Period	$9.73	$10.00
Income From Investment Operations:
Net investment income	0.18 [6]	0.16
Net realized and unrealized gain (loss) on investments	0.22 [6]	(0.43)
Total from investment operations	0.40	(0.27)
Less distributions to Shareholders from:
Net investment income	(0.19)	—
Net Asset value, End of Period	$9.94	$9.73
Total Return[1]	4.11%[5]	(2.70)%[2]
Ratio of net expenses to average net assets	2.50%	2.50%[3]
Ratio of net investment income to average net assets[1]	1.72%	1.38%[3]
Portfolio turnover	104%	48%[2]
Net assets at end of period (000’s omitted)	$37,716	$20,661

Expense offsets:[4]
Ratio of total expenses to average net assets	2.56%	3.20%[3]
Ratio of net investment income to average net assets	1.66%	0.68%[3]

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND	For the fiscal period ended October 31,
Class C Shares	2007	2006*
Net Asset Value, Beginning of Period	$9.69	$10.00
Income from Investment Operations:
Net investment income	0.11 [6]	0.02
Net realized and unrealized gain (loss) on investments	0.21 [6]	(0.33)
Total from investment operations	0.32	(0.31)
Less distributions to Shareholders from:
Net investment income	(0.19)	—
Net Asset value, End of Period	$9.82	$9.69
Total Return[1]	3.30%[5]	(3.10)%[2]
Ratio of net expenses to average net assets	3.25%	3.25%[3]
Ratio of net investment income to average net assets[1]	1.03%	1.03%[3]
Portfolio turnover	104%	48%[2]
Net assets at end of period (000’s omitted)	$7,464	$695

Expense offsets:[4]
Ratio of total expenses to average net assets	3.31%	3.52%[3]
Ratio of net investment income to average net assets	0.97%	0.76%[3]

*	Commencement of operations was on March 30, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Per share numbers have been calculated using average shares.

32	Managers Investment Group

HOW TO CONTACT US

FQ TAX-MANAGED U.S. EQUITY FUND
FQ U.S. EQUITY FUND
FQ GLOBAL ALTERNATIVES FUND

INVESTMENT MANAGER	LEGAL COUNSEL
Managers Investment Group LLC	Ropes & Gray LLP
800 Connecticut Avenue	One International Place
Norwalk, Connecticut 06854-2325	Boston, Massachusetts 02110-2624
203.299.3500 or 800.835.3879

TRANSFER AGENT
SUBADVISOR	PFPC Inc.
First Quadrant, L.P.	P.O. Box 9769
800 E. Colorado Boulevard, Suite 900	Providence, Rhode Island 02940-9769
Pasadena, California 91101	800.548.4539

DISTRIBUTOR	TRUSTEES
Managers Distributors, Inc.	Jack W. Aber
800 Connecticut Avenue	William E. Chapman, II
Norwalk, Connecticut 06854-2325	Edward J. Kaier
William J. Nutt
CUSTODIAN	Steven J. Paggioli
The Bank of New York	Eric Rakowski
2 Hanson Place	Thomas R. Schneeweis
Brooklyn, New York 10286

Managers Investment Group	33

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We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

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39

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (“SAI”), Annual Report, and Semi-Annual Report contain additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus. Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

www.managersinvest.com

MANAGERS TRUST I

MANAGERS FREMONT GLOBAL FUND

MANAGERS SMALL CAP FUND

MANAGERS FREMONT MICRO-CAP FUND

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

MANAGERS REAL ESTATE SECURITIES FUND

MANAGERS FREMONT BOND FUND

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2008

You can obtain a free copy of the Prospectus of any of these Funds by calling the Funds at (800) 548-4539 or by visiting the Funds’ Website at www.managersinvest.com. The Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus dated March 1, 2008.

The Financial Statements of the Funds, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended October 31, 2007 included in each Fund’s Annual Report for the fiscal year ended October 31, 2007 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information). The Annual and Semi-Annual Reports are available without charge by calling the Funds at (800) 548-4539 or by visiting the Funds’ Website at www.managersinvest.com.

(i)

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund and Managers California Intermediate Tax-Free Fund (each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust and each Fund are part of the Managers family of funds, which consists of 32 open-end mutual funds in the Trust, The Managers Funds, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on July 20, 2000.

This SAI describes the financial history, management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Funds. See “Management of the Funds.”

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end investment management company, and each of the Funds other than the Managers California Intermediate Tax-Free Fund and the Managers Real Estate Securities Fund -are diversified series of the Trust. The Managers California Intermediate Tax-Free Fund and the Managers Real Estate Securities Fund are non-diversified series of the Trust.

Additional Investment Policies

Managers Fremont Global Fund invests, under normal circumstances, at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments of issuers organized, located, or doing a substantial amount of business outside the United States, including investments in such issuers made through the Fund’s investment in one or more mutual funds that invest in such investments. The Fund considers a company that derives at least 50% of its revenues from business outside the United States or that has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States.

Managers Small Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the stocks of U.S. small capitalization companies. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Managers Fremont Micro-Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Managers Fremont Institutional Micro-Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Managers Real Estate Securities Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”). This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice. For purposes of the Fund’s investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from, or if it has at least 50% of its assets in, companies principally engaged in the real estate industry, including REITs. The Fund is non-diversified and may make larger investments in individual companies. The Fund usually holds approximately 35 to 40 stocks.

Managers Fremont Bond Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in debt instruments such as corporate, mortgage-backed, international and government bonds. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Managers California Intermediate Tax-Free Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and is not subject to the alternative minimum tax (“AMT”). This policy is fundamental and may not be changed without shareholder approval. Additionally, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the AMT. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. This Fund is intended for investment by California residents.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Funds. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

1)	Asset Backed Securities.

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

2)	Below Investment Grade Debt Securities (“Junk Bonds”).

Bonds rated below BBB by Standard & Poor’s Ratings Group (“S&P”), or Baa by Moody’s Investors Services (“Moody’s”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) are commonly known as “junk bonds.” See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” for further discussion regarding securities ratings. Junk bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer’s credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds.

The Fremont Bond Fund may invest up to 10% of its net assets in debt securities rated below BBB or Baa by S&P and Moody’s, respectively, but not lower than B by either (or the equivalent ratings by another NRSRO). The Fremont Global Fund may invest up to 10% of its net assets in debt securities rated below BBB or Baa, but not lower than BB or Ba by S&P and Moody’s, respectively (or the equivalent ratings by another NRSRO).

3)	Bond Arbitrage Strategies.

(Fremont Global Fund and Fremont Bond Fund only.) The Funds may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors’ expectations of inflation rates in the future. An arbitrage opportunity exists if the Subadvisor determines that investors’ expectations of future inflation are unrealistically high or low. For example, if the Subadvisor believes that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors’ unrealistically low expectations concerning future inflation, the Subadvisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding “long” position on U.S. Treasury Inflation-Indexed Bonds. If investors’ expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Funds would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European Union interest rate convergence trades. As in any short selling arrangement, the Funds are required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Funds would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out. Such arbitrages will be limited to government and quasi-government bonds with highly liquid markets to control exposure on the short side, and will never in the aggregate involve more than 5% of the Funds’ net assets.

4)	Borrowing.

Each Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund’s total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. A Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, a

Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

5)	Cash Equivalents.

Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. The period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven days.

6)	Collateralized Debt Obligations

The Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

7)	Convertible Securities.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

8)	Depositary Receipts.

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

9)	Derivative Instruments.

The following describes certain derivative instruments and products in which the Funds may invest and risks associated therewith.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, the Funds may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including, with respect to each Fund except Managers Fremont Global Fund, broad-based security indices), for any purpose. The Funds may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Funds may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Funds will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Funds may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will lose $400 (100 units x loss of $4).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When each Fund purchases or sells a futures contract, it is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

The Funds will only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. Except with respect to the Managers Fremont Bond Fund, the Funds will not enter into futures contracts for speculation. The Managers Fremont Bond Fund may, from time to time, enter into futures contracts for speculation.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ Custodian).

When selling a call option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds will not be subject to registration or regulation as commodity pool operators under the CEA.

Risks Associated with Futures and Option on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. The Funds may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian or earmark securities considered to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

The Funds (except California Intermediate Tax-Free Fund) may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options.

The Funds (except California Intermediate Tax-Free Fund) may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold. A Fund will commit no more than 5% of its net assets to premiums when purchasing put options.

The Funds (except California Intermediate Tax-Free Fund) may write call or put options for any purpose. For example, writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. The Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable Securities and Exchange Commission (“SEC”) guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadvisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund’s net assets.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. A Fund would generally write covered put options in circumstances where the Subadvisor wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a

Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. To the extent permitted by applicable law or regulation, the Fund may invest in options on indices, including, with respect to each Fund except Managers Fremont Global Fund, broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

The Funds can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. A Fund may use currency options to cross-hedge or to increase total return when the Fund’s Subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. To the extent permitted by applicable law or regulation, the Funds may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices (including, with respect to each Fund except Managers Fremont Global Fund, broad-based security indices), specific securities and currency exchange rates.

The Funds may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Fund’s Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered illiquid, and illiquid holdings will not exceed 15% of a Fund’s net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s Custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one Nationally Recognized Statistical Rating Organization at the time of entering into such transaction.

10)	Eurodollar Bonds and Yankeedollar Obligations.

Eurodollar obligations are U.S.-dollar obligations issued outside the United States by domestic or foreign entities , while Yankeedollar obligations are U.S.-dollar obligations issued inside the United States by foreign entities. Eurodollar bonds are bonds issued outside the U.S. and are denominated in U.S. dollars.

11)	Foreign Securities.

The Funds may invest in foreign securities, subject to any restrictions set out in the Prospectus and this SAI. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Under normal market conditions, no more than 20% of the Fremont Bond Fund’s total assets, adjusted to reflect the Fund’s net exposure after giving effect to currency transactions and positions, will be denominated in non-U.S. dollars.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. See “Certain Federal Income Tax Matters” below for more information.

Emerging Market Securities. A Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

12)	Guaranteed Investment Contracts.

Fremont Global Fund may enter into agreements known as guaranteed investment contracts (“GICs”) with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed-income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days notice. Like any fixed-income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

13)	Illiquid Securities, Private Placements and Certain Unregistered Securities.

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. Each Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to these limitations, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which the Fund believes represents the security’s value should the Fund wish to sell the security. If a security the Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than when it first decided to sell the security.

14)	Inflation-Linked Bonds.

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of understanding, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

15)	Inverse Floating Obligations.

Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

16)	Mortgage-Related Securities.

Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and “pass-throughs.” “Pass-throughs,” which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Some mortgage-related securities are “Interest Only” or “IOs” which receive only the interest paid on the underlying pools of holders or “Principal Only” or “POs” whose interest in the underlying pools is limited to their principal. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody’s or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Subadvisor.

In the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

17)	Municipal Securities.

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for U.S. federal income tax purposes, though interest on certain municipal securities may be included for purposes of the federal AMT. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status.

For purposes of the California Intermediate Tax-Free Fund, the term “California municipal securities” as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. The California Intermediate Tax-Free Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition.

The California Intermediate Tax-Free Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody’s or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody’s ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” for further discussion regarding securities ratings.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The California Intermediate Tax-Free Fund may purchase unrated municipal securities which the Subadvisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the California Intermediate Tax-Free Fund’s total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long term municipal securities are typically referred to as “bonds” and short term municipal securities are typically called “notes.”

Payments due on general obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

Municipal Notes. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notes are issued to provide interim financing until long term financing can be arranged.

Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

18)	Obligations of Domestic and Foreign Banks.

Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

19)	Particular Risk Factors Relating to California Municipal Securities.

The California Intermediate Tax-Free Fund is a state-specific municipal fund that invests substantially all of its assets in municipal securities issued by or on behalf of one state, the State of California, or California’s counties, municipalities, authorities or other subdivisions. A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities, because the fund is susceptible to political, economic or regulatory factors affecting issuers of that state. With respect to the California Intermediate Tax-Free Fund, these factors include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The ability of California or its municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state, and the underlying fiscal condition of the state and its municipalities.

20)	Pay-In-Kind Bonds.

The Funds may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

21)	Preferred Stock.

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

22)	Real Estate Investment Trusts (“REITs”).

The Funds, in particular, the Fremont Global Fund and Real Estate Securities Fund, may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest. The Real Estate Securities Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the Investment Company Act of 1940, as amended (the “ 1940 Act”). REITs, and mortgage REITs in particular, are also subject to interest rate risk.

23)	Reverse Repurchase Agreements.

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for the Fund.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. The Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

24)	Rights and Warrants.

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

25)	Securities Lending.

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s investment policies and restrictions. Each Fund may lend its investment securities so long as (i) the loan is secured by collateral having a value at all times not less than 102% of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Funds may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

26)	Segregated Accounts or Cover.

Each Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

27)	Shares of Investment Companies.

Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Subadvisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. Pursuant to rules recently adopted by the SEC, a Fund may invest (1) in shares issued by money market funds and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The California Intermediate Tax-Free Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax, including AMT. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Assuming the California Intermediate Tax-Free Fund otherwise qualifies to pay exempt-interest dividends under the 50% test (see Certain Federal Income Tax Matters), income received from such investments will increase, for federal (and likely California) income tax purposes, the amount of exempt interest dividends that may be paid to shareholders of the California Intermediate Tax-Free Fund.

28)	Short Sales.

A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. A Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, a Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The Funds may also engage in “short sales against the box” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

The Fremont Global Fund and Fremont Bond Fund may engage in short sales that are not made “against the box.” Short sales that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

29)	U.S. Government Securities.

U.S. Government securities are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association (“GNMA”) certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

30)	Variable and Floating Rate Securities and Participation Interests.

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

The Funds may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature.

Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

31)	When Issued, Delayed Delivery and Forward Commitment Transactions.

Each Fund may purchase securities on a when-issued or delayed delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will earmark or maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment Manager and the Subadvisor deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when issued or firm commitment basis, except that this limitation does not apply to Fremont Bond Fund or Fremont Global Fund.

32)	Zero Coupon Securities.

“Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Funds may not:

(1)         Issue senior securities.

(2)         Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3)         Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)         Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)         Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(6)         Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7)         With the exception of the Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)         With the exception of the Managers Real Estate Securities Fund, invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to each Fund and may be changed by the Board without shareholder approval.

A Fund may not (except as noted):

(1)         Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;

(2)         (Except Fremont Global Fund and Fremont Bond Fund) Make short sales of securities or maintain a short position, except that a Fund may sell short “against the box.”

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to the Fund.

The portfolio turnover rates for each Fund for the fiscal years ending October 31, 2006 and October 31, 2007 are as follows:

Managers Fremont Global Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	60%
October 31, 2007	123%

Managers Small Cap Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	49%
October 31, 2007	49%

Managers Fremont Micro-Cap Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	82%
October 31, 2007	76%

Managers Fremont Institutional Micro-Cap Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	78%
October 31, 2007	129%

Managers Real Estate Securities Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	69%
October 31, 2007	126%

Managers Fremont Bond Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	244%
October 31, 2007	249%

Managers California Intermediate Tax-Free Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	22%
October 31, 2007	35%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of the Funds. The Funds will disclose their portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on the Funds’ website. The Chief Compliance Officer of the Funds may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of shareholders of the Funds and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of shareholders of the Funds in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor(s); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the Funds’ independent trustees (Sullivan &

Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds disclose non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, and also provide current portfolio holdings information to Lipper and Morningstar on or after the 10th business day of every month, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Trustees.

Independent Trustees: The Trustees shown in the table below are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”).

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 2000	Professor of Finance, Boston University School of Management (1972-Present)	32	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
William E. Chapman, II DOB: 9/23/41	Trustee since 2000; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
Edward J. Kaier DOB: 9/23/45	Trustee since 2000	Attorney at Law and Partner,Teeters Harvey Gilboy & Kaier, LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	32	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP
Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).	32	None

*	The Fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees: The Trustees shown in the table below are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUNDS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER

William J. Nutt DOB: 3/30/45	Trustee since 2005; President since 2007	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)	32	None

*	The Fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

	POSITION(S) HELD WITH FUNDS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Mangers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)
Donald S. Rumery DOB: 5/29/58	Chief Financial Officer since 2007 Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004); and Secretary, The Managers Funds (1997-2004)
Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group, LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1] Beneficially Owned as of December 31, 2007
Independent Trustees: Jack W. Aber William E. Chapman II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	[__] [__] [__] [__] [__] [__]	[__] [__] [__] [__] [__] [__]

Interested Trustees: William J. Nutt	[__]	[__]

[1]	The Family of Investment Companies consists of Managers Trust I, Managers AMG Funds, The Managers Funds and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes, (b) receives and reviews communications from the independent registered public accounting firm relating to its review of Fund financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met four times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended October 31, 2007, the Trustees were compensated as follows:

Name of Trustee	Aggregate Compensation From the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)

Independent Trustees:

Jack W. Aber	$16,448	$78,500

William E. Chapman, II(c)	$19,067	$91,000

Edward J. Kaier(d)	$17,181	$82,000

Steven J. Paggioli	$16,448	$78,500

Eric Rakowski	$16,448	$78,500

Thomas R. Schneeweis	$15,610	$74,500

Interested Trustees:

William J. Nutt	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2007. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ending October 31, 2007 for services as a Trustee of the Fund Complex, which, as of October 31, 2007, consisted of 31 funds in the Trust, Managers AMG Funds, The Managers Funds and Managers Trust II.
(c)	Mr. Chapman receives an additional $15,000 annually for being the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier receives an additional $5,000 annually for serving as Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of February 1, 2008 no entity or person “controlled” (within the meaning of the 1940 Act) the Funds.

Principal Holders

As of February 1, 2008, the percentage ownership of each person owning beneficially and/or of record more than 5% of the outstanding shares of each Fund is listed below.

Name and Address	Percent Owned
Managers Fremont Global Fund
State Street Bank & Trust Co.	5.3%
Quincy, Massachusetts 02171-2105

Managers Fremont Micro-Cap Fund
Charles Schwab & Co. Inc.	35.7%
Orlando, Florida 32810-5935

National Financial Services	14.0%
New York, New York 10281-1003

Ameritrade Inc.	5.6%
Omaha, Nebraska 68103-2226

Managers Fremont Institutional Micro-Cap Fund
National Financial Services Corp.	11.4%
New York, New York 10281-1003

Charles Schwab & Co. Inc.	11.0%
Orlando, Florida 32810-5935

Mercer Trust Company Trustee	8.1%
Norwood, Massachusetts 02062

SEI Trust Company	8.0%
Oaks, Pennsylvania 19456

Timothy J. Knudsen Trust	5.3%
Ukiah, California 95482-5036

Managers Real Estate Securities Fund

National Financial Services Corp.	22.3%
New York, New York 10281-1003

Charles Schwab & Co. Inc.	14.7%
Orlando, Florida 32810-5935

State Street Bank & Trust Co.	13.5%
Quincy, Massachusetts 02171-2105

Managers Fremont Bond Fund
JP Morgan Trust - Ernst & Young Defined Benefit	16.7%
Brooklyn, New York 11245

Charles Schwab & Co. Inc.	15.8%
Orlando, Florida 32810-5935

National Financial Services	15.4%
New York, New York 10281-1003

JP Morgan Trust - Ernst & Young Partnership Retirement	8.2%
Brooklyn, New York 11245

Managers California Intermediate Tax-Free Fund
Charles Schwab & Co. Inc.	28.0%
Orlando, Florida 32810-5935

Willis S. & Marion B. Slusser Trustees	20.5%
San Rafael, California 94903

National Financial Services LLC	14.5%
New York, New York 10281-1003

The Trust did not know of any person who, as of February 1, 2008, beneficially owned 5% or more of the outstanding shares of the Managers Fremont Global Fund, the Managers Fremont Micro-Cap Fund, the Managers Real Estate Securities Fund, or the Managers Fremont Bond Fund. The Trust did not know of any person in addition to the Timothy J. Knudsen Trust who, as of February 1, 2008, beneficially owned 5% or more of the outstanding shares of the Managers Fremont Institutional Micro-Cap Fund. The Trust did not know of any person in addition to the Willis S. & Marion B. Slusser Trustees who, as of February 1, 2008, beneficially owned 5% or more of the outstanding shares of the Managers California Intermediate Tax-Free Fund.

Management Ownership

As of February 1, 2008, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each of the Funds.

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC (the “Investment Manager”) serves as investment manager to the Funds. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is an independently managed subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor to the Fund. MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Subadvisors

The assets of the Funds are managed by the Subadvisors. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the Funds, to hire new unaffiliated Subadvisors for the Funds without prior shareholder approval, but subject to shareholder notification within 90 days of any such changes.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds under the Fund Management Agreement (the “Management Agreement”). The Management Agreement permits the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisors (the “Subadvisory Agreements”).

The Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each Fund;

•	providing overall investment programs and strategies for each Fund;

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

The Funds pay all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Funds’ Custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the respective Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Funds a position in any investment which any of a Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisors. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. Each

Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new unaffiliated Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

Compensation of the Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement. Under that agreement, the Investment Manager supervises the overall administration of and certain shareholder services for each Fund. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For providing these services, the Investment Manager receives a fee from each Fund of 0.25% per annum of its average daily net assets for all Funds.

As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

Advisory Fees Paid by the Funds. Fees paid by the Funds for advisory services for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007 are as follows (for the fiscal year ended October 31, 2005, a portion of the fees shown are fees paid pursuant to a management agreement (which was terminated on or about January 14, 2005 in connection with each Fund’s participation in a reorganization pursuant to which certain series of Fremont Mutual Funds, Inc. were each reorganized into a corresponding Fund) between the predecessor to each of the Funds and Fremont Investment Advisors, Inc. for advisory and administrative services (net of applicable waivers)):

Managers Fremont Global Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$1,304,143
October 31, 2006	$1,104,917
October 31, 2007	$1,025,734

Managers Small Cap Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$632,489
October 31, 2006	$817,920
October 31, 2007	$916,308

Managers Fremont Micro-Cap Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$5,284,466
October 31, 2006	$3,822,060
October 31, 2007	$2,840,375

Managers Fremont Institutional Micro-Cap Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$3,469,692
October 31, 2006	$2,828,336
October 31, 2007	$1,755,732

Managers Real Estate Securities Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$232,790
October 31, 2006	$216,515
October 31, 2007	$246,742

Managers Fremont Bond Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$3,616,642
October 31, 2006	$4,191,938
October 31, 2007	$4,642,137

Managers California Intermediate Tax-Free Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$182,754
October 31, 2006	$189,604
October 31, 2007	$159,763

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager to the Subadvisor(s) for subadvisory services for the period from January 15, 2005 to October 31, 2005 (the period subsequent to each Fund’s participation in a reorganization pursuant to which certain series of Fremont Mutual Funds, Inc. were each reorganized into a corresponding Fund), and for the fiscal years ended October 31, 2006 and October 31, 2007 are as follows:

Managers Fremont Global Fund

Fiscal Year Ending	Fees Paid by the Investment Manager
October 31, 2005	$578,492
October 31, 2006	$655,667
October 31, 2007	$595,688

Managers Small Cap Fund
Fiscal Year Ending	Fees Paid by the Investment Manager
October 31, 2005	$414,654
October 31, 2006	$647,544
October 31, 2007	$716,415

Managers Fremont Micro-Cap Fund
Fiscal Year Ending	Fees Paid by the Investment Manager
October 31, 2005	$2,660,710
October 31, 2006	$2,866,545
October 31, 2007	$2,130,282

Managers Fremont Institutional Micro-Cap Fund
Fiscal Year Ending	Fees Paid by the Investment Manager
October 31, 2005	$2,005,757
October 31, 2006	$2,121,252
October 31, 2007	$1,316,799

Managers Real Estate Securities Fund
Fiscal Year Ending	Fees Paid by the Investment Manager
October 31, 2005	$127,197
October 31, 2006	$152,834
October 31, 2007	$174,171

Managers Fremont Bond Fund
Fiscal Year Ending	Fees Paid by the Investment Manager
October 31, 2005	$1,814,439
October 31, 2006	$2,619,961
October 31, 2007	$2,901,336

Managers California Intermediate Tax-Free Fund
Fiscal Year Ending	Fees Paid by the Investment Manager
October 31, 2005	$86,929
October 31, 2006	$114,039
October 31, 2007	$97,205

Fee Waivers and Expense Limitations. From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this SAI on Fund expenses is reflected below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Funds’ Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year. Fees waived/expenses reimbursed by Fremont Investment Advisors, Inc. (the investment manager to each Fund’s predecessor fund) for a portion of the fiscal year ended October 31, 2005, and the Investment Manager for the for a portion of the fiscal year ended October 31, 2005 and for the fiscal years ended October 31, 2006 and October 31, 2007 are as follows:

Managers Fremont Global Fund

Fiscal Year Ending	Fees Waived/Expenses Reimbursed
October 31, 2005	$0
October 31, 2006	$0
October 31, 2007	$321,042

Managers Small Cap Fund
Fiscal Year Ending	Fees Waived/Expenses Reimbursed
October 31, 2005	$37,194
October 31, 2006	$0
October 31, 2007	$0

Managers Fremont Micro-Cap Fund
Fiscal Year Ending	Fees Waived/Expenses Reimbursed
October 31, 2005	$0
October 31, 2006	$0
October 31, 2007	$0

Managers Fremont Institutional Micro-Cap Fund
Fiscal Year Ending	Fees Waived/Expenses Reimbursed
October 31, 2005	$135,585
October 31, 2006	$43,728
October 31, 2007	$62,393

Managers Real Estate Securities Fund
Fiscal Year Ending	Fees Waived/Expenses Reimbursed
October 31, 2005	$29,248
October 31, 2006	$0
October 31, 2007	$0

Managers Fremont Bond Fund
Fiscal Year Ending	Fees Waived/Expenses Reimbursed
October 31, 2005	$1,090,529
October 31, 2006	$1,746,034
October 31, 2007	$1,909,725

Managers California Intermediate Tax-Free Fund
Fiscal Year Ending	Fees Waived/Expenses Reimbursed
October 31, 2005	$127,000
October 31, 2006	$134,543
October 31, 2007	$109,438

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administrative Services; Distribution Arrangements” below.

Portfolio Managers of the Funds

Unless indicated otherwise, all information below is as of October 31, 2007.

MANAGERS FREMONT GLOBAL FUND

Subadvisor: Armstrong Shaw Associates Inc. (“Armstrong Shaw”)

Other Accounts Managed by the Portfolio Manager(s)

Jeffrey Shaw is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Armstrong Shaw.

Portfolio Manager: Jeffrey M. Shaw
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$2,208	1	$2,056
Other Pooled Investment Vehicles	2	$265	0	0
Other Accounts	112	$4,095	1	$5.3

1 Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

It is possible that from time to time potential conflicts of interest may arise between the portfolio manager’s management of the investments in Managers Fremont Global Fund, on the one hand, and the management of other accounts, on the other. Armstrong Shaw Associates Inc. does not believe any of these potential conflicts of interest pose significant risk to the Managers Fremont Global Fund. Armstrong Shaw believes that its compliance policies and procedures are 52 appropriate to detect, prevent and eliminate many conflicts of interest between Armstrong Shaw, its access persons (all employees and directors) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Armstrong Shaw has not identified in the summary below.

A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of Managers Fremont Global Fund. Because of the portfolio manager’s positions with Managers Fremont Global Fund, the portfolio manager knows the size, timing and possible market impact of the Managers Fremont Global Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts he manages and to the possible detriment of Managers Fremont Global Fund. Armstrong Shaw has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

The portfolio manager may serve as advisor to certain accounts which have advisory fees based partially or entirely on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that they believe might be the most profitable to accounts with incentive fees. Armstrong Shaw believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time.

Potential conflicts of interest may arise when allocating and/or aggregating trades. Armstrong Shaw often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Armstrong Shaw has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

Portfolio Manager Compensation

Compensation at Armstrong Shaw is comprised primarily of two components: salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e. profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

Mr. Shaw’s compensation is not dependant on the performance of the Managers Fremont Global Fund on an absolute basis or relative to our style-specific benchmark, the Russell 1000® Value Index. Mr. Shaw is not compensated based on the growth of the Fund’s, or any other client’s, assets except to the extent that such growth contributes to the firm’s overall asset growth which in turn contributes to the firm’s overall profitability. Mr. Shaw does not receive a percentage of the revenue earned on any client portfolios. Mr. Shaw’s compensation is not increased or decreased specifically as the result of any performance fee that may be earned by Armstrong Shaw.

Portfolio Manager Ownership of Fund Shares

Mr. Shaw: None

Subadvisor: AllianceBernstein L.P. (“AllianceBernstein”)

Other Accounts Managed by the Portfolio Manager(s)

Sharon Fay, Kevin Simms, Henry D’Auria, and Giulio Martini are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by AllianceBernstein. AllianceBernstein is a unit of Alliance Capital Management L.P.

Portfolio Manager: Sharon E. Fay
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	114	$97,655	3	$13,156
Other Pooled Investment Vehicles	132	$47,615	2	$1,658
Other Accounts	43,954	$235,219	94	$32,749

Portfolio Manager: Kevin F. Simms
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	114	$97,655	3	$13,156
Other Pooled Investment Vehicles	144	$54,318	3	$3,011
Other Accounts	43,954	$235,219	94	$32,749

Portfolio Manager: Henry D’Auria
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	67	$59,056	2	$5,983
Other Pooled Investment Vehicles	104	$41,183	2	$1,657
Other Accounts	661	$175,438	82	$29,404

Portfolio Manager: Giulio Martini
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	54	$54,492	2	$5,983
Other Pooled Investment Vehicles	106	$46,932	3	$2,997
Other Accounts	531	$139,383	53	$19,529

Potential Material Conflicts of Interest

Potential Material Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

Portfolio Manager Ownership of Fund Shares

Ms. Fay: None

Mr. Simms: None

Mr. D’Auria: None

Mr. Martini: None

Subadvisor: First Quadrant, L.P. (“First Quadrant”)

Other Accounts Managed by the Portfolio Manager(s)

Christopher Luck is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by First Quadrant. AMG indirectly owns a majority interest in First Quadrant.

Portfolio Manager: Christopher G. Luck
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$399	0	$0
Other Pooled Investment Vehicles	1	$277	0	$0
Other Accounts	52	$8,720	5	$2,320

1 Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio manager oversees the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. The portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.

As a fiduciary, First Quadrant has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. Supervised Persons subject to First Quadrant’s Code of Ethics must try to avoid situations that have even the appearance of conflict or impropriety.

Competing with Client Trades. First Quadrant prohibits Supervised Persons from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities.

Referrals/Brokerage. Supervised Persons must act in the best interests of First Quadrant’s clients regarding execution and other costs paid by clients for brokerage services. Supervised Persons are reminded to strictly adhere to First Quadrant’s policies and procedures regarding brokerage services (including allocation, best execution, and directed brokerage).

Portfolio Manager Compensation

Compensation consists of both a base salary and a bonus, both of which vary depending upon each individual employee’s qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to tie bonus payouts to performance to insure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Portfolio Manager Ownership of Fund Shares

Mr. Luck: None

Subadvisor: Northstar Capital Management Inc. (“Northstar”)

Other Accounts Managed by the Portfolio Manager(s)

H. Kent Mergler, Stephen K. Mergler, Peter V. Van Beuren, and Jason J. McPharlin are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund Managed by Northstar.

Portfolio Manager: H. Kent Mergler
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$58	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	186	$473	0	$0

Portfolio Manager: Stephen K. Mergler
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$58	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	186	$473	0	$0

Portfolio Manager: Peter V. Van Beuren
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$58	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	186	$473	0	$0

Portfolio Manager: Jason J. McPharlin
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$58	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	186	$473	0	$0
[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Northstar or its employees, Northstar has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur. Northstar reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Portfolio Manager Compensation

All of the portfolio managers referred to above are equity owners in the firm and share in the firm’s profits. Portfolio Managers are compensated with competitive salaries and profit participation. In addition, bonuses are awarded based on merit by the Board of Directors; however, the majority of the portfolio manager’s compensation is fixed. Employees are also provided annual profit sharing plan contributions – which are also fixed as 10% of the manager’s base salary. Compensation is not based on Fund performance and the only impact the Fund’s asset values have on the portfolio manager’s compensation is the impact the asset values would have on the firm’s profits and the manager’s share in those profits.

Portfolio Manager Ownership of Fund Shares

H. Kent Mergler: None

Stephen K. Mergler: None

Peter V. Van Beuren: None

Jason J. McPharlin: None

Subadvisor: Wellington Management Company, LLP (“Wellington Management”)

Other Accounts Managed by the Portfolio Manager(s)

Jean-Marc Berteaux, Matthew D. Hudson, and Andrew S. Offit are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington Management.

Portfolio Manager: Jean-Marc Berteaux
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	14	$6,519.8	0	$0
Other Pooled Investment Vehicles	17	$6,041.1	0	$0
Other Accounts	24	$5,780.6	1	$194.5

Portfolio Manager: Matthew D. Hudson
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	14	$6,519.8	0	$0
Other Pooled Investment Vehicles	16	$6,038.8	0	$0
Other Accounts	24	$5,780.6	1	$194.5

Portfolio Manager: Andrew S. Offit
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	14	$6,519.8	0	$0
Other Pooled Investment Vehicles	17	$6,041.1	0	$0
Other Accounts	24	$5,780.6	1	$194.5

Potential Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund

(“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Portfolio Manager Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and The Managers Funds LLC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salaries for Messrs. Berteaux and Offit, as partners of the firm, are determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Hudson is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the MSCI EAFE Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Berteaux and Offit are partners of the firm.

Portfolio Manager Ownership of Fund Shares

Mr. Berteaux: None

Mr. Hudson: None

Mr. Offit: None

MANAGERS SMALL CAP FUND

Subadvisor: TimesSquare Capital Management, LLC (“TimesSquare”)

Other Accounts Managed by the Portfolio Manager(s)

Grant R. Babyak and Kenneth C. Duca are the portfolio managers primarily responsible for the day-to-day management of the Fund. AMG indirectly owns a majority interest in TimesSquare.

Portfolio Manager: Grant R. Babyak
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	6	$1,924.5	0	$0
Other Pooled Investment Vehicles	2	$1,277.8	1	$2.8
Other Accounts	141	$8,281.7	5	$569

Portfolio Manager: Kenneth C. Duca, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,322	0	$0
Other Pooled Investment Vehicles	1	$706.1	0	$0
Other Accounts	40	$1,766.6	1	$115.6

1Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for various institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of TimesSquare or its employees, TimesSquare has implemented a Code of Ethics and a Compliance Manual which define a series of policies including, but not limited to, personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur. TimesSquare reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

The following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics - Personal Trading Conflicts

To help TimesSquare avoid conflicts of interest, its compliance department prohibits individual stock transactions in issues less than $15 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $15 billion limitation is extremely effective in avoiding conflicts since TimesSquare only manages investment portfolios with small to small -cap market mandates and thus rarely if ever purchases securities with a market cap above $15 billion for clients. TimesSquare’s Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts

Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly-traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts’ requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Conflict Management

In the event that a conflict arises, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients.

TimesSquare’s entire small -cap growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Portfolio Manager Compensation

TimesSquare’s compensation program rewards top performing Portfolio Managers and investment Analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to our client’s investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for Portfolio Managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative (Russell 2000® Growth Index and Russell Midcap® Growth Index) measures over multiple time horizons. Performance is calculated by comparing pre-tax total returns. Generally, individual performance is compared with benchmarks over one and three year horizons.

Equity Ownership

Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in our business, portfolio managers should benefit from client retention and business growth. Currently, substantially all our investment professionals retain ownership.

Portfolio Manager Ownership of Fund Shares

Mr. Babyak: $10,001 to $50,000

Mr. Duca: None

MANAGERS FREMONT MICRO-CAP FUND AND MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

Subadvisor: Next Century Growth Investors LLC (“Next Century”)

Other Accounts Managed by the Portfolio Manager(s)

Thomas L. Press, David M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by Next Century. Thomas L. Press individually owns a controlling interest in Next Century.

Portfolio Manager: Thomas L. Press

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$300	None	$0
Other Accounts	50	$2,700	None	$0

Portfolio Manager: Donald M. Longlet

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$300	None	$0
Other Accounts	50	$2,700	None	$0

Portfolio Manager: Robert E. Scott

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$300	None	$0
Other Accounts	45	$2,691	None	$0

Portfolio Manager: Peter M. Capouch

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$300	None	$0
Other Accounts	45	$2,691	None	$0

Portfolio Manager: Kaj Doerring

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$300	None	$0
Other Accounts	50	$2,700	None	$0

Potential Conflicts of Interest

It is possible that from time to time potential conflicts of interest may arise between the Portfolio Managers’ management of the investments in the Funds, on the one hand, and the management of other accounts, on the other. Next Century does not believe any of these potential conflicts of interest pose significant risk to the Funds. Next Century believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Next Century, its access persons (all employees and directors) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Next Century Growth Investors has not identified in the summary below.

A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Funds. Because of the Portfolio Managers’ positions with the Funds, a Portfolio Manager knows the size, timing and possible market impact of the Funds’ trades. It is theoretically possible that the Portfolio Manager could use this information to the advantage of the other accounts he manages and to the possible detriment of the Funds. Next Century has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

Next Century believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time. Potential conflicts of interest may arise when allocating and/or aggregating trades. Next Century often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Next Century has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

Portfolio Manager Compensation

The Portfolio Managers’ compensation is linked directly to the long-term success of the firm. Next Century compensates portfolio managers for their management of the Funds and other accounts managed by the firm. Next Century has an incentive based compensation structure which includes both base salary and bonus. Bonus is based on subjective factors, such as leadership, ideas, overall contributions to the investment team and performance. Next Century also offers a competitive benefit package including health care and a retirement plan

Mr. Press, Mr. Longlet and Mr. Scott are also compensated with annual partnership distributions, which are dependent on the profitability of Next Century. Firm revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Funds.

Portfolio Manager Ownership Funds Shares

Mr. Press: None

Mr. Longlet: None

Mr. Scott: None

Mr. Capouch: None

Mr. Doerring: None

Subadvisor: Lord, Abbett & Co. LLC (“Lord Abbett”)

Other Accounts Managed by the Portfolio Manager(s)

F. Thomas O’Halloran and Anthony Hipple are the portfolio managers responsible for the day-to-day management of the portion of each Fund Managed by Lord Abbett.

Portfolio Manager: F. Thomas O’Halloran, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$1,226.5	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	6	$114.2	None	$0

Portfolio Manager: Anthony Hipple, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	None	$0	None	$0

Potential Conflicts of Interest

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the other accounts included in the tables above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. A Portfolio Manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the other accounts referenced in the tables above.

Portfolio Manager Compensation

Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis vs. appropriate style benchmarks and peer group rankings, including the Russell Microcap® Growth Index. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Manager Ownership Funds Shares

Mr. O’Halloran: None

Mr. Hipple: None

Subadvisor: WEDGE Capital Management L.L.P. (“WEDGE Capital”)

Other Accounts Managed by the Portfolio Manager(s)

Peter F. Bridge, Michael James, Michael Gardner, and Monika LaRiche are the portfolio managers jointly and primarily responsible for the portion of each Fund Managed by WEDGE Capital.

Portfolio Manager: Peter F. Bridge
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$306.1	None	$0
Other Pooled Investment Vehicles	1	$3.8	None	$0
Other Accounts	292	$5,607.5	None	$0

Portfolio Manager: R. Michael James
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$306.1	None	$0
Other Pooled Investment Vehicles	1	$3.8	None	$0
Other Accounts	292	$5,607.5	None	$0

Portfolio Manager: Michael Gardner
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$306.1	None	$0
Other Pooled Investment Vehicles	1	$3.8	None	$0
Other Accounts	292	$5,607.5	None	$0

Portfolio Manager: Monika LaRiche, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$306.1	None	$0
Other Pooled Investment Vehicles	1	$3.8	None	$0
Other Accounts	292	$5,607.5	None	$0

Potential Conflicts of Interest

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE Capital will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE Capital is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE Capital must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm’s conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE Capital must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE Capital or its employees, WEDGE Capital has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE Capital reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Portfolio Manager Compensation

WEDGE Capital has structured incentive compensation plans to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager. General Partners, including Peter F. Bridge, R. Michael James, and Michael Gardner, are compensated via a percentage of the firm’s net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Monika LaRiche, receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record.

Portfolio Manager Ownership of Fund Shares

Mr. Bridge: None

Mr. James: None

Mr. Gardner: None

Ms. LaRiche: None

Subadvisor: OFI Institutional Asset Management, Inc. (“OFII”)

Other Accounts Managed by the Portfolio Manager(s)

Daniel Goldfarb, Steven Dray, and Christopher Crooks are the portfolio managers responsible for the day-to-day management of the portion of each Fund managed by OFII. OFII is a wholly-owned subsidiary of OppenheimerFunds, Inc., a majority owned indirect subsidiary of Massachusetts Mutual Life Insurance Company.

Portfolio Manager: Daniel Goldfarb
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$21.0	None	$0
Other Pooled Investment Vehicles	4	$72.8	None	$0
Other Accounts	21	$486.6	None	$0

Portfolio Manager: Steven Dray
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$21.0	None	$0
Other Pooled Investment Vehicles	4	$72.8	None	$0
Other Accounts	21	$486.6	None	$0

Portfolio Manager: Christopher Crooks
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$21.0	None	$0
Other Pooled Investment Vehicles	4	$72.8	None	$0
Other Accounts	21	$486.6	None	$0

Potential Conflicts of Interest

The Portfolio Managers manage, and in the future may manage, other funds and accounts. Potentially, at times, those responsibilities may conflict with the interests of the Funds. Conflicts may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Funds’ investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between a Fund and another fund or account having the same or similar investment objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of the securities held by the Fund. Not all funds and accounts advised by OFII have the same management fee or fee structure. If the management fee or fee structure of another fund or account is more advantageous to OFII than the fee or fee structure of the Funds, OFII could have an incentive to favor the other fund or account. OFII’s compliance procedures and Code of Ethics, however, recognize OFII’s fiduciary obligation to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Portfolio Manager Compensation

Each Fund’s Portfolio Managers are employed and compensated by OFII, not the Fund. Under OFII’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds or accounts they manage, rather than on the financial success of OFII. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. OFII’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. Each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OFII’s holding company parent. Senior portfolio managers may also be eligible to participate in OFII’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of OFII and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against the Russell 2000® Index. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between each Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts currently managed by the Portfolio Managers is the same as the compensation structure of each Fund, described above.

Portfolio Manager Ownership of Fund Shares

Mr. Goldfarb: None

Mr. Dray: None

Mr. Crooks: None

MANAGERS REAL ESTATE SECURITIES FUND

Subadvisor: Urdang Securities Management LLC (“Urdang”)

Other Accounts Managed by the Portfolio Manager(s)

Todd Briddell, Dean Frankel, and Eric Rothman are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Urdang is a wholly-owned subsidiary of The Bank of New York, the Trust’s custodian.

Portfolio Manager: Todd Briddell, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$302.3	1	$120.9
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	44	$1,932.2	4	$410.1

Portfolio Manager: Dean Frankel, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$302.3	1	$120.9
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	44	$1,932.2	4	$410.1

Portfolio Manager: Eric Rothman, CFA (as of December 31, 2007)
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$253.8	1	$96.8
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	44	$1,400	4	$247.2

1Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Urdang or its employees, Urdang has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur. Urdang reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Portfolio Manager Compensation

Urdang has a long history of creating compensation structures that facilitate strong alignment of interest between our clients, our senior investment staff and our Company.

The basic building blocks of our compensation models including the following:

1.	Competitive base salaries
2.	Competitive discretionary bonuses
3.	Performance bonuses based on a fixed percentage of annual revenues earned by Urdang
4.	General partnership ownership in the firm’s private equity funds
5.	Phantom stock ownership interests based on department/product revenues
6.	Phantom equity ownership distributed at time of sale to BNY Mellon

The compensation tools described above are used in an incremental manner with senior and more tenured employees being offered greater access to the above described compensation tools.

Portfolio Manager Ownership of Fund Shares

Mr. Briddell: None

Mr. Frankel: None

Mr. Rothman: None

MANAGERS FREMONT BOND FUND

Subadvisor: Pacific Investment Management Company LLC (“PIMCO”)

Other Accounts Managed by the Portfolio Manager(s)

William H. Gross is the portfolio manager primarily responsible for the day-to-day management of the Fund.

Portfolio Manager: William H. Gross
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	36	$150,583.5	0	$0
Other Pooled Investment Vehicles	19	$8,188.6	3	$874.3
Other Accounts	63	$42,574.5	21	$19,724.7

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups. The benchmark for the Managers Fremont Bond Fund is the Lehman Brothers Aggregate Bond Index;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Portfolio Manager Ownership of Fund Shares

Mr. Gross: None

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Subadvisor: Evergreen Investment Management Company, LLC (“EIMC”)

Other Accounts Managed by the Portfolio Manager(s)

Matthew M. Kiselak is the portfolio manager primarily responsible for the day-to-day management of the Fund. EIMC is a subsidiary of Wachovia Corporation.

Portfolio Manager: Matthew M. Kiselak (as of December 31, 2007)
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	13	$14,628.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Material Conflicts of Interest

Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for the purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

EIMC does not receive a performance fee for its management of the Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a subadvisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

The Evergreen Funds may engage in cross trades, in which one Evergreen Fund sells a particular security to another Evergreen Fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Portfolio Manager Compensation

For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Mr. Kiselak, the portfolio manager of the Managers California Intermediate Tax-Free Fund, does not have a predetermined bonus arrangement. The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.

In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

The benchmarks for Mr. Kiselak include: the Lipper California Tax-Exempt Money Market Funds, Lipper Institutional Tax-Exempt Money Market Funds, Lipper New Jersey Tax-Exempt Money Market Funds, Lipper New York Tax-Exempt Money Market Funds, Lipper Other States Tax-Exempt Money Market Funds, Lipper Pennsylvania Tax-Exempt Money Market Funds, Lipper Alabama Municipal Debt Funds, Lipper California Intermediate Municipal Debt Funds, Lipper Connecticut Municipal Debt Funds, Lipper General Municipal Debt Funds, Lipper Georgia Municipal Debt Funds, Lipper Intermediate Municipal Debt Funds, Lipper Maryland Municipal Debt Funds, Lipper New Jersey Municipal Debt Funds, Lipper New York Intermediate Municipal Debt Funds, Lipper Short- Intermediate Municipal Debt Funds, Lipper South Carolina Municipal Debt Funds, and the Lipper Virginia Municipal Debt Funds.

Portfolio Manager Ownership of Fund Shares (as of December 31, 2007)

Mr. Kiselak: None

Proxy Voting Policy

Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. A listing of the Subadvisors’

proxy voting policies and procedures is set forth in Appendix B to this SAI. Managers California Intermediate Tax-Free Fund does not intend to invest in voting securities, except that the Fund may hold shares of a Cash Sweep Fund. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisors have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of the Funds and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. For these services, the Funds are required to pay the Fund Administrator 0.25% of their average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator.

Fees paid by the Funds for administrative services for the period from January 15, 2005 to October 31, 2005 (the period subsequent to each Fund’s participation in a reorganization pursuant to which certain series of Fremont Mutual Funds, Inc. were each reorganized into a corresponding Fund), and for the fiscal years ended October 31, 2006 and October 31, 2007 are as follows:

Managers Fremont Global Fund
Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$492,745
October 31, 2006	$460,382
October 31, 2007	$427,389

Managers Small Cap Fund
Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$145,597
October 31, 2006	$204,480
October 31, 2007	$229,077

Managers Fremont Micro-Cap Fund
Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$886,904
October 31, 2006	$955,515
October 31, 2007	$710,094

Managers Fremont Institutional Micro-Cap Fund
Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$788,903
October 31, 2006	$707,084
October 31, 2007	$438,933

Managers Real Estate Securities Fund
Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$62,280
October 31, 2006	$63,681
October 31, 2007	$72,571

Managers Fremont Bond Fund
Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$1,666,598
October 31, 2006	$2,619,961
October 31, 2007	$2,901,336

Managers California Intermediate Tax-Free Fund
Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$111,417
October 31, 2006	$126,924
October 31, 2007	$105,881

Under a Distribution Agreement between the Trust and MDI, MDI serves as distributor in connection with the offering of Fund shares on a no-load basis. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Funds will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI or services agreements with the Investment Manager. MDI bears certain expenses associated with the distribution and sale of shares of the Funds. MDI acts as agent in arranging for the sale of each Fund’s shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares. The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Custodian

The Bank of New York, a subsidiary of the Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC Inc., PO Box 9769, Providence, Rhode Island 02940-9767 (“PFPC” or the “Transfer Agent”), is the transfer agent for the Funds and also serves as the dividend disbursing agent for the Funds. PFPC Brokerage Services, P.O. Box 9847, Providence, R.I 02940, is the sub-transfer agent for the ManagersChoice® asset allocation accounts.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Funds may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisors are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services. The Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

For the period from January 15, 2005 to October 15, 2005 (the period subsequent to each Fund’s reorganization pursuant to which certain series of Fremont Mutual Funds, Inc. were each reorganized into a corresponding Fund) and for the fiscal years ended October 31, 2006 and October 31, 2007, the Funds paid the following brokerage fees:

Managers Fremont Global Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$308,648
October 31, 2006	$294,439
October 31, 2007	$300,536

Managers Small Cap Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$178,635
October 31, 2006	$156,247
October 31, 2007	$185,824

Managers Fremont Micro-Cap Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$2,577,387
October 31, 2006	$2,573,655
October 31, 2007	$1,920,641

Managers Fremont Institutional Micro-Cap Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$2,059,929
October 31, 2006	$1,865,300
October 31, 2007	$1,445,466

Managers Real Estate Securities Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$50,807
October 31, 2006	$45,377
October 31, 2007	$70,651

Managers Fremont Bond Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$110,481
October 31, 2006	$122,355
October 31, 2007	$180,090

Managers California Intermediate Tax-Free Fund
Fiscal Year Ending	Fees Paid by the Fund
October 31, 2005	$0
October 31, 2006	$0
October 31, 2007	$0

Brokerage Recapture Arrangements

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best execution, each Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisors.

Fund Ownership of Broker-Dealer Securities

During the fiscal year ended October 31, 2007, the Managers Small Cap Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of October 31, 2007, the Fund held $868,725 worth of securities of Jeffries Group, Inc.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax exempt employee welfare, pension and profit sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York Time, at the address listed in the current Prospectus on any business day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 -calendar day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, The Managers Funds or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any business day will receive the net asset value determined at the close of regular business of the New York Stock Exchange (“NYSE”) on that day. Redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem shareholder accounts (after 60 days notice and the opportunity to reestablish the account balance) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Prospectus, an investor may exchange shares of a Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of a Fund is equal to the value of the Fund’s assets minus liabilities divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

If you make your purchase by wire, and the funds are received by the Fund’s transfer agent by 3:00 P.M. New York Time, you will begin accruing dividends on the trade date of your purchase. Wires received by the Fund’s transfer agent after 3:00 P.M. New York Time will begin accruing dividends on the calendar day following your purchase. If your order to redeem shares of the Fund is received by the Fund’s transfer agent before 3:00 P.M. New York Time, you will not earn dividends on the trade date of your redemption. If your redemption order is received by the Fund’s transfer agent after 3:00 P.M. New York Time, your account will earn dividends through to and including the trade date of your redemption order.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of (x) any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders on a timely basis.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of certain of the Funds as regulated investment companies.

If a Fund were to fail to qualify for treatment as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the required distributions exceeded the Fund’s current or accumulated earnings and profits, shareholders would receive a return of capital to the extent of the basis of their shares of the Fund and any excess would be taxable as gain realized from the sale of such shares.

The Funds are subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a prescribed formula. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, its capital gain net income for the 12-month period ending on October 31, and any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that has been subject to corporate tax will be considered to have been distributed by year-end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Fund Investments

Original Issue Discount; Market Discount; Pay-in-Kind Bonds. For federal income tax purposes, some debt securities with a fixed maturity date of more than one year from the date of issue (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issue) that are purchased by a Fund may be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund invests in high yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from a Fund by its shareholders, to the extent attributable to such portion of accrued OID, would be taxable. Any such dividends received by a Fund’s corporate shareholders may be eligible for the deduction for dividends received.

Debt securities may also be purchased by a Fund on a secondary market at a discount. The extent to which this discount exceeds the OID, if any, minus any OID previously accrued on the securities, represents “market discount” for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, any gain realized on disposition of, and any partial payment of principal on, that security will be treated as interest income to the Fund to the extent such gain or payment does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or to carry any debt security having market discount, unless the Fund makes the election to include market discount currently.

Options, Futures and Foreign Currency Forward Contracts, Swaps and Other Derivatives. A Fund’s use of derivatives (if any) may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions.

Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; and (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 Contracts are treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Repurchase Agreements and Securities Loans. A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by a Fund in place of dividends earned on the security during the period that such security was not directly held by a Fund will not give rise to qualified dividend income or to distributions qualifying for the corporate dividends-received deduction; and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Foreign Currency Transactions and Hedging. Gains or losses attributable to fluctuations in exchange rates that occur between the time each Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Each Fund’s transactions in foreign currencies or foreign currency-denominated instruments and certain of a Fund’s hedging activities are likely to produce a difference between the Fund’s book income and the Fund’s taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. However, a Fund may alter this tax treatment by electing to treat the PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investment in Other Funds. If a Fund invests in shares of other mutual funds (including the Fremont Global Fund’s investment in the Global Bond Fund), ETFs or other companies that are taxed as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other investments) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a Fund at a loss and such Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash sale rules could defer losses in a Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as qualified dividend income (described below), then the Fund is permitted in turn to designate its distributions derived from those dividends as qualified dividend income as well, provided such Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on a Fund’s percentage ownership in an underlying fund both before and after a redemption, the Fund’s redemption of shares of the underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution rather than capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares redeemed. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of the interest. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Therefore, if a Fund invests 50% or more of its assets in one or more underlying funds, under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund.

REITs. Some of the Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Some of the REITs in which a Fund may invest may hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”) or may themselves constitute TMPs. Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.

In general, the portion of excess inclusion income that is allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) may constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. As a result, a Fund investing in REITs may not be a suitable investment for a charitable remainder trust (see “Tax-Exempt Shareholders” below).

Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Tax Implications of Certain Investments. As discussed above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Except as described above, the character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned or is considered to have owned for one year or less will be taxable to shareholders as ordinary income.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions by a Fund can result in a reduction in the fair market value of such Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as dividend income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Funds before a shareholder’s investment (and thus were included in the price the shareholder paid). Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is 95% or more of its “gross income”, then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from real estate investment trusts (“REITs”) and passive foreign investment companies (“PFICs”) will not qualify for the corporate dividends-received deduction. In general, dividends paid by Managers Fremont Global Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund and Managers California Intermediate Tax-Free Fund will not be eligible for the dividends received deduction.

It is expected that Managers California Intermediate Tax-Free Fund will pay “exempt-interest dividends” by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Fund’s net tax-exempt interest income will be exempt-interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund. It is expected that exempt-interest dividends paid by Managers California Intermediate Tax-Free Fund will not increase a shareholder’s liability for AMT. Distributions from Managers California Intermediate Tax-Free Fund generally will not be subject to California personal income tax (see “California Tax Considerations” below).

Notwithstanding the foregoing, investors in Managers California Intermediate Tax-Free Fund should be aware that they may be subject to federal and/or state income tax with respect to some distributions from the Fund. Distributions of a Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

If a shareholder of Managers California Intermediate Tax-Free Fund receives exempt-interest dividends with respect to a share of such Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to such share.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes in that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to shareholders, up to the amount of their tax basis in the Fund shares, with any amounts exceeding such basis treated as gain from the sale of those shares.

Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. In addition, losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

Other Taxation

Foreign Taxes. Dividend or interest income received from securities of a non-U.S. issuer may be subject to withholding and other taxes by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, the Fund may be entitled to elect to pass through to its shareholders the foreign income taxes paid by the Fund. If a Fund elected to pass through to its shareholders such foreign income taxes, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

If a Fund does not make the above election or if more than 50% of its assets at year end do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Foreign Shareholders. In general, dividends other than properly-designated Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that had not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or is a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund. Depending on the circumstances, a Fund could make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Legislation to extend this exemption was proposed but not enacted in 2007. It is unclear whether similar legislation will be enacted in 2008.

To qualify for this exemption from withholding, a foreign person must comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividend and certain other conditions are met, or (iii) the shares are USRPIs or the dividend is a Capital Gain Dividend that is derived from USRPI gain.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules may apply to distributions to foreign persons from any Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules may apply to the sale of shares in any Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) - defined very generally in turn as any interest in U.S. real property or any equity interest in a USRPHC - when the fair market value of a corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets combined. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. In addition, the special rules referred to above may apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically controlled REITs and (2) not-greater-than-5% interests in publicly traded classes of stock in REITs.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders (under current law, any direct USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain proposed legislation is enacted). In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the Fund did not exceed 5% at any time during the prior year), the USRPI distributions will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, prior to January 1, 2008, no withholding generally was required with respect to amounts paid in redemption of shares of a Fund that was a USRPHC and was also domestically controlled. As of the date of this filing, it is not clear that this exception will be extended by Congress.

Backup Withholding. Each Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Tax-Exempt Shareholders. Under current law, the Funds serve to block UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In that case, the UBTI portion of the shareholder’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the shareholder in that year multiplied by the ratio of the shareholder’s average acquisition debt balance to the average tax basis of its shares for the year.

Furthermore, a tax-exempt shareholder may realize UBTI if a Fund allocates to that shareholder any portion of the Fund’s “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs (See “REITs” above). Under IRS guidance issued in November 2006, if at any time during any taxable year a “disqualified organization” (a charitable remainder trust defined in section 664 of the Code (“CRT”) or one of certain other tax-exempt shareholders, including the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that allocates any “excess inclusion income” to its shareholders, the disqualified organization will not realize UBTI solely as a result of that allocation. Instead, the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

Despite this November 2006 guidance, special tax consequences may apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. The extent to which the November 2006 guidance remains applicable in light of the December 2006 legislation is unclear. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Funds as an investment through such plans.

Tax Shelter Reporting Regulations. If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

California Tax Considerations. It is the policy of the Managers California Intermediate Tax-Free Fund to meet all applicable requirements of the Code and the California Revenue and Taxation Code for shareholders to be relieved of the obligation to pay regular federal income taxes and California personal income tax on amounts distributed to them which are derived from tax-exempt interest income. That is, the Managers California Intermediate Tax-Free Fund intends to qualify as a regulated investment company under the Code and intends to have at least 50% of its total assets invested in tax-exempt bonds and U.S. government obligations the interest on which is excluded from income for California personal income tax purposes (“California Tax-Exempt Bonds”) at the end of each quarter.

California law provides that, to the extent distributions by the Fund are derived from interest on California Tax-Exempt Bonds and are timely designated as such, such distributions shall be exempt from California personal income taxes. For California personal income tax purposes, distributions derived from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.

California has an alternative minimum tax (“California AMT”). However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Under the Code, any portion of interest on indebtedness incurred or continued to purchase or carry shares of the Managers California Intermediate Tax-Free Fund which is deemed to be related to tax-exempt dividends will not be deductible. For California personal income tax purposes none of such interest will be deductible. Depending on the circumstances the Internal Revenue Service or California Franchise Tax Board may consider shares to have been purchased or carried with borrowed funds even though the shares are not directly traceable to the borrowed funds. Shareholders who are, within the meaning of Section 147 of the Code, “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisors as to whether the Managers California Intermediate Tax-Free Fund is a desirable investment.

All distributions to corporate shareholders, regardless of source, will be subject to California corporate franchise tax.

The foregoing is a general summary of the California tax consequences of investing in the Managers California Intermediate Tax-Free Fund. Investors should consult with their own tax advisors regarding special questions as to California and other state or local taxes.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

The Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

The Trustees have authorized the issuance and sale to the public of shares of ten series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in investment policies of such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. The Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended October 31, 2007 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, are incorporated by reference into this SAI from each Fund’s Annual Report for the fiscal year ended October 31, 2007 filed with the SEC. The Funds’ 2007 Annual and Semi-Annual Reports are available without charge by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE

STANDARD & POOR’S

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘BB’ is more vulnerable to nonpayment than obligations rated ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P

The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L

The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r

The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not Rated.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY’S INVESTORS SERVICE

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s Investors Service applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category

APPENDIX B

SUMMARY OF SUBADVISORS’ PROXY VOTING POLICIES

Managers Fremont Global Fund

Armstrong Shaw Associates Inc. (“Armstrong Shaw”)

A copy of Armstrong Shaw’s proxy voting guidelines is attached as Appendix C.

AllianceBernstein L.P. (“AllianceBernstein”)

A copy of AllianceBernstein’s proxy voting policies is attached as Appendix D.

First Quadrant, L.P. (“First Quadrant”)

A copy of First Quadrant’s proxy voting policies is attached as Appendix E.

Northstar Capital Management, Inc. (“Northstar”)

A copy of Northstar’s proxy voting policies is attached as Appendix F.

Wellington Capital Management LLC (“Wellington Management”)

A copy of Wellington Management’s proxy voting guidelines is attached as Appendix G.

Managers Fremont Bond Fund

Pacific Investment Management Company LLC (“PIMCO”)

A copy of PIMCO’s proxy voting policies is attached as Appendix H.

Managers Small Cap Fund

TimesSquare Capital Management, LLC (“TimesSquare”)

A copy of TimesSquare’s proxy voting policies is attached as Appendix I.

Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund

Next Century Growth Investors LLC (“Next Century”)

A copy of Next Century’s proxy voting policies is attached as Appendix J.

Lord, Abbett & Co. LLC (“Lord Abbett”)

A copy of Lord Abbett’s proxy voting policies is attached as Appendix K.

WEDGE Capital Management L.L.P. (“WEDGE Capital”)

A copy of WEDGE Capital’s proxy voting policies is attached as Appendix L.

B-1

OFI Institutional Asset Management, Inc. (“OFII”)

A copy of OFII’s proxy voting policies is attached as Appendix M.

Managers Real Estate Securities Fund

Urdang Securities Management, Inc. (“Urdang”)

Urdang has contracted with Institutional Shareholder Services, a service offered by RiskMetrics Group (“ISS”), to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Appendix N.

B-2

APPENDIX C

Armstrong Shaw Associates Inc.

PROXY VOTING POLICY AND GUIDELINES

ARMSTRONG SHAW ASSOCIATES INC.

45 GROVE STREET • NEW CANAAN, CONNECTICUT 06840

PHONE: 203-972-9600 FAX: 203-972-9630

PROXY VOTING POLICY

As investment advisors serving as fiduciaries for employee benefit plans governed by the Employee Retirement Income Security Act of 1974 (ERISA) and for non ERISA accounts, Armstrong Shaw Associates is responsible for managing client equity portfolios. As part of that responsibility, Armstrong Shaw Associates has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.

Armstrong Shaw Associates proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of its clients. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the economic impact to the company and all other relevant facts and circumstances at the time of the vote as well as the contractual obligations under the advisory agreement or comparable document.

A copy of Armstrong Shaw’s proxy voting guidelines and procedures are available to clients upon request. Armstrong Shaw Associate’s policies and procedures may be updated from time to time. As required by Rule 204-2(c) of the Investment Advisors Act, Armstrong Shaw Associates Inc. will keep a record of all written client requests for proxy voting records as well as our written response to any (written or oral) client request for such records. Proxy voting records are retained by Armstrong Shaw Associates Inc. for a period of five years.

March 2007

ARMSTRONG SHAW ASSOCIATES INC.

45 GROVE STREET • NEW CANAAN, CONNECTICUT 06840

PHONE: 203-972-9600 FAX: 203-972-9630

PROXY VOTING GUIDELINES

Armstrong Shaw Associates Inc. has established a Proxy Voting Committee to oversee the proxy voting process. The Proxy Voting Committee is comprised of two members of the Investment Committee and one Proxy Administrator. Each proxy is reviewed and decisions are made based on proxy research, including, but not limited to research provided by ISS, consultation with members of the investment committee and the policies stated herein. It is the Proxy Voting Committee’s responsibility to ensure that all proxies are voted in a timely manner. Armstrong Shaw’s proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of its clients.

1. BOARD OF DIRECTORS

Generally vote with management on the following:

•	Election of directors when there is no opposing slate.

•	Proposals to limit liability of directors and provide indemnification.

•	Declassify the board

2. AUDITORS

Generally vote with management on proposals to ratify auditors. Consideration will be given to the following:

•	Whether the auditor faces potential a conflict of interest as a result of its relationship with the issuer or its performance of non-audit services.

•	Whether the auditor has rendered an accurate financial opinion of a company’s financial status.

3. ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS

Generally vote with management on routine matters related to the operation of the company that are not expected to have significant economic impact on the company and/or shareholders.

4. ANTITAKEOVER MEASURES

All resolutions regarding anti-takeover measures will be considered on a case-by-case basis with the intent of avoiding actions likely to diminish the value of the stock held by clients. We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.

5. EXECUTIVE AND DIRECTOR COMPENSATION

We support appropriately designed equity based compensation plans as an effective way to align the interests of long term shareholders and management, employees and directors. We do not support compensation packages that substantially dilute shareholder interests or provide participants with excessive rewards.

a)	Stock Option Plans

•	Stock-based incentive plans will be evaluated on a case-by-case basis giving consideration, without limitation, to the following:

•	Whether the stock option plan expressly permits the repricing of underwater options;

•	Whether the plan could result in earnings dilution of greater than 5%;

•	Whether the plan has an option exercise price below the marketplace on the day of the grant;

•	Whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and

•	Whether the program has certain embedded features.

b)	Employee Stock Ownership Plans

Generally vote in favor of Employee Stock Ownership Plans including improvements to existing plans when dilution does not exceed 5%.

c)	Shareholder Proposals on Executive and Director Compensation

In most cases we will vote against proposals to limit pay. However, we may support proposals to restructure pay plans if, in our judgment, such restructuring will benefit shareholders.

6. SHAREHOLDERS’ RIGHTS ISSUES

We will evaluate shareholder proposals on a case-by-case basis with the overriding consideration given to the economic impact on the shareholders.

7. MERGERS AND CORPORATE RESTRUCTURINGS

Will be voted on a case-by-case basis with consideration given to the following:

•	Anticipated financial and operational benefits

•	Offer price

•	Prospects of the combined companies

•	The negotiating process

•	Economic impact.

8. SOCIAL AND ENVIRONMENTAL ISSUES

We generally vote with management on social, environmental and political issues. Although proposals are always considered on a case-by-case basis with the greatest consideration being the effect on the economic value of the company, Armstrong Shaw may make exceptions in certain instances when we believe a proposal has positive implications.

CONFLICTS OF INTEREST

The Proxy Administrator reviews all proxies to determine if a material conflict of interest exists between Armstrong Shaw Associates Inc.’s interests and those of its clients. A conflict of interest may exist, for example, if Armstrong Shaw has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

If it is decided that a conflict does exist, the proxy will be voted strictly according to the pre-determined guidelines herein. Any material conflict of interest will be resolved in the best interests of clients.

PROCEDURES

Armstrong Shaw Associates subscribes to ADP’s Proxy Edge service for electronic voting. In cases where the client has given Armstrong Shaw Associates voting authority, the client’s custodian bank or brokerage firm has been instructed to forward all relevant proxy material to Armstrong Shaw Associates via this service. If an account is not set-up to vote electronically, proxies will be voted manually and the voting history will be manually added to ProxyEdge for record keeping purposes.

Clients may retain the right to vote their own proxies. In that case, Armstrong Shaw Associates Inc. will not be responsible for any part of the voting or record keeping process.

Clients may direct Armstrong Shaw Associates Inc. on how to vote a particular proxy. Armstrong Shaw Associates Inc. will honor any such client request, regardless if client direction is inconsistent with the policies and procedures stated herein and if such client request is made in a timely manner.

Armstrong Shaw Associates does not vote proxies for securities that are held in client accounts but are not in the Armstrong Shaw model portfolio. Clients are given the flexibility to vote these securities independently; however, they must then assume the voting responsibilities on all the securities in their portfolio.

Clients may contact Armstrong Shaw Associates to request information regarding proxy voting records. As required by Rule 204-2(c), Armstrong Shaw Associates Inc. will keep a record of all written client requests for proxy voting records as well as our written response to any (written or oral) client request for such records.

A copy of Armstrong Shaw Associates Inc.’s policies and procedures regarding proxy voting are available to clients upon request. Armstrong Shaw Associates Inc.’s policies and procedures may be updated from time to time.

CONCLUSION

Armstrong Shaw Associates Inc. has designed these guidelines to ensure that proxies are voted in the best interest of our clients. While it is impossible to anticipate every issue that may come up for a proxy vote, we have included what we believe to be some of the most common proxy issues. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, the economic impact to the company and all other relevant facts and circumstances at the time of the vote.

March 2007

APPENDIX D

AllianceBernstein L.P.

PROXY VOTING POLICY AND GUIDELINES

Proxy Voting Manual

AllianceBernstein L.P.	April 2007

ALLIANCEBERNSTEIN L.P.

Proxy Voting Manual

D-3	ii

VII.	Proxy Voting Procedures	D-9

	A. Vote Administration	D-9

	B. Proxies of Certain Non-US Issuers	D-10

	C. Loaned Securities	D-10

VII.	Proxy Voting Guidelines	D-11

	A. Management Proposals-Business/Financial Issues	D-11

	B. Management Proposals-Anti-takeover issues	D-16

	C. Shareholder Proposals-Corporate Governance Issues	D-18

	D. Shareholders Proposals-Social Responsibility, Environmental and Political Issues	D-25

Proxy Voting Guideline Summary		D-29

Proxy Voting Conflict of Interest Form		D-32

D-4	iii

ALLIANCEBERNSTEIN L.P.

Proxy Voting Manual

I.	Introduction

As an investment adviser that exercises proxy voting authority over client securities, AllianceBernstein has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients’ best interests. To meet this obligation, we have adopted a Statement of Policies and Procedures for Proxy Voting (the “Proxy Voting Policy and Procedures”), which is a concise statement of our policies and procedures with respect to proxy voting.

This manual is consistent with that Statement of Policies and Procedures. It is applicable to all of AllianceBernstein L.P.’s investment management subsidiaries and investment services groups, including Growth Equities, Value Equities and Style Blend Equities (collectively “AllianceBernstein” “we” or “us”). It is applicable to voting the proxies of both U.S. and non-U.S. issuers. This manual is intended for use by those involved in the proxy voting decision making process and those responsible for the administration of proxy voting (“Proxy Voting Administrators”) in order to ensure that the Statement of Policies and Procedure is implemented consistently. The voting guidelines contained herein are intended to be responsive to the wide range of subjects that may have a significant effect on the value of the securities held in our clients’ accounts.

The Growth and Value groups have established their own proxy voting committees. While the policies contained in the Statement of Policies and Procedures and this manual apply to both groups, the proxy voting decisions are made within the appropriate investment discipline. Different investment philosophies may result in different conclusions being drawn regarding certain proposals and in turn may result in the two groups voting differently on the same proposal. Nevertheless, both groups always vote proxies with the goal of increasing the value of the securities in their client portfolios.

II.	Proxy Voting Committees

A. Growth Committee

The Proxy Voting Committee for Growth Equities (the “Growth Committee”) consists of senior investment professionals and a member of the Legal and Compliance Department. It is the responsibility of the Growth Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines and to consider changes in policy. The Growth Committee will review the Proxy Voting Policy and Procedures and this manual no less than annually. In addition, the Growth Committee meets as necessary to address special situations. The Growth Committee may consult the portfolio managers in whose managed accounts the stock is held, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues.

B. Value Committee

The Proxy Voting Committee for Value Equities (the “Value Committee”) consists of senior Bernstein investment professionals and a member of the Legal and Compliance Department. It is the responsibility of the Value Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy and to determine how to vote on proxy issues. The Value Committee will review the

Proxy Voting Policy and Procedures and this manual no less than annually. The Value Committee may consult with Bernstein Investment Policy Group members, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues.

III.	Conflicts of Interests

A. Introduction

As a fiduciary we owe our clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us and insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics, as well as a Policy Statement on Ethics to meet these obligations. As part of this duty and as expressed throughout the Code and Statement on Ethics, AllianceBernstein places the interests of our clients first and attempts to avoid any actual or potential conflicts of interests.

AllianceBernstein recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interest and not the product of conflict.

B. Adherence to Stated Proxy Voting Policies

Generally, all votes are cast in accordance with this policy1. In situations where our policy is case-by-case, this manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the appropriate proxy committee or his/her designee will make the voting decision in accordance with the basic principal of our policy to vote proxies with the intention of increasing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on ISS’s voting platform, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the proxy committees will receive a report of all such votes.

C. Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committees or investment professionals involved in the decision-making process must disclose any potential conflict (including personal relationships) that they are aware of to the chairman of the appropriate proxy committee as well as any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below).

[1]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

If the Chairman of the Proxy Committee has a conflict of interest, he or she must also recuse themselves from the decision making process.

D. Confidential Voting

It is AllianceBernstein’s policy to support confidential voting. Employees are prohibited from revealing how we intend to vote or how we have voted on any proposal except to (i) members of the proxy committees; (ii) portfolio managers that hold the security in their managed accounts; and (iii) the research analyst(s) that covers the security. Members of the proxy committees, portfolio managers and research analysts are prohibited from disclosing our intended vote or how we have voted to anyone. However, upon a request from a client, the proxy committee or the Proxy Voting Administrators may disclose our vote to a client (or the client’s portfolio or administrative contact within the firm) that holds the security in their account. Also, subject to the approval of the appropriate proxy committee, we may from time to time participate in surveys conducted by shareholder groups or consultants.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the proxy committee may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent, or a shareholder group sponsoring a proposal must be reported to the chairman of the appropriate proxy committee if such contact was material to a decision to vote contrary to our stated policies. Routine administrative inquiries from proxy solicitors need not be reported.

E. Potential Conflicts List

No less than annually, a list of companies whose proxy may pose a potential conflict of interests is compiled by the Legal and Compliance Department (the “Potential Conflicts List”) which includes companies and organizations that may have an interest in a proxy voting decision. This list includes:

•	Publicly Traded Clients from the Russell 3000 and the Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) + Canada Index

•	Publicly traded companies that distribute AllianceBernstein mutual funds

•	Bernstein Private[2] clients who are directors, officers or 10% shareholders of publicly traded companies

•	Companies whose retirement plans we administer

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly traded affiliated companies

•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest

•	Any other conflict of which the proxy committee becomes aware[3] .

AllianceBernstein’s votes for all meetings on the Potential Conflicts List will be documented, applying the tests described in Section G.

[2]	Only private clients whose account exceeds a specified threshold, as determined by the proxy committees, will be included on the Potential Conflicts List
[3]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict

F. Review of Third Party Research Services Conflicts of Interest

Because under certain circumstances we consider the recommendation of Institutional Shareholder Services (“ISS”) and Glass Lewis, the proxy committees will take reasonable steps to verify that ISS is in fact independent based on all of the relevant facts and circumstances. This includes reviewing ISS and Glass Lewis’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS and Glass Lewis (i) have the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

G. Review of Proposed Votes

When we encounter a potential conflict we review our proposed vote using the following analysis to ensure that our voting decision is consistent with our clients’ best interests.

1.	If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

2.	If our proposed vote is contrary to our stated proxy voting policy but is also contrary to our client’s position, no further review is necessary.

3.	If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with our client’s recommendation, and is also consistent with the views of ISS or Glass Lewis, no further review is necessary.

4.	If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent our client’s recommendation and is contrary to the views of ISS and Glass Lewis, the vote will be presented to the Independent Mutual Fund Compliance Officer (ICO). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine whether the proposed vote is not reasonable, he may instruct AllianceBernstein to refer the votes back to the clients or take other actions as he deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

IV.	Research Services

AllianceBernstein subscribes to the corporate governance and proxy research services of ISS and Glass Lewis. All of our investment professionals have access to these resources.

For companies held in index strategies or other unmanaged assets, where a proposal is not covered by our policies, we may follow the vote recommendation of one of our third party research services.

V.	Client Reporting

Many AllianceBernstein clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to:

Mark R. Manley

Senior Vice President, Deputy General Counsel & Chief Compliance Officer

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

VI.	Rule 204-2 Recordkeeping

Pursuant to Rule 204-2, all of the records referenced below will be kept in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of AllianceBernstein.

A. Proxy Voting Policies and Procedures

The Statement of Policies and Procedures shall be maintained in the Legal and Compliance Department and posted on our public internet site. Each location where proxy voting administration takes place shall maintain a copy of this manual.

B. Proxy Statements Received Regarding Client Securities

For U.S. Securities4, AllianceBernstein relies on the Securities and Exchange Commission’s EDGAR system to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S., Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

C. Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

D. Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be retained in the Legal and Compliance Department. Responses to written and oral requests for information on how we voted their proxies will be kept in the Client Reporting Department.

E. Documents Prepared by the Adviser Material to Voting Decisions

The proxy voting committees are responsible for maintaining documents prepared by the committee or any other AllianceBernstein employee that were material to the decision on how to vote. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the proxy committee.

VII.	Proxy Voting Procedures

A. Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ US and non-US holdings.

[4]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

Issuers initially send proxy information to the custodians of our client accounts. AllianceBernstein instructs these custodian banks to direct proxy related materials to ISS’s offices. ISS provides AllianceBernstein with a proposed vote for each resolution. A Proxy Voting Administrator reviews the ballots via ISS’s web platform, Governance Analytics. Using Governance Analytics, the Proxy Voting Administrator indicates our acceptance of the proposed vote, or changes the vote in accordance with our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted via mail or fax.

B. Proxies of certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent us from voting such proxies. For example, we may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Similarly, proxy materials for some non-US issues may not contain disclosure sufficient to arrive at a voting decision; in which cases we may abstain from voting. Other markets require us to provide local agents with power of attorney prior to implementing us voting instructions. Although it is our policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

C. Loaned Securities

Many of our clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. Exhibit A

VIII.	PROXY VOTING GUIDELINES

Set forth below is AllianceBernstein’s proxy voting guidelines pertaining to specific issues. Proposals are generally voted in accordance with these guidelines; however, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders will be evaluated on a case-by-case basis, keeping in mind the objective of these guidelines which is to increase the value of the securities in our clients’ accounts.

These guidelines are divided into two sections: management and shareholder proposals. These guidelines are intended to provide an indication on how AllianceBernstein will respond to certain proxy voting issues. Where this policy indicates we will vote in favor of a management proposal on a given issue, we would in turn vote against a corresponding shareholder proposal (e.g. we will vote for management proposals to eliminate cumulative voting and vote against shareholder proposals to adopt it).

A.	MANAGEMENT PROPOSALS- BUSINESS / FINANCIAL ISSUES

1. Election of Directors	For

Unless there is a proxy contest for seats on the Board or if AllianceBernstein determines that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management-proposed slate of directors.

AllianceBernstein believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes (or vote against in non-US markets) for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we will withhold votes for directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

While AllianceBernstein believes companies should have a majority of independent directors and independent key committees, absent compelling reasons to the contrary, we will not withhold votes for directors who meet the definition of independence of the exchange on which the company’s shares are traded. In addition, we will not withhold votes for directors because they serve on a number of boards of directors.

We may withhold votes for directors for poor compensation practices.

AllianceBernstein will consider the election of directors who are “bundled” on a single slate on a case by case based considering the amount of information available and an assessment of the group’s qualifications.

Controlled Company Exemption	Case-by-Case

NYSE listing standards provide that listed companies where 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Where a company was taken advantage of this

“controlled company” exemption we will not withhold votes for directors for failure to establish majority independent board of key committees directors provided that shareholders with a majority voting interest have a majority economic interest. Conversely, we will withhold votes from directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

Voting for Director Nominees in a Contested Election	Case-by-Case

Votes in a contested election of directors are evaluated on a case-by-case basis considering, among other things, the following factors: the target company’s long-term financial performance relative to its industry; management’s track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took to influence management prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

2. Appointment of Auditors	For

AllianceBernstein believes that the company is in the best position to choose the accounting firm and will generally support management’s recommendation. While the Sarbanes-Oxley Act of 2002 has proscribed certain non-audit services by auditors, there are still many non-audit services that auditing firms are permitted to provide to a company. We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm and if there are any other reasons to question the independence of the firm’s auditors.

3. Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is a routine item and as such AllianceBernstein will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise.

4. Approval of Internal Statutory Auditors	For

Some markets (e.g. Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and AllianceBernstein will support management nominee provided that they meet the regulatory requirements for serving as statutory auditors. That said, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or there are other reasons to question the independence of the nominees.

5. Increase Authorized Common Stock	Case-by-Case

AllianceBernstein will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. We will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. Moreover, we would generally support the use of derivative instruments (e.g. put options and call options) as part of a share increase proposal absent any reason to the contrary.

Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholder approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20 percent of outstanding share capital. The authority typically lapses after one year. AllianceBernstein may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

6. Authorize Share Repurchase	For

We will generally support share repurchase proposals that are part of a well articulated and conceived capital strategy. We will assess proposals to give the Board unlimited discretion to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g. put options and call options) as part of a share repurchase plan absent any reason to the contrary.

7. Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, AllianceBernstein generally votes in favor of such proposals.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit the management to establish the size of the board outside a specified range without shareholder approval.

8. Corporate Restructurings, Merger Proposals and Spin-offs	Case-by-Case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. For AllianceBernstein accounts, the views of the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company are weighed heavily. For Bernstein, the Bernstein Proxy Voting Committee, in consultation appropriate Investment Policy Group and the research analyst, will determine how the proxy should be voted.

9. Considering Non-Financial Effects of a Merger Proposal	Against

We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company’s shareholders, such as employees, consumers, business partners, and the communities in which the company is located. We expect that a company’s Board will act only in the best interest of its shareholders at all times.

10. Director Liability and Indemnification	Case-by-Case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors liability insurance has prompted a number of states to adopt laws that reduce a director’s liability for a breach of the fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

Generally, AllianceBernstein will support indemnification provisions that are in accordance with state law. AllianceBernstein will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. We will oppose indemnification for gross negligence.

11. Limitations of Liability of External Statutory Auditors	Case-by-Case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit. However, a vote by 3 percent or more of shareholder can nullify these limits. We will review such proposals on a case by case basis, considering whether such a provision is necessary to secure their appointment whether and it is clearly in shareholders interests.

12. Executive and Employee Compensation Plans	Case-by-Case

Executive and employee compensation plans (“Compensation Plans”) are designed to attract, hold and motivate good executives, employees and, increasingly, outside directors. However, some plans are excessively generous and reward only a small percentage of top executives.

Compensation Plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Additionally, they are a major corporate expense and therefore warrant careful study. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan to ensure that the plan properly aligns the long term interests of management and shareholders.

AllianceBernstein will review the proposed stock option plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not below market price on the date of grant, and an excessive percentage of the company’s shares are not granted but unexercised and/or reserved under other plans (commonly referred to as “overhang”).

Careful consideration is given to proposals that seek approval of plans where the dilution level of the proposed option plan, together with all other continuing plans, exceeds 10 to 20%. In addition, we will scrutinize closely Compensation Plans that permit granting in excess of 2% of the shares outstanding in a given year (commonly referred to as the “run rate”) and will look favorably on plans that specifically restrict annual grants to below this level. We may also evaluate a company’s run rate over the preceding three years, taking into account grants of options as well as restricted stock. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. We also consider other factors such as the company’s performance and industry practice.

AllianceBernstein will utilize outside proxy advisory services to assist in compiling the data relevant to our decision.

In some markets (e.g. Australia) compensation plans may permit vesting of compensation awards to be “retested” (i.e. measured against their performance benchmark) after a specified date. We will consider approval of such plans on a case-by-case basis, considering the specific terms of the plan, including the volatility of the industry and the number and duration of the retests.

Where disclosure relating to the details of employees or executive compensation plans are inadequate or provided without insufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate we may take other steps including raising the issue with the company directly.

13. Stock Splits	Case-by-Case

Companies often seek shareholder approval for stock splits in order to increase the liquidity of the common stock, by lowering the price, thereby making the stock more attractive to small investors. AllianceBernstein will generally vote in favor of stock split proposals.

14. Approve Remuneration Reports	Case-by-Case

In certain markets, (e.g. Australia and the United Kingdom), publicly traded issuers are required by law to submit for a non-binding shareholder vote the company’s Remuneration Report. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. AllianceBernstein will evaluate Remuneration Reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remunermation details in inadequate or the report it is not provided to shareholders with sufficient time prior to the meeting to consider its terms. In markets where remuneration reports are not required, we will vote against shareholder proposals asking the board to adopt a policy that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. This policy is based on our view that, absent compelling reasons to the contrary, the determination of the right amount and mix awards is best left to the board and its compensation committee, which can be held accountable for its decisions through the election of directors. Moreover, subjecting a particular company to this additional approval, when other companies in its industry are not, could place the company at a competitive disadvantage in attracting employees.

15. Approve Remuneration for Directors and Auditors	Case-by-Case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate we may take other steps including raising the issue with the company directly.

16. Approve Retirement Bonus for Directors	Case-by- Case

Retirement bonuses are normal practice in Japan. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing shareholders value.

B.	MANAGEMENT PROPOSALS-ANTI-TAKEOVER ISSUES

1. Blank Check Preferred Stock	Against

A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment device. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we will generally oppose this type of proposal.

2. Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, AllianceBernstein opposes the adoption of classified boards unless there is a justifiable financial reason or where an adequate sunset provision exists.

However, where a classified board already exists, we will not withhold votes for directors who sit on such boards. We will withhold votes for directors that fail to implement shareholder approved proposals to declassify boards.

3. Fair Price Provisions	Case-by-Case

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two-tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

AllianceBernstein will consider fair price provisions on a case-by-case basis. We will vote against any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any fair price provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e. shares beneficially owned by individuals other than the acquiring party).

4. Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations upon the shareholders’ right to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

5. Limiting a Shareholder’s Right to Act by Written Consent	Against

Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. AllianceBernstein believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

6. Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, AllianceBernstein will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

7. Reincorporation	Case-by-Case

AllianceBernstein performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management’s stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation’s internal governance. Delaware is the state most often selected. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state’s anti-takeover statute.

Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. AllianceBernstein recognizes that such provisions can help facilitate the growth of a company’s non-US business and can potentially benefit shareholders when a company lowers its tax liability. When evaluating such proposals, AllianceBernstein considers factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences to shareholders as a result of the reincorporation.

8. Issuance of Stock with Unequal Voting Rights	Against

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover device. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. AllianceBernstein deems such plans unacceptable and in most instances will vote against these proposals. Similarly, we will support shareholder proposals that seek to eliminate dual class voting structures.

9. Elimination of Preemptive Rights	Case-by-Case

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes preemptive rights are an important shareholder right and therefore careful scrutiny must be given to management’s attempts to eliminate them. However, since preemptive rights can be prohibitively costly to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining the right.

10. Other Business	Against

Proposals such as this allow management to act on issues that shareholders may raise at the annual meeting. Since it is impossible to know what issues may be raised, AllianceBernstein will vote against such proposals.

C.	SHAREHOLDER PROPOSALS-CORPORATE GOVERNANCE ISSUES

1. Submit Company’s Shareholder Rights Plan to Shareholder Vote	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impend takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.

AllianceBernstein will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. AllianceBernstein will evaluate on a case-by-case basis proposals to implement or eliminate a rights plan.

2. Implement Confidential Voting	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections — by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted. AllianceBernstein supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

3. Adopt Cumulative Voting	Against

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

AllianceBernstein believes that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company. Therefore we will generally vote against such proposals, and for management proposals to eliminate it.

4. Anti-Greenmail Proposal	For

Greenmails, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the board’s ability to acquire blocks of the company’s stock at above- market prices.

AllianceBernstein will vote in favor of an anti-greenmail proposal provided the proposal has no other management initiated anti-takeover features.

5. Opt Out of State Anti-takeover Law	Case-by-Case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt-out resolutions argue that these anti-takeover laws grant the Board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers, but rather provide the Board with an opportunity to negotiate a better deal for all shareholders. Since each state’s anti-takeover laws are different, and must be considered in the totality of all of a company’s takeover defenses, AllianceBernstein reviews these proposals on a case-by-case basis.

6. Equal Access to the Proxy	For

These proposals ask companies to give shareholders equal access to the proxy materials in order to state their views on various proxy issues.

Proponents argue that, as owners, shareholders should have access to the proxy materials. While SEC rules provide for the inclusion of shareholder resolutions in the proxy materials, there are a number of handicaps, such as the 500-word limit on a proponent’s written argument and limits on the subjects that can be addressed. By contrast, management ability to comment on shareholder proposals is unlimited.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Furthermore, it would be unworkable to open the proxy process, management argues, because of the large number of shareholders that might wish to comment and it would be impossible to screen out “nuisance” proposals.

AllianceBernstein supports resolutions calling for enhancement of shareholders’ ability to access proxy materials to ensure that proxy statements are written in a manner that allow for reasonable consideration by shareholders. However, we believe access should still be limited to discourage proposals put forward by shareholders who may have their own agenda or who otherwise do not have the best interests of all shareholders in mind.

7. Open Access to Proxy	Case-by-Case

In October 2003, the SEC proposed new rules that would, upon the occurrence of specific “triggering events”, give certain shareholders the ability to include their nominees for a company’s board in the proxy statement. Access to the proxy would be triggered if:

•	One or more directors receives withhold votes exceeding 35% of the votes cast; or

•	A shareholder proposal seeking access to the proxy is submitted by a shareholder (or group of shareholders) who hold at least 1% of the shares and the proposal is approved by a majority of votes cast.

Once access to the proxy is triggered, shareholders that own more than 5% of the company’s securities will be eligible to nominate a director nominee (or nominees depending on the size of the board). Nominating shareholders must intend to continue to hold these securities through the meeting at which the election of directors is held.

While this rule has not been adopted (and its future remains in question) shareholders may request that a company voluntarily submit to some type of open-access. AllianceBernstein will analyze such proposals on a case-by-case basis, considering, among other things, the proponent’s rationale for the proposal. At companies where we believe the proposal is appropriate, we will generally support proposals that are modeled after the SEC proposed rule, but only if the open access is triggered if one or more directors receives withhold votes for 50% or more (as opposed to 35%) of the votes cast. Further, we will oppose plans that require the nominating shareholder to intend to hold securities through the meeting at which the election of directors will be considered.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to nominate a director or take some other shareholder action. Similarly, we may receive other requests to join a voting block for purposes of influencing management. However, where the requesting party has a business relationship with AllianceBernstein (e.g. client), agreeing to such a request may pose a potential conflict of interest. Because as a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

As a matter of policy, AllianceBernstein will decline requests to be part of a group of shareholders for purposes of meeting the ownership requirements for nominating a director.

8 Submit Golden Parachutes/Severance Plans to a Shareholder Vote	For

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. AllianceBernstein recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, we will support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus and that are triggered by a change in control to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis.

9. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to being Negotiated by Management	Against

AllianceBernstein believes that in order to attract qualified employees companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we will oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

10. Disclose Executive and Director Pay	For

Generally, AllianceBernstein votes for shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In the U.S., the SEC has adopted rules to increase disclosure of executive and director compensation. Compliance with the new rules is required for proxy statements filed on or after December 15, 2006. For companies subject to these rules we will consider proposals seeking disclosure exceeding SEC regulations on a case-by-case, analyzing whether there are any relevant disclosure concerns.

11. Limit Executive Pay	Against

AllianceBernstein believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. We will vote against shareholder proposals to limit executive pay that we deem too restrictive.

12. Performance Based Stock Option Plans	Case-by-Case

Shareholder proposals such as these require a company to adopt a policy that all or a portion of future stock options granted to executives be performance based. Performance based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. While AllianceBernstein believes that management, within reason, should be given latitude in determining the mix and types of awards it offers, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance based, we will generally support proposals that require a portion of options granted to senior executives be performance based. However, since performance based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

13. Mandatory Holding Periods	Against

AllianceBernstein will vote against shareholder proposals asking companies to require a holding period after exercise for executive stock options.

14. Submit Option Repricing to a Shareholder Vote	For

Repricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, AllianceBernstein supports shareholder proposals to seek to require a company to submit option repricing to a shareholder vote.

15. Expensing Stock Options	For

AllianceBernstein recognizes that stock options have become a significant part of the compensation structure of many companies. Critics argue that since there is no uniform method of accounting for options, expensing them may distort a company’s income statement in comparison to its competitors that do not expense them. However, we believe that not expensing options may lead to a similar distortion as we view options as a large company expense. Accordingly, we will support shareholder proposals requiring companies to expense stock options.

16. Exclude Pension Income from Performance Based Compensation	For

AllianceBernstein is aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we will support such proposals.

17. Majority of Independent[5] Directors	For

The Board of Directors has a duty to act in the best interest of shareholders at all times. AllianceBernstein believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, AllianceBernstein will support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), AllianceBernstein will support such proposals regardless of where the company is listed.

18. Majority of Independent Directors on Key Committees	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, AllianceBernstein believes that the audit6 nominating and compensation committees should be composed of a majority of independent outside directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that require fully independent nominating and compensation committees), AllianceBernstein will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not withhold votes for inside directors that sit on these committees.

19. Separate Chairman and CEO	For

We believe that a combined chairman and CEO position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. Therefore, we will generally vote in favor of proposals to separate the two positions. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position. Furthermore, for companies with smaller market capitalizations separate positions may not be practical. We will vote against proposals which require the position of chairman to be held by an independent director.

20. Separating Auditors and Consultants	Case-by-Case

We believe that a company serves its shareholders’ interest by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

AllianceBernstein will evaluate on a case-by-case basis proposals that go beyond the SEC rules by prohibiting auditors from performing other non-audit services or calling for the Board to adopt a policy to ensure auditor independence.

We will take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor.

[5]	The purposes of this manual, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
[6]	Pursuant to the SEC rules, adopted as directed by the Sarbanes-Oxley Act 2002, as of October 31, 2004 US listed issuers must have fully independent audit committee.

21. Limit Term of Directorship	Against

Such proposals limit the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. AllianceBernstein believes that a director’s qualifications, not length of service, should be the only factor considered.

22. Stock Ownership Requirement	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. AllianceBernstein does not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we will oppose these proposals.

23. Pay Directors Only in Stock	Against

AllianceBernstein does not believe that share ownership is the only way for a director to align his or her interests with those of the shareholders. Further, we believe that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, we will oppose these proposals.

24. Require Two Candidates for Each Board Seat	Against

AllianceBernstein believes that proposals such as these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we will oppose these proposals.

25. Rotation of Locale for Annual Meeting	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. AllianceBernstein believes the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting.

26. Majority Votes for Directors	For

AllianceBernstein believes that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld. Although we recognize that there are potentially unanswered questions were a company to adopt a majority voting provision (e.g. how board vacancies would be filled in the event a director fails to obtain the required number of votes) we believe that majority voting provisions will lead to greater director accountability. Therefore, we will support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

27. Recovery of Performance Based Compensation	For

We generally support shareholder proposals requiring the Board to seek recovery of performance based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we will consider the adequacy of existing company clawback policy, if any.

28. Establish Other Board Committees	Against

We believe the board should have the discretion to establish committees it deems necessary to allow for an effective corporate structure. Therefore, we will vote against shareholder proposals asking for new committees to be established (which are often proposed to address specific shareholder issues) as they would potentially create unnecessary additional processes.

29. Reimbursement of Shareholder Proposal Expenses	Against

Shareholder proposals such as these would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority votes cast. Generally, we will vote against these proposals.

D.	SHAREHOLDER PROPOSALS- SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

1.	Introduction

These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, except as noted below AllianceBernstein will assess these proposals on a case-by-case basis.

We recognize that the effect of certain polices on a company may be difficult to quantify, but nevertheless they do affect the company’s long term performance. Long term value creation is our overriding concern in these matters. We therefore consider the impact of these proposals on the future earnings of the company. AllianceBernstein will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value. Set forth below are recent examples of issues that we may be required to address.

2.	SOCIAL ISSUES

a.	Tobacco

There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking.

b.	Report on Workplace Diversity and/or Employment Policies

Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area. We will give careful consideration to whatever policies are already in place at the company.

c. Amend EEO Statement to Include a Reference to Sexual Orientation	For

We will vote in favor of proposals requiring a company to amend its Equal Opportunity Employment policies to specifically reference sexual orientation.

d.	Sweatshops

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor. We will give careful consideration to whatever policies are already in place at the company.

e.	Animal Testing

These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

f.	Genetically Altered or Engineered Food

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals that could have immediate negative economic effects on the company.

g.	Plant Closings

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

h.	Bank Lending in Developing Countries

These shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan-loss reserves to cover possible losses, and that this is already reflected in the stock price. Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

i.	Pharmaceutical Pricing

Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

3.	ENVIRONMENTAL ISSUES

Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

a.	The CERES Principles

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

b.	Nuclear Waste Disposal

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

4.	POLITICAL ISSUES

a.	Implement the MacBride Principles in Northern Ireland

The MacBride Principles aim to fight discriminatory anti-Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the Macbride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the “hassle factor” of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

b.	Reports on Corporate and Subcontractor Operations in Northern Ireland

These proposals request that corporate Boards submit a report to shareholders outlining the company’s, or its subcontractors’, labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland’s religious tensions.

c.	Military Issues

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision-making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

d.	Reporting Political/Charitable Contributions

These shareholder resolutions typically ask for greater disclosure of charitable and political contributions. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

Shareholder proposals relating to charitable contributions often seek to require companies to report on or restrict charitable contributions. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets since the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill. They believe management is in the best position to determine which charities are deserving and are against proposals that seek to promote the special interests of a particular shareholder.

Proxy Voting Guideline Summary

Management Proposals – Business Financial Issues

	Issue	For	Against	Case-by-Case	Abstain
1.	Election of Directors	✓
1a.	Controlled Company Exemption			✓
1b.	Voting for Director Nominees in a Contested Election			✓
2	Appointment of Auditors	✓
3.	Approval of Financial Statements	✓
4.	Approval of Statutory Auditors	✓
5.	Increase Authorized Common Stock			✓
6.	Authorize Share Repurchase	✓
7.	Changes in Board Structure and Amending the Articles of Incorporation	✓
8.	Corporate Restructurings, Merger Proposals and Spin- offs			✓
9.	Considering Non-Financial Effects of a Merger Proposal		✓
10.	Director Liability and Indemnification			✓
11.	Limitation of Liability of External Statutory Auditors			✓
12.	Executive Compensation Plans			✓
13.	Stock Splits			✓
14.	Approve Remuneration Reports			✓
15.	Approve Remuneration for Directors and Auditors			✓
16.	Approve Retirement Bonus for Directors			✓

Management Proposals – Anti-Takeover Issues

	Issue	For	Against	Case-by-Case	Abstain
1.	Blank Check Preferred Stock		✓
2.	Classified Boards		✓
3.	Fair Price Provisions			✓
4.	Limiting a Shareholder’s Right to Call Special Meetings		✓
5.	Limiting a Shareholder’s Right to Act by Written Consent		✓
6.	Supermajority Vote Requirements		✓
7.	Reincorporation			✓
8.	Issuance of Stock with Unequal Voting Rights		✓
9.	Elimination of Preemptive Rights			✓
10.	Other Business		✓

Shareholder Proposals – Corporate Governance Issues

	Issue	For	Against	Case-by-Case	Abstain
1.	Submit a Shareholder Rights Plan to a Shareholder Vote	✓
2.	Implement Confidential Voting	✓
3.	Adopt Cumulative Voting		✓
4.	Anti-Greenmail Proposal	✓
5.	Opt out of State Anti-takeover law			✓
6.	Equal Access to Proxy	✓
7.	Open Access to Proxy			✓
8.	Submit Severance Plans (Golden Parachutes) to a Shareholder Vote	✓
9.	Submit Severance Plans (Golden Parachutes) and/or Employment Agreements to a Shareholder Vote Prior to being Negotiated by Management		✓
10.	Disclose Executive and Director Pay	✓
11.	Limit Executive Pay		✓
12.	Performance Based Stock Option Plans			✓
13.	Mandatory Holding Periods		✓
14.	Submit Option Reprising to a Shareholder Vote	✓
15.	Expensing Stock Options	✓
16.	Exclude Pension Income from Performance Based Compensation
17.	Majority of Independent Directors	✓
18.	Majority of Independent Directors on Key Committees	✓
19.	Separate Chairman and CEO	✓
20.	Separating Auditors and Consultants			✓
21.	Limit Term of Directorships		✓
22.	Stock Ownership Requirement		✓
23.	Pay Directors Only in Stock		✓
24.	Require Two Candidates for Each Board Seat		✓
25.	Rotation of Locale for Annual Meeting		✓
26.	Majority Votes for Directors	✓
27.	Recovery of Performance Based Compensation	✓
28	Establish other Board Committees		✓
29	Reimbursement of Shareholder Proposal Expenses		✓

Shareholder Proposals – Social, Environmental and Political Issues

Except as noted below, AllianceBernstein votes on these proposals on a case-by-case basis. AllianceBernstein will vote against shareholder proposals that will cause the company to incur excessive or unnecessary expenses and may abstain from shareholder proposals that are unlikely to have any economic effect on company’s business or financial conditions.

		For	Against	Case-by-Case	Abstain
2c.	Amend EEO Statement to Include a Reference to Sexual Orientation	✓

Proxy Voting Conflict of Interest Form

Name of Security:

Date of Shareholder Meeting:	/ /

Short description of the conflict (client, mutual fund distributor, etc):

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary. If no, please attach any documentation supporting the proxy voting decision.

List the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc):

3. Describe any substantive contact with any interested outside party and the proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision? Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, write “None” below:

4. Is our proposed vote is contrary to our client’s position?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

5. Is our proposed vote consistent with the views of Institutional Shareholder Services or Glass Lewis?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

If No:

Has the Independent Mutual Fund Compliance Officer determined whether the proposed vote is reasonable (by signing this form)?

☐ Yes ☐ No

If No, please explain and indicate what action has been, or will be taken:

Prepared by:

/ /	Date:

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Phillip Kirstein
Independent Mutual Fund Compliance Officer

/ /	Date:

Please return this completed form and all supporting documentation to Andrew Murphy in the 7 Legal and Compliance Department and keep a copy for your records.

APPENDIX E

First Quadrant, L.P.

PROXY VOTING POLICY AND GUIDELINES

Overview

First Quadrant, L.P.

Proxy Voting

Policies and Procedures

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent1 for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

A copy of First Quadrant’s proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

First Quadrant’s portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

[1]	See Voting Client Proxies section for an explanation of this role.

Voting Client Proxies

When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, on a quarterly basis, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority.

Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.

Oversight of GLASS LEWIS

As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with Glass Lewis, mini-audits, or a combination of these approaches.

Conflicts of Interest

The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from Glass Lewis, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to Glass Lewis if First Quadrant has a material conflict of interest.

How to Obtain Voting Information

To obtain information on how your securities were voted, please contact Sharon Nakayoshi at 626-795-8220 or webmaster@firstquadrant.com. Please specify the portfolio and period of time you would like proxy voting information.

APPENDIX F

Northstar Capital Management, Inc.

PROXY VOTING POLICY AND GUIDELINES

Northstar Capital Management, Inc.

IA Policies and Procedures Manual

4/7/2006 to Current

Proxy Voting

Policy

Northstar Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Northstar Capital Management maintains a policy of voting proxies in a way which in the opinion of Northstar best serves the interest of its clients in their capacity as shareholders of a company. As an investment manager, Northstar is primarily concerned with maximizing the value of its clients’ investment portfolios, which Northstar believes is consistent with applicable guidelines requiring an investment manager to vote proxies in the best interest of clients. In most cases, Northstar votes in support of company management. However, in cases which Northstar believes a proposal would negatively impact the long-term value of its client’s shares of a company, Northstar will vote against the proposal.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Stephen Mergler has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Northstar Capital Management, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Tami Price;

•	Stephen Mergler will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflicts, Stephen Mergler will determine how Northstar Capital Management, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•

Northstar Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Northstar Capital Management, Inc. voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

Stephen Mergler will also send a copy of this summary to all existing clients who have previously received Northstar Capital Management, Inc.’s Disclosure Document; or Stephen Mergler may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Stephen Mergler.

•

In response to any request Stephen Mergler will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Northstar Capital Management, Inc. voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

PROXY PROCESS

Proxies are received electronically in most cases using ADP ProxyEdge. Proxies that are physically received are logged. All proxies are reviewed by Northstar’s designated Proxy Officer. The Proxy Officer votes the proxies according to these guidelines and consults the Proxy Committee (consisting of the portfolio managers of Northstar) on proposals and issues not covered by the guidelines. The Proxy Committee reviews these guidelines and, for issues not clearly covered, decides on an appropriate policy. Northstar makes its best efforts to vote all client proxies for which it is responsible, except under certain circumstances where it is impractical or impossible (such as unjustifiable costs or proxies received beyond the time necessary to vote the securities.)

PROXY VOTING GUIDELINES

The examples below are provided to give a general guideline as to how Northstar will vote proxies on certain issues. However, as these guidelines cannot cover all potential voting issues, and actual proxy votes may differ from these guidelines.

1.	Routine Business

A.	Approval of auditors and compensation in line with prevailing practices.

B.	Change date and place of annual meeting (if not associated with a takeover).

C.	Change company name.

Northstar considers the reputation, experience and competence of a company’s management and board at the time in making the decision to purchase a company’s shares. Generally, Northstar has confidence in the abilities of management and the board in companies in which Northstar invests, and typically will vote in accordance with them on the above issues.

2.	Capitalization/Reorganization

A.	Issuance of securities to meet ongoing corporate needs.

B.	Approval of a stock split

C.	Share repurchase authorization.

Northstar considers the reputation, experience and competence of a company’s management and board at the time in making the decision to purchase a company’s shares. Generally, Northstar has confidence in the abilities of management and the board in companies in which Northstar invests, and typically will vote in accordance with them on the above issues.

D.	Issuance of blank check preferred.

Northstar supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of shares to deter or thwart an unwanted takeover. Northstar typically supports provisions where a company expressly states that the securities would not be used as a takeover defense nor carry special voting rights.

E.	Reincorporation.

Northstar typically supports management’s decision to reincorporate in another state or locality for reasons other than to prevent takeover attempts.

3.	Management Compensation

A.	Executive compensation, stock options, and savings plans in line with prevailing practices.

Northstar typically supports measures which allow companies to attract and retain key employees and directors. Compensation that is consistent with prevailing practices and which aligns management’s and shareholder’s interests are supported.

B.	Golden Parachutes.

“Golden Parachute” provisions are evaluated on a case by case basis. Northstar typically supports golden parachutes that allow the company to keep and retain key executives. However, Northstar is against golden parachutes which deter takeovers and those which do not align the interests of management with shareholders.

C.	Expensing Options.

Northstar typically supports proposals establishing a policy of expensing the costs of all stock options issued by a company in the company’s annual income statement.

4.	Board Related

A.	Election of Directors in uncontested elections.

B.	Indemnification of officers and directors in line with prevailing practice.

Northstar considers the reputation, experience and competence of a company’s management and board at the time in making the decision to purchase a company’s shares. Generally, Northstar has confidence in the abilities of management and the board in companies in which Northstar invests, and typically will vote in accordance with them on the above issues.

C.	Board Structure.

Northstar prefers that the number of directors be fixed and unalterable without shareholder approval, as allowing management to increase or decrease board size can be used as an anti-takeover defense. Northstar also prefers that companies have a majority of independent directors.

D.	Directors terms in office / length of service / mandatory retirement age.

Northstar believes that any restrictions on a director’s term, such as mandatory retirement age, could harm shareholder interests by forcing experienced directors off the board.

E.	Shareholder’s ability to remove and approve directors.

Northstar generally supports proposals where nominations of directors by stockholder would be included in the proxy statement and ballot. Northstar typically votes against proposals restricting the shareholder’s ability to remove a director. Northstar also typically does not support giving continuing directors the right to fill vacant board seats without shareholder approval.

F.	Cumulative Voting.

Northstar typically supports cumulative voting policies as enabling significant minority shareholders to be represented on the board of directors.

G.	Directors required to own a specified amount of company stock

Northstar typically does not support proposals requiring directors to own a specific amount of company stock, as it could prevent otherwise qualified individuals from serving.

H.	Include shareholders nominations of directors in proxy.

Northstar supports including shareholder’s nominations of directors in the proxy statement and ballot as serving to increase the accountability of the board to shareholders.

I.	Retirement benefits for non-employee directors.

Northstar typically does not support proposals to eliminate retirement benefits from non-employee directors, as such proposals could hinder the attraction and retention of qualified Board members.

J.	Director Compensation.

Northstar does not support shareholder proposals which seek to pay directors partially or entirely in stock, as Northstar believes the compensation committee is best qualified to design appropriate compensation packages to attract and retain capable directors.

K.	Classified Boards / Annual Elections

Northstar does not support classified boards because this makes a change in board control more difficult to effect, and may reduce the accountability of the board to shareholders.

5.	Anti-Takeover / Business Combination

Northstar generally does not support those provisions which negatively impact share value by deterring takeovers. Northstar typically supports the rights of shareholders to vote on issues pertaining to business combinations, restructurings and changes in capitalization.

A.	Opt out of state law business combination provisions.

Northstar generally supports shareholder proposals to “opt out” of certain state laws designed to deter unwanted takeovers.

B.	Fair Price.

Northstar generally opposes proposals allowing the board sole discretion to determine the “fair price” of its securities, except in instances designed to prevent “two-tier” offers.

C.	Supermajority.

Northstar does not support supermajority voting provisions which vest a minority with veto power over shareholder decisions.

D.	Shareholder rights proposals / poison pills.

Northstar generally supports management’s decisions to implement shareholder right’s programs because they do not seem to deter or prevent takeovers but allow the board time to pursue alternatives often resulting in better value for shareholders.

E.	Greenmail.

Northstar does not support the payment of “greenmail” to prevent a potential bidder from pursuing a takeover by paying that bidder a premium, as one shareholder profits at the expense of others.

6.	Shareholder Rights

A.	Confidential Voting.

Northstar believes that confidential voting helps shareholders avoid undue pressure in making decisions, and generally favors such proposals.

B.	Shareholder action by written consent.

Northstar supports the rights of shareholders to take action by written consent because it facilitates broader corporate governance.

C.	Right to call meetings.

Northstar generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company’s annual meetings.

D.	Omission of “irrelevant” proxy issues.

Northstar defers to the SEC rules governing what to include or exclude from proxy statements.

7.	Social Issues

Northstar generally respects management’s decisions regarding day to day business operations. Northstar is focused on maximizing long term shareholder value, and will typically vote against shareholder proposals regarding social rights, human rights, economic and health/environmental issues unless there is a readily demonstrable economic impact on the corporation.

Conflicts of Interest

•

Northstar Capital Management, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Northstar Capital Management, Inc. with the issuer of each security to determine if Northstar Capital Management, Inc. or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, Stephen Mergler will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Northstar Capital Management, Inc. will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Stephen Mergler shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Northstar Capital Management, Inc. receives;

•	A record of each vote that Northstar Capital Management, Inc. casts;

•

Any document Northstar Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Stephen Mergler or proxy committee, if applicable.

•	A copy of each written request from a client for information on how Northstar Capital Management, Inc. voted such client’s proxies, and a copy of any written response.

APPENDIX G

Wellington Capital Management LLC

PROXY VOTING POLICY AND GUIDELINES

Wellington Management Company, LLP
Global Proxy Policies and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1

Takes responsibility for voting client proxies only upon a client’s written request.

2

Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

Wellington Management Company, LLP

Wellington Management Company, LLP
Global Proxy Policies and Procedures

5

Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Wellington Management Company, LLP

Wellington Management Company, LLP
Global Proxy Policies and Procedures

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Wellington Management Company, LLP

Wellington Management Company, LLP
Global Proxy Policies and Procedures

Proxy Voting

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•        Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•        Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•        Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Wellington Management Company, LLP

Wellington Management Company, LLP
Global Proxy Policies and Procedures

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Wellington Management Company, LLP

Wellington Management Company, LLP
Global Proxy Policies and Procedures

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: April 1, 2007

Wellington Management Company, LLP

APPENDIX H

Pacific Investment Management Company LLC

PROXY VOTING POLICY AND GUIDELINES

PIMCO

PROXY VOTING POLICY AND PROCEDURES1

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.4

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

[1]	Revised as of May 7, 2007.
[2]

These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[3]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[4]

Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[5]

For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

[6]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

*    *    *    *    *

APPENDIX I

TimesSquare Capital Management, LLC

PROXY VOTING POLICY AND GUIDELINES

Procedure: Proxy Voting

Responsibility:

1. Compliance Department

2. Proxy Voting Committee

3. Equity Analysts and Portfolio Managers

4. Investor Responsibility Research Center (IRRC)

5. Sub-Advisers

Discussion:

1.	Compliance identifies those Clients for which TSCM and its affiliates (together “TSCM”) have been instructed to vote proxies.

2.	Working with the key proxy voting decision makers, that is equity analysts and portfolio managers, Compliance develops guidelines for voting on management and shareholder proposals. The proxy voting guidelines are reviewed and approved annually by the Proxy Voting Committee. The Proxy Voting Committee is composed of the Chief Investment Officer, TSCM President, President of the CIGNA Funds Group, and TSCM Chief Counsel.

3.	To address potential material conflicts of interest between the interests of the adviser and its affiliates and interests of the adviser’s clients, the adviser has:

a.	Established a firewall around the equity portfolio managers and analysts. There are no communications between portfolio managers/analysts and associates of CIGNA Healthcare, Group, or International (together referred to as “CIGNA”) with respect to proxy voting issues. The purpose of the firewall is to prevent even the appearance that CIGNA’s existing and potential client relationships influence proxy votes.

b.	Developed pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

4.	Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies’ directors, management, and employees.

a.	For ERISA third party accounts, including advisory accounts, mutual funds, and separate accounts, acting prudently and solely in the interest of, and for the exclusive purpose of providing benefits to, beneficiaries of these accounts, taking into consideration only those factors which would affect the value of the investments and support the objective of providing increased shareholder value to beneficiaries.

b.	For non-ERISA third party accounts, including certain advisory accounts, mutual funds and separate accounts, the client’s financial and non-financial objective only, to the extent known, shall be considered.

c.	For CIGNA’s corporate shareholder portfolios, all factors shall be considered to determine the best interests of CIGNA shareholders.

d.	For insurance company portfolios, other than separate accounts, all factors shall be considered which affect the insurance company, policyholders’ interests and CIGNA Corporation as its shareholders. If these considerations conflict, the interests of the policyholders and the insurance company shall prevail.

5.	Compliance is responsible to ensure all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are outsourced to the Investor Responsibility Research Center (IRRC). All proxy materials are directed to IRRC by the portfolios’ custodians. IRRC votes proxies in accordance with voting guidelines and instructions provided by TSCM; reconciles all shares held on record date to shares voted; and maintains records of, and provides quarterly reports, on how each portfolio has voted its proxies.

6.	Using voting guidelines provided by TSCM, IRRC alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to The Proxy Voting Committee, which reviews and approves/disapproves recommendations.

7.	Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

8.	In the case of sub-advised accounts, including insurance company separate accounts and mutual funds, the account’s sub-adviser shall, unless otherwise directed by the account, be responsible for voting proxies.

APPENDIX J

Next Century Growth Investors LLC

PROXY VOTING POLICY AND GUIDELINES

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PROXY VOTING POLICIES AND

PROCEDURES

Next Century Growth Investors, LLC

I.	Introduction

Next Century Growth Investors, LLC (“NCG”) is an investment advisor registered under the Investment Advisers Act of 1940. Set forth below is the Advisor’s policy on voting shares owned by advisory clients (note: these policies may be revised from time to time).

II.	General Principle

The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

III.	The Proxy Committee

The members of the Proxy Committee are set forth in Exhibit A. The Proxy Committee has authorized this Statement of Proxy Voting Policies (the “Statement”). The Proxy Committee meets as needed to administer, revise and update the Statement as new issues arise. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into one of the categories defined herein, applying the general principle noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager’s investment team) of the account holding the relevant security to determine how to cast the vote.

IV.	ERISA Fiduciary Duties and Proxy Voting

The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Accordingly, those who vote such proxies are subject to ERISA’s fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Proxy Voting Policies satisfy ERISA’s fiduciary duty requirements generally and, in particular, the Department of Labor’s 1994 interpretive bulletin discussing ERISA’s fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR §2509.94-2).

Proxy Voting Policy
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V.	Process

In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its authority to vote to the entity whose name is set forth on Exhibit A (the “Voting Delegate”). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided to them by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy about an issue is not clearly defined below or in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.

Please note, however, some clients have given authorization to the Advisors to vote proxies for their account according to guidelines supplied by the AFL-CIO, rather than use the Advisors written voting guidelines.

A.	Routine Corporate Administrative Items

Philosophy: The Advisor generally is willing to vote with management on matters of a routine administrative nature. We feel management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally vote with management’s recommendation include:

1.	appointment or election of auditors;

2.	increases in authorized common or preferred shares (unless management intends to use the additional authorized shares to implement a takeover defense, in which case we will analyze the proposal on a case by case basis as set forth in section C.5. below);

3.	routine election or re-election of unopposed directors;

4.	directors’ liability and indemnification;

5.	incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company’s incentive plans, provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor’s advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;

Proxy Voting Policy	Effective April 2004
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6.	stock option plans, when 10% or fewer of the outstanding shares have been allocated to the company’s plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), provided, however, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor’s advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;

7.	employee stock purchase or ownership plans;

8.	name changes; or

9.	the time and location of the annual meeting.

We generally oppose minimum share ownership requirements for directors because we feel that a director can serve a company well regardless of the extent of his share ownership.

We generally abstain from voting for an item denoting “such other business as may come before the meeting” because we will not vote “for” or “against” issues of which we are not aware.

B.	Special Interest Issues

Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, we believe that the burden of social responsibility rests with management. Because our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, we are generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, we will vote with management’s recommendation on issues such as:

1.	restrictions on military contracting,

2.	restrictions on the marketing of controversial products,

3.	restrictions on corporate political activities,

4.	restrictions on charitable contributions,

5.	restrictions on doing business with foreign countries,

6.	a general policy regarding human rights,

7.	a general policy regarding employment practices,

8.	a general policy regarding animal rights,

9.	a general policy regarding nuclear power plants,

10.	compensation plans, or

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11.	rotating the location of the annual meeting among various cities.

C.	Issues Having the Potential for Major Economic Impact

Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major economic impact on the corporation and the long-term value of its shares. We believe the owners of the corporation should carefully analyze and decide such issues. The following are examples of the issues that we believe have the potential for major economic impact on shareholder value:

1.	Prevention of Greenmail

These proposals seek to prevent the practice of “greenmail,” or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, we oppose greenmail. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

2.	Cumulative Voting of Directors

Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. We believe that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and we will therefore generally support cumulative voting in the election of directors.

3.	Super-Majority Provisions

These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management “veto power” over merging with another company, even though a majority of shareholders may favor the merger. In most cases, we believe requiring super majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and we will generally vote against such provisions.

4.	Fair Price Provisions

These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining

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shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum “fair price” (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Because we believe that fair price provisions tend to protect all shareholders against inequitable treatment in a takeover situation, we generally will support them.

5.	Defensive Strategies

We analyze these proposals on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether we believe the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

a. create or eliminate “blank check preferred” shares,

b. classify or stagger the board of directors or eliminate such classification or staggering,

c. establish or redeem “poison pills” that make it financially unattractive for a shareholder to purchase more than a small percentage of the company’s shares,

d. change the size of the board, or

e. authorize or prevent the repurchase of outstanding shares.

6.	Business Combinations or Restructuring

We analyze these proposals on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether we believe the proposal enhances long-term economic value for shareholders.

D.	Proxy Voting For Securities Involved In Securities Lending

The Advisor cannot vote securities that are on loan with a third party borrower when the record date occurs.

E.	Resolving Material Conflicts of Interest

The Advisor may address material conflicts between the Advisor’s interest and those of its advisory clients by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting; (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involved little discretion on the part of the Advisors; or (3) using the recommendations of an independent third party.

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Presently, material conflicts of interest are minimized by a) using pre-determined voting guidelines, b) using the recommendations of an independent third party, and c) referring conflicts of interest to the Proxy Committee for decision.

F.	Proxy Voting Record Retention

The Advisor retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ request for proxy voting information; and (5) any documents prepared by or on behalf of the Advisor that were material in making the decision on how to vote.

Instead of keeping its own files, the Advisor may rely on proxy statements filed on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. Also, the Advisor may rely on a third party for retention of proxy statements and records of votes cast.

The Advisor retains the above-mentioned records for a minimum of five years.

G.	Disclosure of Proxy Voting Policy and Procedures and Voting Records

Investment Adviser Proxy Voting Disclosure Rules

The Advisor is required to disclose to clients how they can obtain information from the Advisor regarding how the clients’ securities were voted. In addition, the Advisor is required to provide clients with a copy of the Proxy Voting Policies and Procedures upon request.

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EXHIBIT A

The Proxy Committee consists of the following members or their delegates:

•	Peter M. Capouch, Portfolio Manager

•	Kelly McNulty, Vice President (Voting Delegate)

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APPENDIX K

Lord, Abbett & Co. LLC

PROXY VOTING POLICY AND GUIDELINES

October 25, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis. Factors that are considered include current composition of the board and key-board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)	Attending less than 75% of board and committee meetings without a valid excuse.

2)	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)	Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)	Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)	Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We also will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)	The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)	Management’s rationale for why the repricing is necessary.

3)	The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)	Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)	Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)	Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)	Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)	“Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•	Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•	No dead-hand or no-hand pills.

•	Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•	Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

APPENDIX L

WEDGE Capital Management L.L.P.

PROXY VOTING POLICY AND GUIDELINES

WEDGE Capital Management L.L.P.

Proxy Policy

Revised: January 3, 2008

Clients’ Best Interest

WEDGE Capital Management L.L.P. (WCM) has adopted and implemented the following Proxy Policy, which is designed to ensure that proxies are voted in the best economic interest of shareholders and in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisors Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisors, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for advisors of ERISA accounts.

Case-by-Case Basis

This Policy is intended as a guideline. Each vote is cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

Responsible Parties

Voting responsibilities are handled by the Recommending Analyst. If a stock is held in multiple portfolios, the Recommending Analyst who owns the most shares in his/her portfolio will be responsible to vote, except for QVM. Stocks owned in both QVM and a traditional portfolio (LCP, MCP, SCP) will be voted by the traditional portfolio analyst. The Proxy Coordinator is responsible for distributing the proxies to the correct analyst in a timely manner.

Source of Information

Each analyst may conduct his or her own research and/or use the information provided by Institutional Shareholder Services (ISS). ISS provides WCM with valuable information by analyzing proxies and issuing informed research and objective vote recommendations on specific proxy voting issues.

Routine and Non-Routine Issues

Routine issues will be voted with management in the majority of cases, while non-routine issues may require more extensive research and review before determining the appropriate vote. The following lists are provided as a guideline and may not be all-inclusive. It is possible that an item which is listed here as routine, may in fact be non-routine given a particular scenario and vice-versa.

Routine Issues may include:

•	Selection and ratification of auditors.

•	Stock splits, dividend, and fractional share issues.

•	Application for listing of securities.

•	Corporate name changes.

•	Pollution, environment, or conservation issues.

•	Employment issues.

•	Restore or eliminate pre-emptive rights.

•	Business abroad.

•	Date, location of annual meeting.

WEDGE Capital Management L.L.P.

Proxy Policy

•	Contributions to charity or for education.

•	Increases in authorized shares, common or preferred.

•	All other items which aren’t expected to have a material adverse effect on the price of the stock.

Non-Routine Issues may include:

•	Election of Directors, including the number and terms of office, attendance, and the number of meetings held.

•	Remuneration of management, directors, and employees. Employee Stock Option Plans.

•	Acquisitions, mergers, and spin-offs.

•	Significant changes in the Articles of Incorporation or By-Laws, such as anti-takeover provisions, “poison pills”, and “rights” issues.

•	Cumulative voting issues.

•	Golden parachute plans or any unusual compensation benefits to be awarded contingent upon the merger or acquisition of the particular company.

Basis for Voting Decision

The voting decision will be written on the proxy statement (or ISS materials) by the Recommending Analyst and recorded in the proxy voting system by the Proxy Coordinator. If a vote is against management, the reason for the vote must be clearly documented on the ISS materials and recorded in the system to ensure compliance with client proxy reporting.

Conflicts of Interest

Any material conflicts of interest are to be resolved in the best interest of our clients.

To help eliminate any potential conflicts of interest, WCM does not allow any employee or partner or spouse of either to sit on the board of directors of any public company without Management Committee approval. WCM requires all employees and partners to adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which require specific disclosures of conflicts of interest and strict adherence to independence and objectivity standards.

In spite of our effort to eliminate potential conflicts of interest, there may be instances where a conflict of interest exists. Situations in which a potential conflict of interest may arise include:

1.	A Recommending Analyst has a financial interest in the security in question or in a security which may be involved in a merger or acquisition with the security in question.

2.	A Recommending Analyst has a personal relationship with someone, i.e.: a close friend or family member, who is employed by the company in question, or by a company which may be involved in a merger or acquisition with the company in question.

3.	The company in question is a client or prospective client of the firm.

To mitigate the potential conflicts of interests listed above, as well as any other situation which may be deemed a potential conflict of interest, WCM has established a peer review and approval process.

If any one of the three criteria listed above is met, or if a Recommending Analyst feels a potential conflict of interest exists, he or she should complete a Potential Conflict of Interest Form, which can

WEDGE Capital Management L.L.P.

Proxy Policy

be found at Attachment A, for all proxy issues which may be affected by the potential conflict. The Potential Conflict of Interest Form has been created to document the Recommending Analyst’s consultation with another analyst and if necessary, a member of the Management Committee. For items 1 & 2 above (or any conflict of a personal nature), a Recommending Analyst is required to consult with another analyst. If the Consulting Analyst disagrees with the Recommending Analyst’s proxy vote recommendation, a Management Committee member must be consulted about the issue. For item 3 above (or any conflict which involves the entire firm), the Management Committee must be consulted about the issue. Once the Potential Conflict of Interest Form is completed, it should be given to the Proxy Coordinator with the proxy vote.

Abstention

Proxies should be voted either for or against. In a very limited instance an abstention may be appropriate, in which case, the Recommending Analyst should document why he or she abstained from the vote. This will be documented in the system by the Proxy Coordinator.

Administrative Procedures

1.	The New Account Coordinator will send a proxy letter to each new account. When returned, the New Account Coordinator will record whether WEDGE, the Client, or Custodian will vote the proxy and communicate this with the Proxy Coordinator and the portfolio manager.

2.	Upon notice of the annual meeting date, the Proxy Coordinator will obtain a list of holders of record date or the date nearest to the record date that can be obtained.

3.	The Proxy Coordinator will then compare shares in the portfolio accounting system with shares received for voting from Broadridge. The Proxy Coordinator should also note the reason for any difference in the Proxy Edge system. Where there is any difference or where we have not received a proxy, the Proxy Coordinator will take appropriate action to notify the client or custodian to send us a new or supplemental proxy.

4.	On an as-needed basis, the Proxy Coordinator will advise all trustees or other plan fiduciaries if particular custodians do not comply with our requests for proxies.

5.	The Proxy Coordinator will note on the proxy materials if the security issuer is a client or a prospective client of WEDGE.

6.	The Proxy Coordinator will distribute proxy material to the appropriate analyst in a timely manner.

7.	The Proxy Coordinator will obtain voting instructions from the Recommending Analyst.

8.	The Proxy Coordinator will vote proxies in accordance with analyst instructions.

Record Retention

WCM will maintain the records required under Section 204-2 of the Adviser Act. These records include:

•	A copy of the Policy.

•	A record of each vote cast.

•	Any document material to the decision making-process of a vote, including Potential Conflict of Interest Forms.

•	Each written client request for proxy voting records and WCM’s written response to any (written or oral) client request.

WEDGE Capital Management L.L.P.

Proxy Policy

Proxy voting books and records will be maintained in an easily accessible place for a period of six years, the first two in an appropriate location of WCM.

Policy Disclosure

On an annual basis, WCM will provide clients with a description of the Policy (see attachment B) and offer to send a complete copy upon request. Clients may request a copy of the Policy at any time:

In writing:

Attention: Proxy Policy Request

WEDGE Capital Management L.L.P.

301 S. College Street, Suite 2920

Charlotte, NC 28202-6002

Via Telephone:

Cassie Taylor @ 704-334-6475

Via E-mail:

proxy@wedgecapital.com

Voting Disclosure

As part of the annual policy disclosure, WCM will inform clients how to obtain information on how proxies were voted with respect to their securities. Clients may request a report on how proxies were voted at any time:

In writing:

Attention: Proxy Record Request

WEDGE Capital Management L.L.P.

301 S. College Street, Suite 2920

Charlotte, NC 28202-6002

Via Telephone:

Cassie Taylor @ 704-334-6475

Via E-mail:

proxy@wedgecapital.com

Review Procedures

Periodically, WEDGE will review for compliance with this Policy and determine if revisions are necessary.

WEDGE Capital Management L.L.P.

Proxy Policy

Attachment A

Potential Conflict of Interest Form Regarding Proxies

Name of Security:

Proxy Issue(s):

(If multiple issues are affected by the potential conflict, please attach the proxy ballot to this form and write “See Attached” in the space above.)

What is the Potential Conflict of Interest (check one)?

☐	1. I have a financial interest in the security in question.

☐	2. I have a financial interest in a security which may be involved in a merger or acquisition with the security in question.

☐	3. I have a personal relationship with someone who is employed by the company in question.

☐	4. I have a personal relationship with someone who is employed by a company which may be involved in a merger or acquisition with the company in question.

☐	5. The issuer of the security in question is a client or prospective client of the firm.

☐	Other (please explain) .

Recommended Vote: FOR or AGAINST (circle one).

Recommending Analyst Signature:

Peer Review

To be completed by consulting analyst (required for items 1-4 above):

AGREE or DISAGREE with Recommended Vote (circle one). *If DISAGREE is selected, a Management Committee member must complete below.

If DISAGREE was selected, why?

Consulting Analyst Signature:

To be completed by Management Committee member(s):

(2 signatures are required for Item #5 above; 1 signature is required if the Consulting Analyst disagrees with the Recommending Analyst’s vote)

AGREE or DISAGREE with Recommended Vote (circle one).

If DISAGREE was selected, why?

Management Committee Member Signature:

AGREE or DISAGREE with Recommended Vote (circle one).

If DISAGREE was selected, why?

Management Committee Member Signature:

In the event that the two Management Committee members listed above do not agree with each other, a third Management Committee member must complete below:

AGREE or DISAGREE with Recommended Vote (circle one).

If DISAGREE was selected, why?

Management Committee Member Signature:

This form should be given to the Proxy Administrator with your Proxy Vote.

WEDGE Capital Management L.L.P.

Proxy Policy

APPENDIX M

OFI Institutional Asset Management, Inc.

PROXY VOTING POLICY AND GUIDELINES

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

and

PROXY VOTING GUIDELINES

(as of November 15, 2007)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OFI Institutional Asset Management, Inc. (“OFII”) in voting portfolio proxies relating to securities held by clients, including separately managed accounts, private funds and registered investment companies advised or sub-advised by OFII (“Fund(s)”). References in the Proxy Voting Policies and Procedures and Guidelines to “Board of Directors/Trustees” and “OFI Fund Board(s)” shall be deemed to be references to OFII and OFII shall be deemed (i) the party responsible for taking any action or making any determination required to be made by the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”, and/or (ii) the party with discretion to take any action or make any determination reserved to the discretion of the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•

If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

OppenheimerFunds, Inc. and Oppenheimer Funds

Portfolio Proxy Voting Guidelines

(as of December1, 2007)

1.	OPERATIONAL ITEMS

Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name.

•	Vote WITH Management

Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•

Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term “public company” excludes an investment company.)

•	Serve on more than six public company boards. (The term “public company” excludes an investment company.)

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•

If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

2.5	Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

2.6	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•

The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access

•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12	Stock Ownership Requirements

•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•

Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee

•	Vote WITH Management

4.7	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

5.4	Bundled Proposals

•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/offers considered

•	Non-completion risk

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

5.10	Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

5.14	Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5	Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•

Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

7.9	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

8.3	Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

8.6	Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•

Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT.

8.12	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13	Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.14	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.16	Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

8.17	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.18	Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.19	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

•	The nature of the proposal where financial restatement is due to fraud

•	Whether or not the company has had material financial problems resulting in chronic restatements

•	The adoption of a robust and formal bonus/equity recoupment policy

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

APPENDIX N

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PROXY VOTING POLICY AND GUIDELINES

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2008 U.S. Proxy Voting Guidelines

Concise Summary

ISS Governance Services

December 21, 2007

Copyright © 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management    |    RiskMetrics Labs    |    ISS Governance Services    |    Financial Research & Analysis

www.riskmetrics.com

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ISS Goverance Services

Concise Summary of 2008 U.S. Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2008

Updated Dec. 21, 2007

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

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At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

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•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

*	The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•

Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•

Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

•	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•

Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.

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Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

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•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

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•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:

•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

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Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals

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requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•

The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

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Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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MANAGERS TRUST I

MANAGERS AMG FQ U.S. EQUITY FUND

Class A

Class C

Institutional Class

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

Class A

Class C

Institutional Class

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Class A

Class C

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2008

You can obtain a free copy of the Prospectus of the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund, dated March 1, 2008, by calling the Funds at (800) 548-4539 or by visiting the Funds’ Website at www.managersinvest.com. The Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds’ Prospectus dated March 1, 2008.

The Financial Statements of the Funds, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended October 31, 2007 included in each Fund’s Annual Report for the fiscal year ended October 31, 2007 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information). The Annual Reports are available without charge by calling the Funds at (800) 548-4539 or by visiting the Funds’ Website at www.managersinvest.com.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates only to the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (each a “Fund” and together the “Funds”). Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Tax-Managed U.S. Equity Fund have three classes of shares, the Class A shares, the Class C shares and the Institutional Class shares. Managers AMG FQ Global Alternatives Fund has two classes of shares, the Class A shares and the Class C shares. The Funds are series of shares of beneficial interest of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust and each Fund are part of the Managers family of funds, which consists of 32 open-end mutual funds in the Trust, The Managers Funds, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on July 20, 2000.

This Statement of Additional Information describes the financial history, management and operation of the Funds, as well as the Funds’ investment objectives and policies. It should be read in conjunction with the Funds’ current Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Funds. See “Management of the Funds.”

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open—end investment management company, and each of the Funds are diversified series of the Trust.

Under normal circumstances, the Managers AMG FQ U.S. Equity Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of issuers located in the United States. This policy may not be changed without providing shareholders 60 days’ notice.

Under normal circumstances, the Managers AMG FQ Tax-Managed U.S. Equity Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of issuers located in the United States. This policy may not be changed without providing shareholders 60 days’ notice.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by each Fund. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

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(1)	Cash Equivalents.

Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will a Fund enter into repurchase agreements for a period of more than seven (7) days.

Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited.

(2)	Derivative Instruments.

The following describes certain derivative instruments and products in which each Fund may invest and risks associated therewith.

Each Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that each Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. Each Fund may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. Each Fund may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. Each Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, each Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. Each Fund may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

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A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. Each Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, each Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

Each Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Funds purchase such instruments. Positions in Index Futures may be closed out by the Funds only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will lose $400 (100 units x loss of $4).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which each Fund may invest will be developed and traded in the future.

Each Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period

3

of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When each Fund purchases or sells a futures contract, it is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by each Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) market exists. Each Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, each Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

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When selling a futures contract, each Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

When selling a call option on a futures contract, each Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, each Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, each Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds will not be subject to registration or regulation as commodity pool operators under the CEA.

Risks Associated with Futures and Option on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, each Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, each Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

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Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. Each Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. Each Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Funds will be able to close out a forward currency contract at a favorable price prior to maturity.

Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. Each Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, each Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, each Fund will set aside with its custodian or earmark securities considered to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

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Forward currency contracts are not traded on regulated exchanges. When each Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Each Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

Each Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

Each Fund may purchase put options for any purpose. For example, a put option may be purchased by a Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, each Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. Each Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable Securities and Exchange Commission (“SEC”) guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and each Fund would be obligated to sell the underlying security or instrument at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and each Fund would be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

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Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit each Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in each Fund’s net asset value being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when each Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

Each Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that each Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, each Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If each Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, they would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by each Fund that expire unexercised have no value, and the Funds will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When each Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When each Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When each Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When each Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

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Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when each Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. Each Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, each Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if each Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, each Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows each Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

Each Fund can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. Each Fund may use currency options to cross-hedge or to increase total return when the Subadvisor anticipates that the currency will appreciate or depreciate in value. Each Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Each Fund might purchase a currency put option, for example, to protect itself during the

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contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to each Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of each Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. Over-the-counter options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless each Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Funds might realize in trading could be eliminated by adverse changes in the exchange rate, or the Funds could incur losses as a result of those changes.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of each Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. For federal income tax information regarding derivative investments see “Certain Federal Income Tax Matters” below.

Swap Agreements. Each Fund may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices, specific securities and currency exchange rates.

Each Fund may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

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Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, each Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether each Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and each Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit each Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Each Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. Each Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If each Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one Nationally Recognized Statistical Rating Organization at the time of entering into such transaction.

(3)	Foreign Investments.

Each Fund may make foreign investments. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States.

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Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of each Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of each Fund’s portfolio investments computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which a Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

Each Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that each Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which each Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

Each Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. See “Certain Federal Income Tax Matters” below for more information.

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Emerging Market Securities. Each Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of each Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect each Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(4)	Illiquid Securities, Private Placements and Certain Unregistered Securities.

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. Each Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis.

Investment in these securities entails the risk that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(5)	Obligations of Domestic and Foreign Banks.

Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of

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financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(6)	Reverse Repurchase Agreements.

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

Each Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, each Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. Each Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. Each Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

(7)	Rights and Warrants.

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time.

(8)	Securities Lending.

The Funds may lend portfolio securities in order to realize additional income. This lending is subject to each Fund’s investment policies and restrictions. The Funds may lend their investment securities so long as (i) the loan is secured by collateral having a value at all times not less than 102% of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Funds at any time, and (iv) the Funds receive reasonable interest on the loan. When cash is received as collateral, the Funds will invest the cash received in short-term instruments to earn additional income. The Funds will bear the risk of any loss on any such investment. The Funds may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Funds for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Funds.

(9)	Segregated Accounts or Cover.

Each Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, each Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by each Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of

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each Fund’s assets to cover in accounts could impede portfolio management or each Fund’s ability to meet redemption requests or other current obligations.

(10)	Shares of Investment Companies.

Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Subadvisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. Pursuant to rules recently adopted by the SEC, a Fund may invest (1) in shares issued by money market funds and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

(11)	Short Sales.

Each Fund may enter into short sales. A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, each Fund arranges with a broker to borrow the security being sold short. Each Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, each Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, each Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, each Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could

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attain. If the price of the security sold short has decreased since the time of the short sale, each Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may engage in “short sales against the box” which involves selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

(12)	U.S. Government Securities.

Each Fund may invest in U.S. Government securities, which are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association (“GNMA”) certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

(13)	When-Issued Securities.

Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues until a settlement takes place. At the time each Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price. To facilitate these transactions, each Fund will earmark or maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, each Fund will meet its obligations from assets in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, each Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Funds to hedge against unanticipated changes in interest rates.

Diversification Requirements for the Funds

Each Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

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If any percentage restriction described below for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

Each Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(4) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

In addition, Managers AMG FQ U.S. Equity Fund may not:

(1) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(2) Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

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(3) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(4) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Unless otherwise provided, for purposes of investment restriction (4) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

In addition, Managers AMG FQ Tax-Managed U.S. Equity Fund may not purchase any security, other than mortgage-backed securities, obligations of the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations, and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

In addition, Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund may not:

(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(2) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(3) Invest in companies for the purpose of exercising control or management.

(4) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

(6) Make short sales of securities or maintain a short position if, where added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales “against the box” are not subject to this limitation.

(7) Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

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Unless otherwise provided, for purposes of investment restriction (7) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the Managers AMG FQ U.S. Equity Fund and may be changed by the Board of Trustees without shareholder approval.

Managers AMG FQ U.S. Equity Fund may not (except as noted):

(1) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;

(2) Make short sales of securities or maintain a short position, except that a Fund may sell short “against the box.”

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to the Fund.

The portfolio turnover rates for each Fund for the fiscal years ended October 31, 2006 and October 31, 2007 are as follows:

Managers AMG FQ Global Alternatives Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	48%
October 31, 2007	104%

Managers AMG FQ Tax-Managed U.S. Equity Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	98%
October 31, 2007	65%

Managers AMG FQ U.S. Equity Fund
Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2006	89%
October 31, 2007	106%

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Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. The Chief Compliance Officer of the Funds may designate an earlier or later date for public disclosure of the Funds’ portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon Corporation); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds disclose non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, and also provide current portfolio holdings information to Lipper and Morningstar on or after the 10th business day of every month, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to

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oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Officers serve at the pleasure of the Trustees.

Independent Trustees: The Trustees shown in the table below are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”).

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 2000	Professor of Finance, Boston University School of Management (1972-Present)	32	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
William E. Chapman, II DOB: 9/23/41	Trustee since 2000; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
Edward J. Kaier DOB: 9/23/45	Trustee since 2000	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier, LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

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Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991 - 2001)	32	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP
Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present)	32	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates ( 2007-Present).	32	None

*	The Fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee: The Trustee shown in the table below is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc.

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NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUNDS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
William J. Nutt DOB: 3/30/45	Trustee since 2005; President since 2007	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)	32	None

*	The Fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Officers

	POSITION(S) HELD WITH THE FUNDS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)
Donald S. Rumery DOB: 5/29/58	Chief Financial Officer since 2007 Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)
Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group, LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

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Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1] Beneficially Owned as of December 31, 2007
Independent Trustees: Jack W. Aber William E. Chapman II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	[__] [__] [__] [__] [__] [__]	[__] [__] [__] [__] [__] [__]
Interested Trustees: William J. Nutt	[__]	[__]

[1]	The Family of Investment Companies consists of Managers Trust I, Managers AMG Funds, The Managers Funds and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes, (b) receives and reviews communications from the independent registered public accounting firm relating to its review of each Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following

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matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met four times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended October 31, 2007, the Trustees were compensated as follows:

Name of Trustee	Aggregate Compensation From the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:

Jack W. Aber	$1,749	$78,500

William E. Chapman, II(c)	$2,028	$91,000

Edward J. Kaier(d)	$1,827	$82,000

Steven J. Paggioli	$1,749	$78,500

Eric Rakowski	$1,749	$78,500

Thomas R. Schneeweis	$1,655	$74,500

Interested Trustees:

William J. Nutt	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2007. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ending October 31, 2007 for services as a Trustee of the Fund Complex, which, as of October 31, 2007, consisted of 31 funds in the Trust, Managers AMG Funds, The Managers Funds and Managers Trust II.

(c)	Mr. Chapman receives an additional $15,000 annually for being the Independent Chairman.

(d)	Mr. Kaier receives an additional $5,000 annually for serving as Audit Committee Chairman.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

The Trust did not know of any person who, as of February 1, 2008, “controlled” (within the meaning of the 1940 Act) any of the Funds.

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Principal Holders

As of February 1, 2008, the percentage ownership of each person owning of record more than 5% of the outstanding shares of each Fund is listed below.

Managers AMG FQ U.S. Equity Fund

Name and Address	Percentage Ownership
Institutional Class
Fremont Sequioa Holdings LP 199 Fremont Street San Francisco, CA 94105-2245	18.35%
Class A
PFPC Wrap Services 760 Moore Rd King of Prussia, PA 19406-1212	71.92%

Prudential Investment Management Svcs Gateway Center 3rd Floor 100 Mulberry Street Newark, NJ 07102	8.37%

MLPF & S 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	6.14%

Charles Schwab & Co Inc. 1958 Summit Park Place Orlando, FL 32810-5935	5.07%
Class C
MLPF & S 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	49.17%

Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001	8.82%

Managers AMG FQ Tax-Managed U.S. Equity Fund

Name and Address	Percentage Ownership
Institutional Class
National Financial Services Corp 200 Liberty Street New York, NY 10008-3751	19.30%

Charles Schwab & Co Inc. 1958 Summit Park Place Orlando, FL 32810-5935	18.88%

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PFPC Wrap Services 760 Moore Rd King of Prussia, PA 19406-1212	12.92%

Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	10.72%

Class A

MLPF & S 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	49.74%

Charles Schwab & Co Inc. 1958 Summit Park Place Orlando, FL 32810-5935	13.25%

Prudential Investment Management Svcs Gateway Center 3rd Floor 100 Mulberry Street Newark, NJ 07102	11.77%
Class C

MLPF & S 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	64.76%

Managers AMG FQ Global Alternatives Fund

Name and Address	Percentage Ownership
Class A
PFPC Wrap Services 760 Moore Rd King of Prussia, PA 19406-1212	29.98%

MLPF & S 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	18.10%

Charles Schwab & Co Inc. 1958 Summit Park Place Orlando, FL 32810-5935	5.98%
Class C
MLPF & S 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	37.67%

The Trust did not know of any person who as of February 1, 2008, beneficially owned 5% or more of a Fund’s shares.

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Management Ownership

As of February 1, 2008, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each of the Funds.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC (the “Investment Manager”) serves as investment manager to the Funds. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is an independently managed subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor to the Funds.

The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating Subadvisors for individuals and institutional investors. As part of its services to the Funds under the investment management agreements with the Trust (the “Investment Management Agreements”), the Investment Manager also carries out the daily administration of the Trust and Funds. For its investment management services, the Investment Manager receives an investment management fee from the Funds. All or a portion of the investment management fee paid by the Funds to the Investment Manager is used to pay the advisory fees of First Quadrant, the Subadvisor that manages the assets of each of the Funds. First Quadrant was selected by the Investment Manager, subject to the review and approval of the Board of Trustees. First Quadrant is the successor firm to First Quadrant Corporation, which was formed in 1998. AMG indirectly owns a majority interest in First Quadrant. As of December 31, 2007, actively managed assets for First Quadrant, which includes all actively managed discretionary portfolios of First Quadrant, L.P., as well as assets not managed by First Quadrant but which are subject to actively managed First Quadrant overlay strategies, and all portfolios managed by joint venture partners using First Quadrant investment signals, totaled approximately $31 billion. First Quadrant’s address is 800 E. Colorado Boulevard, Suite 900, Pasadena, California 91101.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Funds’ investment objectives, policies and restrictions. Generally, the services which the Subadvisor provides to the Funds are limited to asset management and related recordkeeping services. The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

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Investment Management and Subadvisory Agreements

Managers Investment Group LLC serves as investment manager to the Funds under the Investment Management Agreements. The Investment Management Agreements permit the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the Funds, to hire new unaffiliated Subadvisors for the Funds without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. Pursuant to the Investment Management Agreements, the Investment Manager has entered into Subadvisory Agreements with First Quadrant with respect to each Fund, effective January 15, 2005 with respect to the Managers AMG FQ U.S. Equity Fund, July 31, 2003 with respect to the Managers AMG FQ Tax- Managed U.S. Equity Fund, and March 17, 2006 with respect to Managers AMG Global Alternatives Fund (each, a “Subadvisory Agreement”).

The Investment Management Agreements and the Subadvisory Agreements shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, or by the Investment Manager, in each case on 60 days’ prior written notice to the other party. The Subadvisory Agreements may be terminated by (i) the Investment Manager, without penalty, upon notice to the Subadvisor and the Trust, (ii) by the Trust or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), without penalty, upon notice to the Subadvisor or (iii) by the Subadvisor, without penalty, upon thirty 30 days’ written notice to the Investment Manager and the Trust The Investment Management Agreements and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Investment Management Agreements provide that the Investment Manager is specifically responsible for:

•

developing and furnishing continuously an investment program and strategy for the Funds in compliance with each Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the Funds;

•

determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash or cash equivalents; and

•	making changes on behalf of the Trust in the investments of the Funds.

Under the Subadvisory Agreements, First Quadrant is responsible for performing substantially these same advisory services for the Investment Manager and the Funds.

The Investment Management Agreements also provide that the Investment Manager shall furnish the Funds with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

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Each Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies.

The Subadvisory Agreements require the Subadvisor to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the Funds a position in any investment which any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisor makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the Funds. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Investment Management Agreements provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Trust, a Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered in connection with the matters to which the Investment Management Agreements relate. The Subadvisory Agreements provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreements, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new unaffiliated Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

Compensation of Investment Manager and Subadvisor by the Funds; Fee Waivers and Expense Limitations

As compensation for the investment management services rendered and related expenses under the Investment Management Agreements, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

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From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to the Fund. Each of the Investment Manager and the Subadvisor may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make the Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this SAI on Fund expenses is reflected below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Funds Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. Contractual fee waivers/expense limitations can only be terminated at the end of a term.

Advisory Fees Paid by the Funds and Expense Limitations. With respect to the Managers AMG FQ U.S. Equity Fund, the management fee paid by the Fund to the Investment Manager under the Investment Management Agreement for the fiscal years ended October 31, 2007 and October 31, 2006 were $315,787 and $265,060, respectively, and for the period from January 15, 2005 to October 31, 2005 was $205,940. Pursuant to a management agreement (which was terminated on or about January 14, 2005) between the predecessor to the Managers AMG FQ U.S. Equity Fund and Fremont Investment Advisors, Inc., the predecessor to the Managers AMG FQ U.S. Equity Fund paid fees for advisory and administrative services (net of applicable waivers) in the amount of $54,786 for the period from November 1, 2004 to January 14, 2005. If the Investment Manager had not agreed to waive all or a portion of its fees in connection with a voluntary agreement to limit the Fund’s total annual operation expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 0.79%, 1.04%, and 1.79% of the average daily net assets allocable to the Institutional Class, Class A, and Class C shares, respectively, the fees paid to the Investment Manager for the fiscal year ended October 31, 2007 would have been $348,084.

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With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the management fees paid by the Fund to the Investment Manager under the Investment Management Agreement for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007 were $414,211, $603,851, and $895,205, respectively. If the Investment Manager had not agreed to waive all or a portion of its fees in connection with a contractual agreement to limit the Fund’s total annual operation expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 0.99%, 1.24%, and 1.99% of the average daily net assets allocable to the Institutional Class, Class A, and Class C shares, respectively, the fees paid to the Investment Manager for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007 would have been $519,369, $683,227, and $977,482, respectively.

With respect to the Managers AMG FQ Global Alternatives Fund, the management fees paid by the Fund to the Investment Manager under the Investment Management Agreement for the fiscal year ended October 31, 2007 was $621,415 and for the period from March 30, 2006 (the date of the Fund’s inception) through October 31, 2006 was $192,254. If the Investment Manager had not agreed to waive all or a portion of its fees in connection with a contractual agreement to limit the Fund’s total annual operation expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 2.25% of the average daily net assets allocable to the Class A shares and 3.25% of the average daily net assets allocable to the Class C shares, the fees paid to the Investment Manager for the fiscal year ended October 31, 2007 and for the period from March 1, 2006 to October 31, 2006 would have been $639,595 and $271,321, respectively.

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust for certain Funds pursuant to an Administration and Shareholder Services Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administrative Services; Distribution Arrangements” below.

Other Accounts Managed by the Portfolio Managers (as of October 31, 2007)

Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager: Christopher G. Luck

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$399	0	$0
Other Pooled Investment Vehicles	1	$277	0	$0
Other Accounts	52	$8,720	5	$2,320

1 Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

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Managers AMG FQ Global Alternatives Fund

Portfolio Manager: Ken Ferguson

Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$45.20	0	$0
Other Pooled Investment Vehicles	11	$2,414.58	6	$1,972.83
Other Accounts	28	$19,424.41	16	$9,692.92

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Dori Levanoni

Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$45.20	0	$0
Other Pooled Investment Vehicles	11	$2,414.58	6	$1,972.83
Other Accounts	28	$19,424.41	16	$9,692.92

1 Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.

As a fiduciary, First Quadrant has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. Supervised Persons subject to First Quadrant’s Code of Ethics must try to avoid situations that have even the appearance of conflict or impropriety.

Competing with Client Trades. First Quadrant prohibits Supervised Persons from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities.

Referrals/Brokerage. Supervised Persons must act in the best interests of First Quadrant’s clients regarding execution and other costs paid by clients for brokerage services. Supervised Persons are reminded to strictly adhere to First Quadrant’s policies and procedures regarding brokerage services (including allocation, best execution, and directed brokerage).

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Portfolio Manager Compensation

Compensation consists of both a base salary and a bonus, both of which vary depending upon each individual employee’s qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to tie bonus payouts to performance to insure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Portfolio Manager Ownership of the Funds (as of October 31, 2007)

Managers AMG FQ U.S. Equity Fund

Mr. Luck: None

Managers AMG FQ Tax-Managed U.S. Equity Fund

Mr. Luck None

Managers AMG FQ Global Alternatives Fund

Mr. Ferguson: None

Mr. Levanoni: None

Proxy Voting Policies and Procedures

Proxies for each Funds’ portfolio securities are voted in accordance with First Quadrant’s proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. Information regarding how each Fund voted proxies

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relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administration Services; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund and is responsible for certain aspects of managing each Fund’s operations, including administration and shareholder servicing. For these services, Managers AMG FQ U.S Equity Fund and Managers AMG FQ Global Alternatives Fund are each required to pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator. With respect to the Managers AMG FQ U.S. Equity Fund, the fees paid to the Fund Administrator for administrative services for the fiscal years ended October 31, 2005, 2006 and 2007 were $170,580, $189,329, and $225,562, respectively. With respect to Managers AMG FQ Global Alternatives Fund, the fee paid to the Fund Administrator for administrative services for the period from March 30, 2006 (the Fund’s inception) through October 31, 2006 and for the fiscal year ended October 31, 2007 were $28,273 and $91,385, respectively. With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Investment Manager provides administrative services pursuant to the Investment Management Agreement discussed above.

Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal underwriter for the Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Funds will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI or services agreements with the Investment Manager. Subject to the compensation arrangement discussed below, MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act). MDI is not obligated to sell any specific amount of shares of any Fund.

For sales of Institutional Class shares, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. MDI or its affiliates out of their own assets will make all of the above payments. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

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Distribution and Service Plans. The Trust has adopted distribution and service plans with respect to the Class A and Class C shares of the Funds (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges.

Pursuant to the Plans, the Funds may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to MDI of up to 0.25% annually of a Fund’s average daily net assets attributable to its Class A shares. The Plans authorize payments to MDI of up to 1.00% annually of a Fund’s average daily net assets attributable to its Class C shares.

The Plans further provide for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plans, MDI provides to the Funds, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of a Fund. The Plans will automatically terminate in the event of their assignment.

For the fiscal year ending October 31, 2007, under the Plan, Class A shares of Managers AMG Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund and Managers AMG Global Alternatives Fund paid $20,173, $16,836, and $85,214, respectively, and the Class C shares paid $44,700, $13,199, and $24,682, respectively.

Finder’s Fee Commissions. Financial intermediaries who sell Class A shares of the Funds not subject to an initial sales charge may receive a finder’s fee. With respect to sales of such Class A shares of the Funds, such fees are paid with respect to the initial purchase price in accordance with the following schedule:

Investment Amount	Finder’s Fee

$1,000,000 to $3,999,999	Up to 1%
$4,000,000 to $49,999,999	Up to 0.50%
$50,000,000 or more	Up to 0.25%

Custodian

The Bank of New York, a subsidiary of the Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

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The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC, Inc. P.O. Box 9769, Providence, Rhode Island 02940-9769, is the transfer agent (the “Transfer Agent”) for the Funds and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia PA 19103, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that the Subadvisor place all orders for the purchase and sale of securities which are held in a Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Funds may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or

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dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Funds except portfolio investment management and related record-keeping services.

Brokerage Commissions

During the period from January 15, 2005 to October 31, 2005, and for the fiscal years ending October 31, 2006 and October 31, 2007, the Managers AMG FQ U.S. Equity Fund paid brokerage commissions of $55,482, $79,729, and $97,187, respectively. During the fiscal years ended October 31, 2005, October 31, 2006, and October 31, 2007, the Managers AMG FQ Tax-Managed U.S. Equity Fund paid brokerage commissions of $55,789, $79,323, and $71,267, respectively. During the period from March 30, 2006 to October 31, 2006 and for the fiscal year ended October 31, 2007, the Managers AMG FQ Global Alternatives Fund paid brokerage commissions of $13,772 and $43,215, respectively.

Brokerage Recapture Arrangements

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Certain processing organizations and others may receive compensation from the Trust’s Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

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Purchase orders received by the Trust before 4:00 p.m. New York time, at the address listed in the current Prospectus on any business day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15—calendar day period, such shareholder may exchange such shares into any series of the Trust-, Managers AMG Funds, The Managers Funds or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15-calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with a Fund will also be redeemed at the NAV computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem a shareholder account (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of Fund shares

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in the account falls below $500 due to redemptions. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Prospectus, an investor may exchange Class A or C shares of a Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). An investor may exchange Institutional Class shares of Managers AMG FQ U.S. Equity or Managers AMG FQ Tax-Managed U.S. Equity Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of the Funds and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Reductions and Waivers of Sales Charges

Reduction of Class A Sales Charge

Rights of Accumulation. The Funds offer to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of the Funds at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of the Fund and any other funds managed by the Investment Manager. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

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Letter of Intent. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent (LOI). The LOI may be back-dated by up to 90 days to include prior purchases, but may not cover more than 13 months in total. For example, this means that a shareholder who signs the LOI back-dated 60 days has 11 months to complete the intended purchase. Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Managers Family of Funds owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by the Transfer Agent pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from the Transfer Agent at 1-800-548-4539.

Waiver of Class A Initial Sales Charge

No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the Class A sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

•	By current or retired officers and trustees of the Trust and other funds in the Managers Family of Funds, as well as their family members;

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•

By current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, and the immediate family members of any such officer, director or employee (including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons;

•

By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

•

By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with MDI, the Investment Manager or the Trust in connection with such account;

•

By an omnibus account established by an administrator for tax-qualified employee benefit plans where the administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with MDI or the Investment Manager in connection with such account;

•

By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

•

By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between MDI and such group;

•

Through an investment advisor who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or by an investment advisor for its own account or for a bona fide advisory account over which the investment advisor has investment discretion;

•

Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying MDI in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

•	By purchasers in connection with investments related to a bona fide medical savings account; or

•	By an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

Class C shares are offered without an initial sales charge to investors. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Waivers of Contingent Deferred Sales Charge for Class C Shares

To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

•

Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

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•

Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70  1/2 (waiver applies only to amounts necessary to meet the required minimum amount).

•	Death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

•

Payments under a Systematic Withdrawal Plan (“SWP”) not to exceed 10% of the account value per year. The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.

Net Asset Value

Each Fund computes its net asset value for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The net asset value per share of each class of a Fund is equal to the value of the Fund’s assets attributable to that class minus liabilities allocable to that class, divided by that class’s shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

The Funds declare and pays dividends and distributions as described in the Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

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CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of (x) any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

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In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders on a timely basis.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of certain of the Funds as regulated investment companies.

If a Fund were to fail to qualify for treatment as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the required distributions exceeded the Fund’s current or accumulated earnings and profits, shareholders would receive a return of capital to the extent of the basis of their shares of the Fund and any excess would be taxable as gain realized from the sale of such shares.

The Funds are subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a prescribed formula. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, its capital gain net income for the 12-month period ending on October 31, and any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that has been subject to corporate tax will be considered to have been distributed by year-end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

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Fund Investments

Original Issue Discount; Market Discount; Pay-in-Kind Bonds. For federal income tax purposes, some debt securities with a fixed maturity date of more than one year from the date of issue (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issue) that are purchased by a Fund may be treated as having “original issue discount.” Original issue discount generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of original issue discount accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund invests in high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from a Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by a Fund’s corporate shareholders may be eligible for the deduction for dividends received.

Debt securities may also be purchased by a Fund on a secondary market at a discount. The extent to which this discount exceeds the original issue discount, if any, minus any original issue discount previously accrued on the securities, represents “market discount” for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, any gain realized on disposition of, and any partial payment of principal on, that security will be treated as interest income to the Fund to the extent such gain or payment does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or to carry any debt security having market discount, unless the Fund makes the election to include market discount currently.

Options, Futures and Foreign Currency Forward Contracts, Swaps and Other Derivatives. A Fund’s use of derivatives (if any) may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions.

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Investments of Managers AMG FQ Global Alternatives Funds and certain of the other Funds’ investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; and (v) characterize both realized and unrealized gains or losses as short--term or long--term, irrespective of the holding period of the investment. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (See “Foreign Currency Transactions; Hedging” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the

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amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Repurchase Agreements and Securities Loans. A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income or to distributions qualifying for the corporate dividends-received deduction; and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Foreign Currency Transactions and Hedging. Gains or losses attributable to fluctuations in exchange rates that occur between the time each Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Each Fund’s transactions in foreign currencies or foreign currency-denominated instruments and certain of a Fund’s hedging activities are likely to produce a difference between the Fund’s book income and the Fund’s taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

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Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

A Fund’s investments in certain PFICs could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. However, a Fund may alter this tax treatment by electing to treat the PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that indirectly invests in PFICs by virtue of the fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investment in Other Funds. If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other investments) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a Fund at a loss and such Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash sale rules could defer losses in a Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, indefinite) periods of time.

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As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as qualified dividend income (described below), then the Fund is permitted in turn to designate its distributions derived from those dividends as qualified dividend income as well, provided such Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on a Fund’s percentage ownership in an underlying fund both before and after a redemption, the Fund’s redemption of shares of the underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution rather than capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares redeemed. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of the interest. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Therefore, if a Fund invests 50% or more of its assets in one or more underlying funds, under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund.

Tax Implications of Certain Investments. As discussed above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Except as described above, the character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned or is considered to have owned for one year or less will be taxable to shareholders as ordinary income.

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Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions by a Fund can result in a reduction in the fair market value of such Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as dividend income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Funds before a shareholder’s investment (and thus were included in the price the shareholder paid). Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is 95% or more of its “gross income”, then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from real estate investment trusts (“REITs“) and PFICs will not qualify for the corporate dividends -received deduction.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes in that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to shareholders, up to the amount of their tax basis in the Fund shares, with any amounts exceeding such basis treated as gain from the sale of those shares.

Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. In addition, losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

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Other Taxation

Foreign Taxes. Dividend or interest income received from securities of a non-U.S. issuer may be subject to withholding and other taxes by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations the Fund may be entitled to elect to pass through to its shareholders the foreign income taxes paid by the Fund. If a Fund elected to pass through to its shareholders such foreign income taxes, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

If a Fund does not make the above election or if more than 50% of its assets at year end do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Foreign Shareholders. In general, dividends other than properly-designated Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Funds beginning before January 1, 2008, each Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that had not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend was attributable

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to certain interest on an obligation if the foreign person was the issuer or is a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund. Depending on the circumstances, a Fund could make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Legislation to extend this exemption was proposed but not enacted in 2007. It is unclear whether similar legislation will be enacted in 2008.

To qualify for this exemption from withholding, a foreign person must comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividend and certain other conditions are met, or (iii) the shares are “U.S. real property interests” (as defined by the Code) (“USRPIs”) or the dividend is a Capital Gain Dividend that is derived from USRPI gain.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Backup Withholding. Each Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

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Tax-Exempt Shareholders. Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In that case, the UBTI portion of the shareholder’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the shareholder in that year multiplied by the ratio of the shareholder’s average acquisition debt balance to the average tax basis of its shares for the year.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Funds as an investment through such plans.

Tax Shelter Reporting Regulations. If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

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Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, instrument or undertaking made on behalf of a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of each Fund – the Class A, Class C and Institutional Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each whole share held (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would

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be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

The Trustees have authorized the issuance and sale to the public of shares of twelve series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of such additional series, to the extent required by the 1940 Act.

Additional Information

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended October 31, 2007 and the related Notes to the Financial Statements for the Funds, as well as the Reports of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Reports for the fiscal year ended October 31, 2007 filed with the SEC. The Funds’ 2007 Annual Report is available without charge by calling the Funds at (800) 548-4539 or by visiting the Funds’ Website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

58

APPENDIX A

Overview

First Quadrant, L.P.

Proxy Voting

Policies and Procedures

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent1 for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

A copy of First Quadrant’s proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

First Quadrant’s portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

Voting Client Proxies

When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, on a quarterly basis, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority.

Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to

1 See Voting Client Proxies section for an explanation of this role.

A-1

First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.

Oversight of GLASS LEWIS

As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with Glass Lewis, mini-audits, or a combination of these approaches.

Conflicts of Interest

The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from Glass Lewis, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to Glass Lewis if First Quadrant has a material conflict of interest.

How to Obtain Voting Information

To obtain information on how securities were voted, please contact First Quadrant at 626-795-8220 or webmaster@firstquadrant.com. Please specify the portfolio and period of time you would like proxy voting information.

A-2

MANAGERS TRUST I

FORM N-1A

PART C. OTHER INFORMATION

Item 23.	Exhibits.

(a)(1)	Declaration of Trust dated December 18, 1991. (iii)

(a)(2)	Amendment No. 1 to Declaration of Trust. (xviii)

(a)(3)	Amendment No. 2 to Declaration of Trust. (xviii)

(a)(4)	Amendment No. 3 to Declaration of Trust. (xviii)

(a)(5)	Amendment No. 4 to Declaration of Trust. (xviii)

(a)(6)	Amendment No. 5 to Declaration of Trust. (xviii)

(a)(7)	Amendment No. 6 to Declaration of Trust. (xviii)

(a)(8)	Amendment No. 7 to Declaration of Trust. (xviii)

(a)(9)	Amendment No. 8 to Declaration of Trust. (viii)

(a)(10)	Amendment No. 9 to Declaration of Trust. (ix)

(a)(11)	Amendment No. 10 to Declaration of Trust. (x)

(a)(12)	Amendment No. 11 to Declaration of Trust. (xvii)

(a)(13)	Amendment No. 12 to Declaration of Trust. (xviii)

(a)(14)	Amendment No. 13 to Declaration of Trust. (filed herewith)

(b)	By-Laws, as amended. (viii)

(c)	Instruments defining the rights of security holders with respect to Managers Trust I are contained in the Declaration of Trust (with subsequent amendments) and By-Laws that are incorporated by reference hereto.

(d)(1)	Investment Management Agreement between Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”) and Managers Trust I relating to Managers AMG FQ Tax-Managed U.S. Equity Fund (formerly, First Quadrant Tax-Managed Equity Fund), dated as of July 31, 2003. (xvii)

(d)(2)	Form of Fund Management Agreement between Managers and Managers Trust I. (x)

(d)(3)	Form of Letter Agreement to Investment Management Agreement between Managers and Managers Trust I relating to Managers AMG FQ Global Alternatives Fund. (xvii)

(d)(4)	Form of Subadvisory Agreement between Managers and Armstrong Shaw Associates, Inc. with respect to Managers Fremont Global Fund. (x)

(d)(5)	Form of Subadvisory Agreement between Managers and AllianceBernstein L.P. with respect to Managers Fremont Global Fund. (xvii)

(d)(6)	Form of Subadvisory Agreement between Managers and Evergreen Investment Management Company, LLC with respect to Managers California Intermediate Tax-Free Fund. (x)

(d)(7)	Form of Subadvisory Agreement between Managers and First Quadrant, L.P. with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers Fremont Global Fund, Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund. (x)

(d)(8)	Form of Subadvisory Agreement between Managers and Northstar Capital Management, Inc. with respect to Managers Fremont Global Fund. (x)

(d)(9)	Form of Subadvisory Agreement between Managers and Pacific Investment Management Company, LLC with respect to Managers Fremont Bond Fund. (x)

(d)(10)	Form of Subadvisory Agreement between Managers and TimesSquare Capital Management, LLC with respect to Managers Small Cap Fund. (xii)

(d)(11)	Form of Subadvisory Agreement between Managers and Urdang Securities Management, Inc. with respect to Managers Real Estate Securities Fund. (x)

(d)(12)	Form of Subadvisory Agreement between Managers and Wellington Management Company LLP with respect to Managers Fremont Global Fund. (xvii)

(d)(13)	Form of Subadvisory Agreement between Managers and Next Century Growth Investors LLC with respect to Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund. (filed herewith as Exhibit (d)(13))

(d)(14)	Form of Subadvisory Agreement between Managers and Lord, Abbett & Co., LLC with respect to Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund. (filed herewith as Exhibit (d)(13))

(d)(15)	Form of Subadvisory Agreement between Managers and WEDGE Capital Management L.L.P. with respect to Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund. (filed herewith as Exhibit (d)(13))

(d)(16)	Form of Subadvisory Agreement between Managers and OFI Institutional Asset Management, Inc. with respect to Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund. (filed herewith as Exhibit (d)(13))

(e)(1)	Form of Distribution Agreement between Managers Distributors, Inc. and Managers Trust I dated August 1, 2000 with respect to Managers AMG FQ U.S. Equity Fund (formerly Managers Structured Core Fund), Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Fund, Managers Fremont Bond Fund and Managers California Intermediate Tax-Free Fund. (x)

(e)(2)	Form of Letter Agreement to Distribution Agreement between Managers Distributors, Inc. and Managers Trust I with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund (formerly, First Quadrant Tax-Managed Equity Fund). (viii)

(e)(3)	Letter Agreement to Distribution Agreement between Managers Distributors, Inc. and Managers Trust I with respect to Managers AMG FQ Global Alternatives Fund, Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Tax-Managed U.S. Equity Fund. (xvii)

(f)	Not Applicable.

(g)	Custody Agreement between The Bank of New York and Managers Trust I dated August 5, 2002. (xviii)

(h)(1)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I. (x)

(h)(2)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Alternatives Fund. (xvii)

(h)(3)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Tax-Managed Equity Fund. (xvii)

(h)(4)	Form of Administration and Shareholder Servicing Agreement between Managers and Managers Trust I with respect to Managers Fremont Global Fund, Managers AMG FQ U.S. Equity Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Fund, Managers Fremont Bond Fund and Managers California Intermediate Tax-Free Fund. (x)

(h)(5)	Form of Administration and Shareholder Servicing Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Alternatives Fund. (xvii)

(h)(6)	Form of Transfer Agency Services Agreement between Managers Trust I and PFPC Inc. (xiii)

(i)(1)	Opinion and consent of Goodwin Procter LLP with respect to legality of securities being registered. (i)

(i)(2)	Opinion and consent of Goodwin Procter LLP with respect to legality of securities being registered of Managers AMG FQ Tax-Managed U.S. Equity Fund (formerly, First Quadrant Tax-Managed Equity Fund). (ix)

(i)(3)	Opinion and Consent of Goodwin Procter LLP with respect to shares of Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Fund, Managers Fremont Bond Fund, Managers AMG FQ U.S. Equity Fund and Managers California Intermediate Tax-Free Fund. (xiii)

(i)(4)	Opinion and Consent of Ropes & Gray LLP with respect to Managers AMG FQ Global Alternatives Fund. (xviii)

(j)	Consent of PricewaterhouseCoopers LLP. (filed herewith)

(k)	Not applicable.

(l)	Initial Capital Agreements. (i)

(m)(1)	Plan of Distribution dated as of February 28, 2006 adopted pursuant to Rule 12b-1 with respect to Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund. (xvii)

(n)(1)	Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 dated as of September 15, 2006 with respect to Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund. (xviii)

(o)(1)	Code of Ethics of Managers Trust I. (xvi)

(o)(2)	Code of Ethics of Managers and Managers Distributors, Inc.. (xviii)

(o)(3)	Code of Ethics of Armstrong Shaw Associates, Inc.. (xviii)

(o)(4)	Code of Ethics of AllianceBernstein L.P.. (xviii)

(o)(5)	Code of Ethics of Evergreen Investment Management Company, LLC. (filed herewith)

(o)(6)	Code of Ethics of First Quadrant, L.P.. (xviii)

(o)(7)	Code of Ethics of Northstar Capital Management, Inc.. (filed herewith)

(o)(8)	Code of Ethics of Pacific Investment Management Company, LLC. (filed herewith)

(o)(9)	Code of Ethics of TimesSquare Capital Management, Inc.. (xvi)

(o)(10)	Code of Ethics of Urdang Securities Management, Inc.. (xvi)

(o)(11)	Code of Ethics of Wellington Management Company LLP.. (xvi)

(o)(12)	Code of Ethics of Next Century Growth Investors LLC. (filed herewith)

(o)(13)	Code of Ethics of Lord, Abbett & Co., LLC. (filed herewith)

(o)(14)	Code of Ethics of WEDGE Capital Management L.L.P. (filed herewith)

(o)(15)	Code of Ethics of OFI Institutional Asset Management, Inc. (filed herewith)

(p)(1)	Power of Attorney for the Trustees and certain Officers of the Registrant. (xix)

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909, 811-6520 (filed April 14, 1992).
(ii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 1995).

(iii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 31, 1998).
(iv)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 2000).
(v)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 2001).
(vi)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed May 30, 2003).
(vii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 31, 2003).
(viii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed December 31, 2003).
(ix)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed March 1, 2004).
(x)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 29, 2004).
(xi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed December 30, 2004).
(xii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed January 6, 2005).
(xiii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed January 18, 2005).
(xiv)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed March 1, 2005).
(xv)	Intentionally omitted.
(xvi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 29, 2005).
(xvii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed March 1, 2006)
(xviii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 28, 2007)
(xix)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 28, 2007)

Item 24.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

Under Article VIII of the Registrant’s Agreement and Declaration of Trust, any present or former Trustee or Officer shall be indemnified to the fullest extent permitted by law against all liabilities and expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she became involved as a party or otherwise by virtue of being or having been a Trustee or Officer and against amounts paid or incurred in the settlement thereof. No indemnification, however, shall be provided to a Trustee or Officer: (1) that has been finally adjudicated in any such action suit or other proceeding to be liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office; and (2) in the event of a settlement or other disposition not involving a final adjudication as provided in (1) above resulting in a payment by a Trustee of Officer, unless there has been a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office by either: (i) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) independent legal counsel in a written opinion. For purposes of this paragraph, a Disinterested Trustee is one who is neither an “Interested Person”, nor involved in the claim, action, suit or proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Item 26.	Business and Other Connections of Investment Adviser.

Managers, a registered investment adviser, serves as investment adviser to the Trust. Managers is an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and a wholly owned subsidiary serves as its managing member. Managers serves as an investment adviser to and distributor of shares of investment companies registered under the Investment Company Act of 1940 and to various separate accounts. Managers also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of Managers are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of Managers Form ADV is 801-56365.

Managers has hired one or more Subadvisors for each series of the Trust. The business and other connections of the officers and directors of the Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below.

Subadvisor	File Number	Funds
Armstrong Shaw Associates, Inc.	801-20597	Managers Fremont Global Fund

AllianceBernstein L.P.	801-56720	Managers Fremont Global Fund

Evergreen Investment Management Company, LLC	801-8327	Managers California Intermediate Tax-Free Fund

First Quadrant, L.P.	801-51748	Managers AMG FQ Tax-Managed U.S. Equity Fund; Managers Fremont Global Fund; Managers AMG FQ U.S. Equity Fund; Managers AMG FQ Global Alternatives Fund

Lord, Abbett & Co., LLC	801-6997	Managers Fremont Micro-Cap Fund; Managers Fremont Institutional Micro-Cap Fund

Next Century Growth Investors LLC	801-56049	Managers Fremont Micro-Cap Fund; Managers Fremont Institutional Micro-Cap Fund

Northstar Capital Management, Inc.	801-57639	Managers Fremont Global Fund

OFI Institutional Asset Management, Inc.	801-60027	Managers Fremont Micro-Cap Fund; Managers Fremont Institutional Micro-Cap Fund

Pacific Investment Management Company, LLC	801-48187	Managers Fremont Bond Fund

TimesSquare Capital Management, LLC	801-63492	Managers Small Cap Fund

Urdang Securities Management, Inc.	801-51733	Managers Real Estate Securities Fund

WEDGE Capital Management L.L.P.	801-29479	Managers Fremont Micro-Cap Fund; Managers Fremont Institutional Micro-Cap Fund

Wellington Management Company LLP	801-15908	Managers Fremont Global Fund

Item 27.	Principal Underwriters.

(a)	Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, The Managers Funds, and Managers Trust II.

(b)	The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Nathaniel Dalton c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossings, MA 01965	Director	None

Daniel J. Shea c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossings, MA 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossings, MA 01965	Director and Secretary	None

John Streur c/o Managers Investment Group LLC 333 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	President	None

Donald S. Rumery c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer	Treasurer, Chief Financial Officer, and Principal Accounting Officer

Keitha L. Kinne c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Vice-President	Chief Operating Officer

(c)	Not applicable.

Item 28.	Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be kept by the Registrant and each Subadvisor at the following offices:

(1)	At the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York, 2 Hanson Place, Brooklyn, New York, New York 11217 and at the offices of PFPC Inc., 670 Moore Road, King of Prussia, Pennsylvania 194606.

(2)	Armstrong Shaw Associates, Inc., 45 Grove Street, New Canaan, CT 06840.

(3)	AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105-2708.

(4)	Evergreen Investment Management Company, LLC 200 Berkeley Street, Boston, MA 02116.

(5)	First Quadrant, L.P., 800 East Colorado Blvd, Suite 900, Pasadena, CA 91101.

(6)	Lord, Abbett & Co. LLC, 90 Hudson Street, 11th Floor, Jersey City, New Jersey 07302.

(7)	Next Century Growth Investors LLC, 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416.

(8)	Northstar Capital Management, Inc., 4400 PGA Blvd, Suite 600, Palm Beach Gardens, FL 33410.

(9)	OFI Institutional Asset Management, Inc., 301 North Spring Street, Bellefonte, PA 16823.

(10)	Pacific Investment Management Company, LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

(11)	TimesSquare Capital Management, LLC, Four Times Square, 25th Floor, New York, NY 10036-9998.

(12)	Urdang Securities Management, Inc., 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

(13)	WEDGE Capital Management L.L.P., 301 South College Street, Suite 2920, Charlotte, North Carolina 28202.

(14)	Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

Item 29.	Management Services.

There are no management-related service contracts other than the Investment Management Agreement and the Fund Management Agreement relating to management services described in Parts A and B.

Item 30.	Undertakings.

(a)	The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b)	The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, Managers Trust I certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk and State of Connecticut, on the 28th day of February, 2008.

MANAGERS TRUST I

By:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Jack W. Aber*	Trustee	February 28, 2008
Jack W. Aber

/s/ William E. Chapman, II*	Trustee	February 28, 2008
William E. Chapman, II

/s/ Edward J. Kaier*	Trustee	February 28, 2008
Edward J. Kaier

/s/ William J. Nutt*	Trustee and President	February 28, 2008
William J. Nutt

/s/ Steven J. Paggioli*	Trustee	February 28, 2008
Steven J. Paggioli

/s/ Thomas R. Schneeweis*	Trustee	February 28, 2008
Thomas R. Schneeweis

/s/ Eric Rakowski*	Trustee	February 28, 2008
Eric Rakowski

/s/ Donald S. Rumery	Treasurer and Chief Financial Officer	February 28, 2008
Donald S. Rumery	(Principal Accounting Officer) (Principal Financial Officer)

*By:	/s/ Donald S. Rumery
Pursuant to Powers of Attorney incorporated herein by reference
Date: February 28, 2008

EXHIBIT INDEX

(a)(14)	Amendment No. 13 to Declaration of Trust.

(d)(13)	Form of Subadvisory Agreement between Managers and Next Century Growth Investors LLC with respect to Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund.

Form of Subadvisory Agreement between Managers and Lord, Abbett & Co., LLC with respect to Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund.

Form of Subadvisory Agreement between Managers and WEDGE Capital Management L.L.P. with respect to Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund.

Form of Subadvisory Agreement between Managers and OFI Institutional Asset Management, Inc. with respect to Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund.

(j)	Consent of PricewaterhouseCoopers LLP.

(o)(5)	Code of Ethics of Evergreen Investment Management Company, LLC.

(o)(7)	Code of Ethics of Northstar Capital Management, Inc.

(o)(8)	Code of Ethics of Pacific Investment Management Company, LLC.

(o)(12)	Code of Ethics of Next Century Growth Investors LLC.

(o)(13)	Code of Ethics of Lord, Abbett & Co., LLC.

(o)(14)	Code of Ethics of WEDGE Capital Management L.L.P.

(o)(15)	Code of Ethics of OFI Institutional Asset Management, Inc.